As filed with the Securities and Exchange Commission on May 15, 2006

                                           1933 Act Registration No. 333- 133299

--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                  [ ]  Pre-Effective                [x] Post-Effective
                       Amendment No.                    Amendment No. 1

                              PHOENIX ADVISER TRUST
                      (Phoenix Foreign Opportunities Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                           ---------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                                     Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                           ---------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective:

[X] immediately on filing pursuant to paragraph (b)
[ ] on _____ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _____ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             THE PHOENIX-KAYNE FUNDS
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                    May 15, 2006

Dear Shareholder:

         The Board of Trustees of the Phoenix-Kayne Funds ("Kayne Funds") has approved the reorganization of Phoenix Overseas Fund ("Overseas") into Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust. Foreign Opportunities' investment objective is substantially similar and investment strategies are similar to those of Overseas. The reorganization is expected to be completed on or about May 19, 2006. Once the reorganization is completed, you will become a shareholder of Foreign Opportunities and will receive shares of the corresponding class of Foreign Opportunities with an aggregate net value equal to the aggregate net asset value of your investment in Overseas. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

         The Board of Trustees of Kayne Funds believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Overseas and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, and 5:00 p.m. on Friday.

                                                    Sincerely,


                                                    /s/ Daniel T. Geraci
                                                    --------------------
                                                    Daniel T. Geraci
                                                    President

                            ACQUISITION OF ASSETS OF

                              PHOENIX OVERSEAS FUND
                                   a series of
                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                       PHOENIX FOREIGN OPPORTUNITIES FUND
                                   a series of
                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                               DATED MAY 15, 2006

         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Overseas Fund ("Overseas"), a series of Phoenix-Kayne Funds ("Kayne Funds"), into the Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"). This Prospectus/Information Statement is being mailed on or about May 23, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Kayne Funds has approved the reorganization of Overseas into Foreign Opportunities. Overseas and Foreign Opportunities are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Overseas will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas (the "Reorganization"). Class A, Class C and Class X shares of Foreign Opportunities will be distributed to each shareholder in liquidation of Overseas, and Overseas will be terminated as a series of Kayne Funds. You will then hold that number of full and fractional shares of Foreign Opportunities which have an aggregate net asset value equal to the aggregate net asset value of your shares of Overseas.

         Overseas is a separate diversified series of Kayne Funds, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Foreign Opportunities is a separate diversified series of Adviser Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Overseas is substantially similar to that of Foreign Opportunities, as follows:

--------------------------------------------------------------------------------
                FUND                                 INVESTMENT OBJECTIVE
                ----                                 --------------------
--------------------------------------------------------------------------------
Overseas                                       Long-term capital
                                               appreciation, with
                                               dividend income a
                                               secondary consideration.
--------------------------------------------------------------------------------
Foreign Opportunities                          Long-term capital appreciation.
--------------------------------------------------------------------------------

         The investment strategies for Overseas are similar to those for Foreign Opportunities, but there are some differences. The investment objective of Foreign Opportunities is not fundamental while Overseas' investment objective is fundamental, meaning that it may not be changed without the vote of a majority of the outstanding voting securities. While Overseas invests in common stocks, Foreign Opportunities may invest in other equity securities. Unlike Overseas, Foreign Opportunities may invest in emerging market securities. The Funds' investment style is different in that Foreign Opportunities seeks undervalued companies while Overseas uses a blended growth and value strategy. In addition, the Funds have different market capitalization restrictions, in that Overseas selects companies that generally have a market capitalization of $3 billion or more while Foreign Opportunities typically invests in securities of medium to large companies, but is not limited to investing in securities of companies of any particular size.

         This Prospectus/Information Statement explains concisely the information about Foreign Opportunities that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
INFORMATION ABOUT OVERSEAS:                    HOW TO OBTAIN THIS INFORMATION:
---------------------------                    -------------------------------
--------------------------------------------------------------------------------
Prospectus of Kayne Funds relating to      Copies are available upon request and
Overseas, dated May 1, 2006                without charge if you:

Statement of Additional Information of     o Write to Phoenix Equity Planning
Kayne Funds relating to Overseas,            Corporation, One American Row,
dated May 1, 2006                            P.O. Box 150480, Hartford, CT
                                             06115-0480; or
Annual Report of Kayne Funds relating
to Overseas for the year ended             o Call (800) 243-1574 toll-free; or
December 31, 2005
                                           o Visit www.PhoenixFunds.com on the
                                             internet.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION ABOUT FOREIGN OPPORTUNITIES:   HOW TO OBTAIN THIS INFORMATION:
----------------------------------------   -------------------------------
--------------------------------------------------------------------------------

Prospectus of Adviser Trust relating to    Copies are available upon request and
Foreign Opportunities, dated May 15,
2006, which accompanies this               o Write to Phoenix Equity Planning
Prospectus/Information Statement             Corporation, One American Row, P.O.
                                             Box 150480, Hartford, CT
Statement of Additional Information of       06115-0480; or
Adviser Trust relating to Foreign
Opportunities, dated May 15, 2006.         o Call (800) 243-1574 toll-free; or

Annual Report of Adviser Trust relating    o Visit www.PhoenixFunds.com on the
to Foreign Opportunities for the year        internet.
Annual Report of Adviser Trust relating
ended February 28, 2006
--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:      HOW TO OBTAIN THIS INFORMATION:
-------------------------------------      -------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information        Copies are available upon request and
dated May 15, 2006, which relates to       without charge if you:
this Prospectus/Information Statement
and the Reorganization                     o Write to Phoenix Equity Planning
                                             Corporation, One American Row,
                                             P.O. Box 150480, Hartford, CT
                                             06115-0480; or

                                           o Call (800) 243-1574 toll-free.
--------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Overseas contained in the Prospectus of Kayne Funds dated May 1, 2006 (SEC File No. 811-07705) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Foreign Opportunities contained in the Prospectus of Adviser Trust dated May 15, 2006 (SEC File No. 811-21371) also is incorporated by reference in this document. The Statement of Additional Information dated May 15, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Kayne Funds relating to Overseas for the year ended December 31, 2005, financial statements of Adviser Trust relating to Foreign Opportunities for the year ended February 28, 2006, and pro forma financial statements of Adviser Trust relating to Foreign Opportunities for the twelve month period ended February 28, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN FOREIGN OPPORTUNITIES:

o  is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o  is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

                                                Table of Contents                                              Page
                                                -----------------                                              ----

SUMMARY...........................................................................................................6
         Why is the Reorganization occurring?.....................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Foreign Opportunities will I own?...............................6
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........8
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............8
         How do the Funds fees and expenses compare?.............................................................11
         How do the Funds' performance records compare?..........................................................15
         Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?..........................................................18
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................20
         Are the risk factors for the Funds similar?.............................................................20
         What are the primary risks of investing in each Fund?...................................................20
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................24
         Federal Income Tax Consequences.........................................................................25
         Pro-forma Capitalization................................................................................26
         Distribution of Shares..................................................................................27
         Purchase and Redemption Procedures......................................................................28
         Exchange Privileges.....................................................................................29
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................29
         Form of Organization....................................................................................29
         Capitalization..........................................................................................29
         Shareholder Liability...................................................................................30
         Shareholder Meetings and Voting Rights..................................................................30
         Liquidation.............................................................................................31
         Liability and Indemnification of Trustees...............................................................31
         Shareholder Information.................................................................................32
         Control Persons and Principal Holders of Securities.....................................................33
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................34
ADDITIONAL INFORMATION...........................................................................................34

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
                  REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         Both Funds are managed and constructed in a similar style and composition. The proposed reorganization will allow shareholders of Overseas to own a fund that is similar in style, but with a lower fee structure and a greater amount of assets. Foreign Opportunities has a substantially similar investment objective and similar strategies as Overseas, while it has outperformed Overseas on a one- and five-year basis, through December 31, 2005. In addition, the total fund expenses of Foreign Opportunities, assuming the Reorganization is consummated, are expected to be less than those of Overseas. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Foreign Opportunities.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Overseas to Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities;

o the assumption by Foreign Opportunities of all of the liabilities of Overseas;

o the liquidation of Overseas by distribution of Class A, Class C and Class X shares of Foreign Opportunities to Overseas' shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about May 19, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF FOREIGN OPPORTUNITIES WILL I OWN?

         Prior to the Reorganization, all Class B shares of Overseas will be converted to Overseas Class A shares. Thereafter, if you own Class A, Class C or Class X shares of Overseas, you will own Class A, Class C and Class X, respectively, of Foreign Opportunities.

         The new shares you receive will have the same total value as your shares of Overseas, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Foreign Opportunities are less than the operating expenses of Overseas. As of February 28, 2006, Foreign Opportunities' total operating expense ratios for Class A and Class C shares were 1.25% and 2.00%, respectively, of average daily net assets and Overseas' total operating expense ratios as of December 31, 2005, were 1.65%, 2.40% and 1.40% for Class A, Class C and Class X, respectively. While both Funds have expense limitations in place with the investment advisers, Foreign Opportunities' total operating expense ratio with waiver increased to 1.35%, 2.10% and 1.10% for Class A, Class C and Class X, respectively, but will remain contractually in place from April 1, 2006 through June 30, 2008, while Overseas' voluntary agreement ended April 30, 2006.

o OPERATING EFFICIENCIES: Upon the reorganization of Overseas into Foreign Opportunities, operating efficiencies may be achieved by Foreign Opportunities because it will have a greater level of assets. As of February 28, 2006, Overseas' assets were approximately $58.95 million and Foreign Opportunities' assets were approximately $134.97 million.

         After the Reorganization the value of your shares will depend on the performance of Foreign Opportunities rather than that of Overseas. The Trustees of each of Kayne Funds and Adviser Trust believe that the Reorganization will benefit both Overseas and Foreign Opportunities. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Like Overseas, Foreign Opportunities will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C and Class X shares of Foreign Opportunities or distributed in cash, if you have so elected.

         The Trustees of Kayne Funds, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Overseas, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Adviser Trust have also approved the Reorganization on behalf of Foreign Opportunities.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C and Class X shares, as applicable, of Foreign Opportunities in the same manner as you did for your shares of Overseas before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Overseas are substantially similar and similar, respectively, to those of Foreign Opportunities. While the investment objective of Foreign Opportunities is non-fundamental, which means that it may be changed by vote of the Trustees, without shareholder approval, the investment objective of Overseas is fundamental, and generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a selling fund (Overseas) is not materially different from the investment objective of a surviving fund (Foreign Opportunities).

         The following tables summarize a comparison of Overseas and Foreign Opportunities with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

   -----------------------------------------------------------------------------
                OVERSEAS
   -----------------------------------------------------------------------------
   Investment   Long-term capital appreciation, with dividend income a secondary
   Objective    consideration.
   -----------------------------------------------------------------------------
   Principal    Under normal circumstances, invests at least 80% of its assets
   Investment   in stocks of companies outside of the United States. Assets
   Strategies   will be invested in at least three different countries outside of the United States, with investments in no single country accounting for more than 40% of the fund's assets.

                Uses a blended growth and value strategy to select international companies that the adviser believes have global businesses or operations, rather than localized companies, and which generally have a market capitalization of $3 billion or more. At December 31, 2005, the market capitalization of the issuers in which the fund was invested ranged from approximately $1.99 billion to $222.45 billion.

                Uses a strategy emphasizing profitable, low debt, cash flow generating companies, which the adviser deems to be of high quality.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                Generally invests in approximately 40 to 80 securities at any given time.

                Will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                FOREIGN OPPORTUNITIES
   -----------------------------------------------------------------------------
   Investment   Long-term capital appreciation.
   Objective
   -----------------------------------------------------------------------------
   Principal    Under normal circumstances, at least 80% of net assets are
   Investment   invested in equity securities of issuers located outside of the
   Strategies   United States, or which derive a significant portion of their business or profits outside of the United States in three or more foreign countries. The Fund's policy of investing 80% of its assets in international equity securities may be changed only upon 60 days written notice to shareholders.

                Will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts.

                Typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

                May invest substantially all assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

                Most of the Fund's assets are invested in equity securities of issuers in countries that are generally considered to have developed markets, but it may also invest in emerging markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

                In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with the Fund's investment objective and policies.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.
   -----------------------------------------------------------------------------

         The principal risks of investing in Foreign Opportunities are similar to those of investing in Overseas. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

    Foreign Opportunities only:

o Investments in emerging markets include all of the risks of investments in foreign securities, but emerging markets have been more volatile and are subject to severe price declines

         Overseas and Foreign Opportunities may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high grade commercial paper as a temporary defensive strategy when, in the belief of the subadviser, adverse market conditions warrant doing so. This strategy, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Overseas and Foreign Opportunities have substantially similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Overseas may be sold in significant amounts in order to comply with the policies and investment practices of Foreign Opportunities in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Foreign Opportunities. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         After its Class B shares are converted into Class A shares, Overseas offers three classes of shares (Class A, Class C and Class X). Foreign Opportunities offers two classes of shares (Class A and Class C). Class X shares of Foreign Opportunities will first become available no later than the date of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C and Class X shares of each of the Funds. The table entitled "Foreign Opportunities Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A and Class C and Class X (Overseas only) shares of Overseas and Foreign Opportunities set forth in the following tables and in the examples are based on the expenses for Overseas and Foreign Opportunities for the twelve month period ended December 31, 2005, and February 28, 2006, respectively. The amounts for Class A, Class C and Class X shares of Foreign Opportunities (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Foreign Opportunities would have been for the twelve month period ended February 28, 2006, assuming the Reorganization had taken place on March 1, 2005.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 OVERSEAS                FOREIGN OPPORTUNITIES
                                                 --------                ---------------------
---------------------------------- ------------ ----------- ------------ ----------- ------------
                                     Class A     Class C      Class X     Class A      Class C
                                     -------     -------      -------     -------      -------
---------------------------------- ------------ ----------- ------------ ----------- ------------
Maximum Sales Charge (Load)           5.75%        None        None        5.75%        None
Imposed on a Purchase (as a
percentage of offering price)
---------------------------------- ------------ ----------- ------------ ----------- ------------
Maximum Deferred Sales Charge         None*        1%**        None        None*        1%**
(Load) (as a percentage of the
lesser of the value redeemed or
the amount invested)
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 OVERSEAS                FOREIGN OPPORTUNITIES
                                                 --------                ---------------------
---------------------------------- ------------ ----------- ------------ ----------- ------------
Maximum Sales Charge (Load)           None         None        None         None        None
Imposed on Reinvested Dividends
---------------------------------- ------------ ----------- ------------ ----------- ------------
Redemption Fee                        None         None        None         None        None
---------------------------------- ------------ ----------- ------------ ----------- ------------
Exchange Fee                          None         None        None         None        None
------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------
                                                  FOREIGN OPPORTUNITIES
                                                       (PRO FORMA)
                                                       -----------
             ---------------------------- ------------- ----------- ------------
                                            Class A      Class C      Class X
                                            -------      -------      -------
             ---------------------------- ------------- ----------- ------------
             Maximum Sales Charge            5.75%         None        None
             (Load) Imposed on a
             Purchase (as a percentage
             of offering price)
             ---------------------------- ------------- ----------- ------------
             Maximum Deferred Sales          None*         1%**        None
             Charge (Load) (as a
             percentage of the lesser
             of the value redeemed or
             the amount invested)
             ---------------------------- ------------- ----------- ------------
             Maximum Sales Charge             None         None        None
             (Load) Imposed on
             Reinvested Dividends
             ---------------------------- ------------- ----------- ------------
             Redemption Fee                   None         None        None
             ---------------------------- ------------- ----------- ------------
             Exchange Fee                     None         None        None
             -------------------------------------------------------------------

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

             -------------------------------------------------------------------
                                                         OVERSEAS
                                                         --------
             ----------------------------- ------------ ------------ -----------
                                             Class A      Class C     Class X
                                             -------      -------     -------
             ----------------------------- ------------ ------------ -----------
             Management Fees                  0.95%        0.95%       0.95%
             ----------------------------- ------------ ------------ -----------
             Distribution and Service         0.25%        1.00%        None
             (12b-1) Fees***
             ----------------------------- ------------ ------------ -----------
             Other Expenses                   0.63%        0.63%       0.63%
             ----------------------------- ------------ ------------ -----------
             Total Annual Fund Gross          1.83%        2.58%       1.58%
             Operating Expenses ****
             -------------------------------------------------------------------

             ---------------------------------------------------------------
                                                   FOREIGN OPPORTUNITIES
                                                   ---------------------
             ----------------------------------- -------------- ------------
                                                    Class A       Class C
                                                    -------       -------
             ----------------------------------- -------------- ------------
             Management Fees                         0.85%         0.85%
             ----------------------------------- -------------- ------------
             Distribution and Service (12b-1)        0.25%         1.00%
             Fees***
             ----------------------------------- -------------- ------------
             Other Expenses                          0.52%         0.50%
             ----------------------------------- -------------- ------------
             Total Annual Fund Operating             1.62%         2.35%
             Expenses Before Expense Waiver
             ----------------------------------- -------------- ------------
             Expense Waivers*****                  (0.27%)       (0.25%)
             ----------------------------------- -------------- ------------
             Total Annual Fund Operating            1.35%         2.10%
             Expenses After Expense Waiver
             ---------------------------------------------------------------

       -------------------------------------------------------------------------
                                                 FOREIGN OPPORTUNITIES
                                                      (PRO FORMA)
                                                      -----------
       ------------------------------- -------------- ------------ -------------
                                          Class A       Class C      Class X
                                          -------       -------      -------
       ------------------------------- -------------- ------------ -------------
       Management Fees                     0.85%         0.85%        0.85%
       ------------------------------- -------------- ------------ -------------
       Distribution and Service            0.25%         1.00%         None
       (12b-1) Fees***
       ------------------------------- -------------- ------------ -------------
       Other Expenses                      0.57%         0.57%        0.57%
       ------------------------------- -------------- ------------ -------------
       Total Annual Fund Operating         1.67%         2.42%        1.42%
       Expenses Before Expense Waiver
       ------------------------------- -------------- ------------ -------------
       Expense Waivers*****               (0.32%)       (0.32%)      (0.32%)
       ------------------------------- -------------- ------------ -------------
       Total Annual Fund Operating         1.35%         2.10%        1.10%
       Expenses After Expense Waiver
       -------------------------------------------------------------------------
* A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

** The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

*** Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

**** Overseas' investment adviser voluntarily agreed to reimburse the Fund's total operating expenses (excluding interest, tax and extraordinary expenses), through April 30, 2006, to the extent that such expenses exceeded 1.65% for Class A Shares, 2.40% for Class C Shares and 1.40% for Class X Shares.

***** From April 1, 2006 through June 30, 2008, Foreign Opportunities' investment adviser has contractually agreed to limit the expenses of the Fund to 1.35%, 2.10%, and 1.10% for Class A Shares, Class C Shares, and Class X Shares, respectively.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Overseas versus Foreign Opportunities and Foreign Opportunities Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all contractual expense waivers remain in effect for the periods indicated only. The examples are for illustration only, and your actual costs may be higher or lower.

         Examples of Fund Expenses

          ---------------------------------------------------------------------------------------------------
                                                                OVERSEAS
                                                                --------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $750                $1,117              $1,508               $2,599
          Class B                  $661                $1,002              $1,370               $2,732
          Class C                  $361                 $802               $1,370               $2,915
          Class X                  $161                 $499                $860                $1,878
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                         FOREIGN OPPORTUNITIES
                                                         ---------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $705                $1,006              $1,356               $2,342
          Class C                  $313                 $684               $1,209               $2,647
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                   FOREIGN OPPORTUNITIES PRO FORMA
                                                    -------------------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class A                  $705                $1,011              $1,374               $2,406
          Class C                  $313                 $692               $1,235               $2,736
          Class X                  $112                 $385                $716                $1,664
          ---------------------------------------------------------------------------------------------------

          You would pay the following expenses if you did not redeem your shares:

          ----------------- ---------------------------------------------------------------------------------
                                                                OVERSEAS
                                                                --------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class B                  $261                 $802               $1,370               $2,732
          Class C                  $261                 $802               $1,370               $2,915
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                         FOREIGN OPPORTUNITIES
                                                         ---------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class C                  $213                 $684               $1,209               $2,647
          ---------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                                                    FOREIGN OPPORTUNITIES PRO FORMA
                                                    -------------------------------
                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------
          Class C                  $213                 $692               $1,235               $2,736
          ---------------------------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class X shares of Overseas and Class A shares of Foreign Opportunities have performed in the past. Foreign Opportunities commenced operations on October 13, 2003, after taking over the assets and operations of Vontobel International Equity Fund (the "Predecessor Fund"). The performance shown in the tables below reflects the performance of the Class A shares of the Predecessor Fund prior to October 13, 2003, and the Fund's performance since that date. Foreign Opportunities appointed a new subadviser on June 20, 2005, and the performance information set forth below reflects the management of the previous subadviser from October 13, 2003 to June 20, 2005. Class X shares of Foreign Opportunities will first become available no later than the date of the Reorganization. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss in each full calendar year for the Class X shares of Overseas since inception on October 18, 1996, and for the Class A shares of Foreign Opportunities over a ten-year period.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund's average annual returns in the charts above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                    OVERSEAS

                               [GRAPHIC OMITTED]
                          1997                 16.42%
                          1998                 26.74%
                          1999                 31.06%
                          2000                 -9.65%
                          2001                -29.72%
                          2002                -20.04%
                          2003                 26.15%
                          2004                 13.56%
                          2005                 10.53%

                         High Quarter: 4th - 1998 21.18%
                         Low Quarter: 3rd - 2002 -21.34%

                              FOREIGN OPPORTUNITIES

                                [GRAPHIC OMITTED]
                          1996                 16.98%
                          1997                  9.18%
                          1998                 16.77%
                          1999                 46.50%
                          2000                -18.70%
                          2001                -29.17%
                          2002                 -7.92%
                          2003                 30.16%
                          2004                 28.23%
                          2005                 16.51%

                         High Quarter: 4th - 1999 34.02%
                         Low Quarter: 1st - 2001 -18.82%

           Year-to-date performance (through March 31, 2006) is 9.25%

         The next set of tables lists the average annual total return by class of Overseas for the past one and five years and since inception, and Foreign Opportunities for the past one, five and ten years (through December 31, 2005). The after-tax returns shown are for Class X, the oldest class of Overseas, and for Class A, the oldest class of Foreign Opportunities; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)(1)
         ----------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------
                                          1 Year Ended        5 Years Ended         Since
       OVERSEAS                             12/31/05             12/31/05         Inception      Inception Date
       --------                             --------             --------         ---------      --------------
       -----------------------------------------------------------------------------------------------------------
       Class X shares                                                                               10/18/96
       -----------------------------------------------------------------------------------------------------------
           Return Before Taxes               10.53%               -2.30%            5.18%
       -----------------------------------------------------------------------------------------------------------
           Return After Taxes on             10.37%               -2.42%            4.63%
           Distributions(2)
       -----------------------------------------------------------------------------------------------------------
           Return After Taxes on              7.07%               -1.98%            4.31%
           Distributions and Sale of
           Fund Shares(2)
       -----------------------------------------------------------------------------------------------------------
       Class A shares                                                                               8/30/02
       -----------------------------------------------------------------------------------------------------------
           Return Before taxes                3.83%                                 10.75%
       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------
                                          1 Year Ended        5 Years Ended         Since
       OVERSEAS                             12/31/05             12/31/05         Inception      Inception Date
       --------                             --------             --------         ---------      --------------
       -----------------------------------------------------------------------------------------------------------
       Class C shares                                                                               8/30/02
       -----------------------------------------------------------------------------------------------------------
           Return Before taxes                9.37%                                 11.98%
       -----------------------------------------------------------------------------------------------------------
       S&P 500 Index                          4.93%               0.55%             8.02%           10/18/96
                                                                                    11.71%          8/30/02
       -----------------------------------------------------------------------------------------------------------
       Morgan Stanley Capital                13.54%               4.55%             6.00%           10/18/96
           International EAFE Index                                                 19.22%          8/30/02
           (Net)
       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------
                                                                                   10 Years
                                          1 Year Ended        5 Years Ended         Ended            Since
       FOREIGN OPPORTUNITIES                12/31/05             12/31/05          12/31/05        Inception
       ---------------------                --------             --------          --------        (Class C)
       -----------------------------------------------------------------------------------------------------------
       Class A shares
       -----------------------------------------------------------------------------------------------------------
           Return Before Taxes                9.66%               3.60%             7.81%
       -----------------------------------------------------------------------------------------------------------
           Return After Taxes on              8.32%               2.96%             6.24%
           Distributions(2)
       -----------------------------------------------------------------------------------------------------------
           Return After Taxes on              7.77%               2.89%             6.09%
           Distributions and Sale of
           Fund Shares(2)
       -----------------------------------------------------------------------------------------------------------
       Class C shares                                                                               10/10/03
       -----------------------------------------------------------------------------------------------------------
           Return Before Taxes               15.55%                 --                --             24.45%
       -----------------------------------------------------------------------------------------------------------
       S&P 500 Index                          4.93%               0.55%             9.12%            11.70%
       -----------------------------------------------------------------------------------------------------------
       MSCI EAFE Index (Net)                 13.54%               4.55%             5.84%            20.07%
       -----------------------------------------------------------------------------------------------------------

        (1) Each Fund's average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class C shares.

        (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           --------------------------

         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The MSCI EAFE Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index is calculated on a total return basis with net dividends reinvested. Index performance does not reflect sales charges, any mutual fund expenses or any taxes.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Foreign Opportunities is also contained in management's discussion of Foreign Opportunities' performance, which appears in the most recent Annual Report of the Adviser Trust relating to Foreign Opportunities.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Overseas and Foreign Opportunities is the responsibility of, and is supervised by, the respective Boards of Trustees of the Funds.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for Foreign Opportunities and is responsible for managing the Fund's investment program. The Adviser selects and pays the fees of the Subadviser to manage the Fund and monitors the Subadviser's management of the Fund.

         Facts about the Adviser:
         -----------------------------------------------------------------------
         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients, with assets under management of approximately $19.3 billion as of December 31, 2005.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.
         -----------------------------------------------------------------------

         Subadviser
         ----------

         Vontobel Asset Management, Inc. (the "Subadviser") is the investment subadviser to Foreign Opportunities. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund's portfolio.

         Facts about the Subadviser:
         -----------------------------------------------------------------------
         o The Subadviser is wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company having its registered offices in Zurich Switzerland, and has provided investment advisory services to mutual fund clients since 1990.

         o The Subadviser had approximately $4 billion in assets under management as of December 31, 2005.

         o  The Subadviser is located at 450 Park Avenue, New York, NY 10022.
         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Investment and trading decisions for Foreign Opportunities are made by Rajiv Jain. Mr. Jain is a Senior Vice President and Managing Director of the Subadviser. Mr. Jain joined the Subadviser in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain has been the portfolio manager of the Foreign Opportunities (or its predecessor) since February 2002.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Foreign Opportunities, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.85% against the value of Foreign Opportunities' net assets.

         Subadvisory Fees
         ----------------

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Foreign Opportunities. Foreign Opportunities does not pay a fee to the Subadviser. The Adviser pays the Subadviser a sub-advisory fee calculated at the following annual rates:

           ----------------------------------------------------------
           First $50 million                             0.80%
           ----------------------------------------------------------
           $50+ million                                  0.425%
           ----------------------------------------------------------

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Overseas and Foreign Opportunities will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization has been structured so that no gain or loss will be recognized by Overseas or its shareholders for federal income tax purposes as a result of receiving shares of Foreign Opportunities in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Foreign Opportunities that are received by the shareholders of Overseas will be the same as the holding period and aggregate tax basis of the shares of Overseas previously held by such shareholders, provided that such shares of Overseas are held as capital assets. In addition, the holding period and tax basis of the assets of Overseas in the hands of Foreign

Opportunities as a result of the Reorganization will be the same as in the hands of Overseas immediately prior to the Reorganization, and no gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Overseas in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of Overseas' liabilities.

RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment policies of Overseas and Foreign Opportunities. The risks of Foreign Opportunities are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to MARKET RISK.
--------------------------------------------------------------------------------
OVERSEAS               Invests at least 80% of its assets in common stocks.
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES  At least 80% of net assets are invested in equity securities.
--------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to FOREIGN INVESTMENT RISK.
--------------------------------------------------------------------------------
OVERSEAS Under normal circumstances, invests at least 80% of its assets in common stocks of companies outside of the United States, in at least three different countries outside of the United States.
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES  Under normal circumstances, at least 80% of net assets are invested in equity securities of issuers located outside of the United States, or which derive a significant portion of their business or profits outside of the United States in three or more foreign countries.
--------------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, Foreign Opportunities may invest in emerging markets. Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to MARKET CAPITALIZATION
                       RISK.
--------------------------------------------------------------------------------
OVERSEAS Select companies which generally have a market capitalization of $3 billion or more.
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES  Typically invests in securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any particular size.
--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

--------------------------------------------------------------------------------
                       Each of the Portfolios is subject to INVESTMENT STYLE
                       RISK.
--------------------------------------------------------------------------------
OVERSEAS               Uses a blended growth and value strategy.
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES  Seeks to identify undervalued companies.
--------------------------------------------------------------------------------
         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Overseas to own a fund that is similar in style, but with a lower fee structure and a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Foreign Opportunities.

         At a regular meeting held on February 16, 2006, all of the Trustees of Kayne Funds on behalf of Overseas, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Overseas, and that the interests of existing shareholders of Overseas will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Foreign Opportunities has a substantially similar investment objective and similar strategies as Overseas, while it has outperformed Overseas on a one- and five-year basis, through December 31, 2005. In addition, on a pro forma basis after the Reorganization, total operating expenses of Foreign Opportunities are anticipated to be less than those of Overseas.

         The Trustees considered the relative asset size of each Fund, including the benefits of Overseas joining with a larger entity. As of December 31, 2005, Overseas' assets were approximately $57.2 million and Foreign Opportunities' assets were approximately $117.5 million.

         In addition, the Trustees considered, among other things:

o   the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of Foreign Opportunities is lower, and total expenses of Foreign Opportunities are lower than those of Overseas, due to contractual fee limitations by the Adviser through June 30, 2008;

o the fact that Overseas and Foreign Opportunities have substantially similar investment objectives and similar principal investment strategies;

o the fact that PIC or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Foreign Opportunities will assume all of the liabilities of Overseas;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Overseas, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Kayne Funds met with counsel to the Disinterested Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Kayne Funds concluded that the proposed Reorganization would be in the best interests of Overseas and its shareholders. Consequently, they approved the Plan.

         The Trustees of Adviser Trust have also approved the Plan on behalf of Foreign Opportunities.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Overseas will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class X shares of Foreign Opportunities and the assumption by Foreign Opportunities of all of the liabilities of Overseas on or about May 19, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Overseas will endeavor to discharge all of its known liabilities and obligations. Overseas will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Overseas will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Foreign Opportunities to be received by the shareholders of Overseas will be determined by multiplying the respective outstanding class of shares of Overseas by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Overseas by the net asset value per share of the respective class of shares of Foreign Opportunities. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Foreign Opportunities, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Foreign Opportunities, Overseas will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Foreign Opportunities received by Overseas. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Overseas' shareholders on Foreign Opportunities' share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Foreign Opportunities due to Overseas' shareholders. All issued and outstanding shares of Overseas will be canceled. The shares of Foreign Opportunities to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Overseas will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Overseas and Foreign Opportunities; (b) by either Overseas or Foreign Opportunities if the Reorganization has not occurred on or before October 31, 2006 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Overseas and Foreign Opportunities in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Overseas, Foreign Opportunities or their shareholders.

         If the Reorganization is not consummated, the Trustees of Kayne Funds will consider other possible courses of action which may be in the best interests of Overseas shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Overseas and Foreign Opportunities will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

1. The transfer of all of the assets of Overseas solely in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas followed by the distribution of Foreign Opportunities' shares to the shareholders of Overseas in dissolution and liquidation of Overseas, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Overseas and Foreign Opportunities will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2. No gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Overseas solely in exchange for the shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Overseas;

3. No gain or loss will be recognized by Overseas on the transfer of its assets to Foreign Opportunities in exchange for Foreign Opportunities' shares and the assumption by Foreign Opportunities of the liabilities of Overseas or upon the distribution (whether actual or constructive) of Foreign Opportunities' shares to Overseas' shareholders in exchange for their shares of Overseas;

4. No gain or loss will be recognized by Overseas' shareholders upon the exchange of their shares of Overseas for shares of Foreign Opportunities in liquidation of Overseas;

5. The aggregate tax basis of the shares of Foreign Opportunities received by each shareholder of Overseas pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Overseas held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Foreign Opportunities received by each shareholder of Overseas will include the period during which the shares of Overseas exchanged therefor were held by such shareholder (provided that the shares of Overseas were held as a capital asset on the date of the Reorganization); and

6. The tax basis of the assets of Overseas acquired by Foreign Opportunities will be the same as the tax basis of such assets to Overseas immediately prior to the Reorganization, and the holding period of such assets in the hands of Foreign Opportunities will include the period during which the assets were held by Overseas.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Overseas would recognize gain or loss on the transfer of its assets to Foreign Opportunities and each shareholder of Overseas would recognize a taxable gain or loss equal to the difference between its tax basis in its Overseas shares and the fair market value of the shares of Foreign Opportunities it received.

         As of December 31, 2005, Overseas had capital loss carryforward of $20,084,716. Foreign Opportunities' utilization after the Reorganization of any pre-Reorganization losses realized by Overseas to offset gains realized by Foreign Opportunities could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of Overseas and Foreign Opportunities as of February 28, 2006, and the capitalization of Foreign Opportunities on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.678 Class A shares, 0.675 Class C shares and 0.681 Class X shares of Foreign Opportunities for each Class A, Class C and Class X share, respectively, of Overseas.

              CAPITALIZATION OF OVERSEAS, FOREIGN OPPORTUNITIES AND
                        FOREIGN OPPORTUNITIES (PRO FORMA)
----------------------------------------------------------------------------------------------------------
                                                                                           FOREIGN
                                                                                           -------
                                                                                        OPPORTUNITIES
                                                                                        -------------
                                                    FOREIGN                           PRO-FORMA (AFTER
                                                    -------                           ----------------
                                   OVERSEAS       OPPORTUNITIES      ADJUSTMENTS       REORGANIZATION)
                                   --------       -------------      -----------       ---------------
------------------------------- --------------- ------------------ ----------------- ---------------------
Net Assets

Class A                           $12,259,872       $128,991,320          $545,881          $141,797,073

Class B                              $545,881                ---         ($545,881)                  ---

Class C                            $1,256,934         $6,019,396                              $7,276,330

Class X                           $44,889,039                ---                             $44,889,039

Total Net Assets                  $58,951,726       $135,010,716                            $193,962,442
------------------------------- --------------- ------------------ ----------------- ---------------------
Net Asset Value Per Share

Class A                                $15.45             $21.47                                  $21.47

Class B                                $14.46                ---                                     ---
Class C                                $14.46             $21.41                                  $21.41

Class X                                $14.63                ---                                  $21.47
------------------------------- --------------- ------------------ ----------------- ---------------------
Shares Outstanding

Class A                               842,132         6,007,674           (245,683)            6,604,123

Class B                                37,755                ---           (37,755)                  ---

Class C                                86,944            281,105           (28,235)              339,814

Class X                             3,067,908                ---          (977,128)            2,090,780
------------------------------- --------------- ------------------ ----------------- ---------------------
Total Shares Outstanding            4,034,739          6,288,779        (1,288,801)            9,034,717
----------------------------------------------------------------------------------------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Foreign Opportunities is authorized to issue two classes of shares: Class A and Class C. Class X shares of Foreign Opportunities are not currently offered but will first become available no later than the date of the Reorganization. The Class B shares of Overseas will be converted to Class A shares, and thereafter Overseas offers Class A, Class C and Class X shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Overseas owning Class A, Class C or Class X shares will receive Class A, Class C or Class X shares, respectively, of Foreign Opportunities. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Foreign Opportunities under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Foreign Opportunities will be added to the length of time you held shares in Overseas. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Overseas. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Foreign Opportunities under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Overseas in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class X shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class X shares do not pay a sales charge at any time, and there are no distribution and services fees applicable to Class X shares.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Foreign Opportunities.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Overseas and Foreign Opportunities currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Foreign Opportunities intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Overseas is a series of Kayne Funds, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in 1996. Foreign Opportunities is a series of Adviser Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in 2003. Kayne Funds and Adviser Trust are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and Bylaws, a Board of Trustees, and applicable Delaware law. Kayne Funds and Adviser Trust is each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Adviser Trust currently consist of Foreign Opportunities and one other mutual fund of various asset classes, while Kayne Funds consists of Overseas and four other mutual funds.

CAPITALIZATION

         The beneficial interests in Kayne Funds and Adviser Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Kayne Funds and Adviser Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         With its Class B shares converted into Class A shares, Overseas shares are offered in three classes (Class A, Class C and Class X), and shares of Foreign Opportunities are offered in only two classes (Class A and Class C). Foreign Opportunities will offer Class X shares no later than the date of the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Kayne Funds or Adviser Trust or a shareholder of Kayne Funds or Adviser Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Kayne Funds and Adviser Trust to liability. To guard against this risk, the Declaration of Trust of each of Kayne Funds and Adviser Trust (a) provides that any written obligation of Kayne Funds or Adviser Trust, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Kayne Funds or Adviser Trust, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Kayne Funds or Adviser Trust, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Kayne Funds or Adviser Trust, as the case may be. Accordingly, the risk of a shareholder of Kayne Funds or Adviser Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Kayne Funds or Adviser Trust, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Kayne Funds' and Adviser Trust's business, and the nature of their assets, the risk of personal liability to a shareholder of Kayne Funds or Adviser Trust is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Kayne Funds and Adviser Trust, on behalf of Overseas and Foreign Opportunities, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Kayne Funds or Adviser Trust. In addition, each of Kayne Funds and Adviser Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Kayne Funds nor Adviser Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Kayne Funds or Adviser Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Kayne Funds and Adviser Trust, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Kayne Funds or Adviser Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Kayne Funds or Adviser Trust, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Kayne Funds and Adviser Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of each of Kayne Funds and Adviser Trust provides that unless otherwise required by applicable law (including the 1940
Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Kayne Funds or Adviser Trust, as the case may be, as a corporation or other entity, (2) merge Kayne Funds or Adviser Trust, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Kayne Funds and Adviser Trust may also terminate Kayne Funds or Adviser Trust, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Kayne Funds or Adviser Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Kayne Funds or Adviser Trust, the Fund or attributable to the class over the liabilities belonging to Kayne Funds or Adviser Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Kayne Funds and Adviser Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and Bylaws of each of Kayne Funds and Adviser Trust, each Trustee of Kayne Funds or Adviser Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Kayne Funds or Adviser Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Kayne Funds or Adviser Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Kayne Funds and Adviser Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Kayne Funds or Adviser Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Bylaws of each of Kayne Funds and Adviser Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of March 31, 2006, the total number of shares of Overseas outstanding was as follows:

         -------------------------------------------------------------
                                             NUMBER OF SHARES
                                             ----------------
         -------------------------------------------------------------
         CLASS A                             841,035

         CLASS B                             36,123

         CLASS C                             94,042

         CLASS X                             3,076,216
         -------------------------------------------------------------
         TOTAL                               4,047,416
         -------------------------------------------------------------

         As of March 31, 2006, the officers and Trustees of Kayne Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of Overseas.

         As of March 31, 2006, the officers and Trustees of the Adviser Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Foreign Opportunities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2006, the beneficial owners or record owners of more than 5% of the shares of Overseas or Foreign Opportunities were as follows:

OVERSEAS

------------------------------------------------------------------------------------------------------------------------
             NAME AND ADDRESS                NO. OF SHARES      % OF SHARES OF PORTFOLIO     % OF SHARES OF PORTFOLIO
                                                                 BEFORE REORGANIZATION         AFTER REORGANIZATION
------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                            681,458                  16.8%                        4.91%
Special Custody Acct For The
Exclusive Benefit Of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank N.A. FBO
XXXXX3207
500 Stanton Christiana Rd                       719,950                  17.8%                        5.21%
Newark, DE 19713-2107
------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                                    205,240                  5.1%                         1.49%
Harley K Sefton Ttee
Donna K Sefton Irrev Trust
U/A 04/29/93
2550 5th Ave Ste 808
San Diego, CA 92103-6624

FOREIGN OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
             NAME AND ADDRESS                NO. OF SHARES      % OF SHARES OF PORTFOLIO     % OF SHARES OF PORTFOLIO
                                                                 BEFORE REORGANIZATION         AFTER REORGANIZATION
------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                           1,390,081                 20.9%                       14.77%
Exclusive Benefit Of Our Customer
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------
Phoenix Wealth Builder PHOLIO
Attn: Chris Wilkos
Shareholder Services Dept
C/O Phoenix Equity Planning                     385,747                  5.8%                         4.10%
101 Munson St
Greenfield, MA 01301-9684
------------------------------------------------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Kayne Funds relating to Overseas, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Adviser Trust relating to Foreign Opportunities, for the year ended as of February 28, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Foreign Opportunities will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

ADDITIONAL INFORMATION

         Kayne Funds and Adviser Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

May 15, 2006

                                                                       EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of April, 2006, by and between Phoenix Adviser Trust, a Delaware statutory trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Foreign Opportunities Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Phoenix-Kayne Funds, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix Overseas Fund (the "Acquired Fund"), a separate series of the Selling Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholder, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be May 19, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statement of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2005, have been audited by PricewaterhouseCoopers LLP, independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust's Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The audited financial statements of the Acquiring Fund at February 28, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since February 28, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

         (o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

         6.6 The Acquiring Fund shall, for a two-year period after the Closing, limit total annual fund operating expenses of its Class A Shares, Class C Shares, and Class X Shares to 1.35%, 2.10% and 1.10%, respectively, of total net assets.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

         8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify under the continuity of business enterprise (COBE) requirements for corporate reorganizations as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Selling Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:                                     PHOENIX ADVISER TRUST ON BEHALF OF
                                            ITS SERIES PHOENIX FOREIGN
                                            OPPORTUNITIES FUND

_________________________________           By: _______________________________
By:
Title:                                      Title:


Attest:                                     PHOENIX-KAYNE FUNDS ON BEHALF OF ITS
                                            SERIES PHOENIX OVERSEAS FUND

_________________________________           By: ________________________________
By:
Title: Secretary                            Title:






                                            Agreed and accepted as to paragraph
                                            10.2 only:

Attest:                                     PHOENIX INVESTMENT COUNSEL, INC.


_________________________________           By: _______________________________
By:
Title:                                      Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                             PHOENIX OVERESEAS FUND

                                   a series of

                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                       PHOENIX FOREIGN OPPORTUNITIES FUND

                                   a series of

                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

This Statement of Additional Information, dated May 15, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Overseas Fund ("Overseas"), a series of Phoenix-Kayne Funds ("Kayne Funds") to Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"), in exchange for Class A, Class C and Class X shares of beneficial interest, no par value, of Foreign Opportunities (to be issued to holders of shares of Overseas), consists of the information set forth below pertaining to Overseas and Foreign Opportunities and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Overseas, dated May 1, 2006;

         (2) The Statement of Additional Information of Foreign Opportunities dated May 15, 2006;

         (3)      Annual Report of Overseas for the year ended December 31,
                  2005;

         (4) Annual Report of Foreign Opportunities for the year ended February 28, 2006; and

         (5)      Pro Forma Financial Statements dated as of February 28, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Overseas and Foreign Opportunities dated May 15, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Kayne Funds or Adviser Trust at the telephone numbers or addresses set forth above.

                               PHOENIX-KAYNE FUNDS

                   PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

                         PHOENIX INTERMEDIATE BOND FUND

                              PHOENIX OVERSEAS FUND

                          PHOENIX RISING DIVIDENDS FUND

                           PHOENIX SMALL-MID CAP FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Kayne Funds ("the Trust"), dated May 1, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

                                TABLE OF CONTENTS

                                                                            PAGE

The Trust .....................................................................1
Investment Restrictions .......................................................1
Investment Techniques and Risks ...............................................2
Risk Factors..................................................................13
Performance Information ......................................................16
Portfolio Turnover ...........................................................18
Portfolio Transactions and Brokerage .........................................18
Disclosure of Fund Holdings...................................................19
Services of the Adviser.......................................................21
Portfolio Managers ...........................................................24
Net Asset Value ..............................................................26
How to Buy Shares ............................................................26
Alternative Purchase Arrangements ............................................26
Investor Account Services ....................................................30
How to Redeem Shares .........................................................31
Dividends, Distributions and Taxes ...........................................32
Tax Sheltered Retirement Plans ...............................................36
The Distributor ..............................................................37
Distribution Plans............................................................38
Management of the Trust.......................................................40
Additional Information .......................................................47
Appendix......................................................................49

                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926

PXP 1719 (5/06)

                                    THE TRUST

   The Trust is an open-end management investment company organized under Delaware law in 1996 as a Delaware statutory trust. Previously, it was named Kayne Anderson Rudnick Mutual Funds, and prior to that, Kayne Anderson Mutual Funds.

   The Trust's Prospectus describes the investment objectives and strategies that each of the Funds currently offered by the Trust will employ in seeking to achieve its investment objective. The Funds are: Phoenix CA Intermediate Tax-Free Bond Fund (the "CA Bond Fund"), the Phoenix Intermediate Bond Fund (the "Intermediate Bond Fund"), the Phoenix Overseas Fund (the "Overseas Fund"), the Phoenix Rising Dividends Fund (the "Rising Dividends Fund"), and the Phoenix Small-Mid Cap Fund (the "Small-Mid Cap Fund"), (each, a "Fund" and, together, the "Funds"). On February 16, 2006 the Board of Trustees approved the plan to effectuate a merger of the Phoenix Intermediate Bond Fund and the Phoenix Overseas Fund with and into the Phoenix Bond Fund and the Phoenix Foreign Opportunities Fund, respectively. The mergers will be effective on or about May 19, 2006.

   Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, ("the 1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable); provided, that the foregoing limitation shall not apply to the CA Bond Fund;

   (2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

   (3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options transactions, or issuing shares of beneficial interest in multiple classes;

   (5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

   (6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

   (7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

   (8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

   (9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

   A Fund may not:

   (1) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

   (2) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

   (3) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

   (4) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

   (5) purchase more than 10% of the outstanding voting securities of any one issuer;

   (6) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

   (7) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

   (8) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

   (9) invest more than 5% of its net assets in indexed securities.

   Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

   To the extent these restrictions reflect matters of operating policy, which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

                         INVESTMENT TECHNIQUES AND RISKS

PORTFOLIO SECURITIES AND INVESTMENT TECHNIQUES

   The Funds may each utilize the following practices or techniques in pursuing their investment objectives.

BORROWING

   Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 10% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

   Each Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES

   The Funds that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of a Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

   The Funds generally enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

   A Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. A Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful.

   Despite their limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions, the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

DEBT SECURITIES

   Each Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

   In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

   After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. Appendix "A" contains a description of bond ratings from major ratings agencies.

   ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans, such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity, and hence, their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

   BELOW INVESTMENT GRADE DEBT SECURITIES. Each Fund may purchase lower-rated debt securities, (e.g., those rated "BB" and "B" by Standard & Poor's Corporation ("S&P") or "Ba" and "B" by Moody's Investors Service, Inc. ("Moody's")) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

   Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

   MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgage-related securities. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Adjustable-Rate Mortgage-Related Securities ("ARMS"). Because the interest rates on the mortgages underlying ARMS reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

   Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

   The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

   Federal National Mortgage Association ("FNMA"). FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

   Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following:

   (1)fixed-rate level payment mortgage loans;

   (2)fixed-rate growing equity mortgage loans;

   (3)fixed-rate graduated payment mortgage loans;

   (4)variable-rate mortgage loans;

   (5)other adjustable-rate mortgage loans; and

   (6)fixed-rate mortgage loans secured by multifamily projects.

   Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

   (1) fixed-rate level payment mortgage loans;

   (2) fixed-rate graduated payment mortgage loans;

   (3) fixed-rate growing equity mortgage loans;

   (4) fixed-rate mortgage loans secured by manufactured (mobile) homes;

   (5) mortgage loans on multifamily residential properties under construction;

   (6) mortgage loans on completed multifamily projects;

   (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);

   (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and

   (9) mortgage-backed serial notes.

   Privately Issued Mortgage-Related Securities. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations ("CMOs").

   Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

   The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

   MUNICIPAL SECURITIES. Because the CA Bond Fund invests a substantial portion of its total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), the Fund generally will have a lower yield than if it primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of Municipal Securities held by the CA Bond Fund will fluctuate inversely with interest rates.

   Custodial Receipts. The CA Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by the CA Bond Fund should increase the volatility of its net asset value and, thus, its price per share. The CA Bond Fund also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

   Obligations with Puts Attached. The CA Bond Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." The CA Bond Fund will use such puts in accordance with regulations issued by the SEC. In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The CA Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to the CA Bond Fund nor has it assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which the CA Bond Fund may invest.

   Participation Interests. The CA Bond Fund may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

   For certain participation interests, the CA Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in a Municipal Security, plus accrued interest. As to these instruments, the

CA Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios.

   Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

   Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

   Tender Option Bonds. The CA Bond Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The adviser, on behalf of the CA Bond Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice or having no secondary market available will be considered illiquid securities.

   U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Funds will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

   VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

   The CA Bond Fund also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution ("Institution"), typically a commercial bank. Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation, and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, provides a letter of credit, and issues a repurchase commitment.

   Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the CA Bond Fund may invest in such VRDNs, the issuers or underlying institutions of which the adviser believes are creditworthy and satisfy the quality requirements of the CA Bond Fund. The adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

   During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The CA Bond Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

   ZERO COUPON DEBT SECURITIES. The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by a Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, a Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

DEFENSIVE INVESTMENTS

   The adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the adviser to assume a temporary, defensive position during which a portion of each Fund's assets may be invested in cash and short-term instruments. The Funds also may lend securities, and use repurchase agreements.

DEPOSITARY RECEIPTS

   The Rising Dividends, Small-Mid Cap, Overseas, and Intermediate Bond Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

DOLLAR ROLL TRANSACTIONS

   The Funds may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold. When a Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

FOREIGN CURRENCY TRANSACTIONS

   Because certain of the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

   In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the adviser.

   The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euros value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Euro -- for example, by entering into a forward contract to sell Euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

   SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Funds are not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

   A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

   The successful use of forward currency contracts will depend on the adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the adviser's use of forward currency contracts will be advantageous to any Fund or that the adviser will hedge at an appropriate time. If the adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

ILLIQUID INVESTMENTS

   Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the adviser determines the liquidity of the Funds' investments and, through reports from the adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the adviser may consider various factors, including:

   (1) the frequency of trades and quotations,

   (2) the number of dealers and prospective purchasers in the marketplace,

   (3) dealer undertakings to make a market,

   (4) the nature of the security (including any demand or tender features),

   (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and

   (6) in the case of foreign currency-denominated securities, any restriction on currency conversion.

   Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities, certain tender option bonds and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

INDEXED SECURITIES

   The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

   Although not currently intended, the Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

   A Fund normally would purchase call options only in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

   A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

   Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

   The Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will specifically designate on its accounting records liquid assets with an aggregate value equal to at least the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

OTHER INVESTMENT COMPANIES

   Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the 1940 Act, require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

POOLED FUND

   Each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

REPURCHASE AGREEMENTS

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings involving a counterparty), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

RESTRICTED SECURITIES

   Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

   The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the adviser pursuant to guidelines approved by the Board. The adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

   The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

SECURITIES LENDING

   Each Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the adviser. Furthermore, they will only be made if, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

   Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES

   The Funds may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

   When a Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

   In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

   The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the goal of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds will specifically designate on their accounting records liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

                                  RISK FACTORS

DEBT SECURITIES

   Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

   The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Intermediate Bond Fund and the CA Bond Fund may, at times, change the average maturity of their investment portfolios. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

EXCHANGE RATES AND POLICIES

   The Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

   The Funds may be affected, either favorably or unfavorably, by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

FOREIGN SECURITIES

   The Rising Dividends, Small-Mid Cap, Overseas, and Intermediate Bond Funds have the right to purchase, and the Overseas Fund emphasizes, securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

   Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of a Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to a Fund if the value of the portfolio security declined or results in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

   Because the securities owned by the Rising Dividends, Small-Mid Cap, Overseas and Intermediate Bond Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.

HEDGING TRANSACTIONS

   While transactions in options or other "hedging positions" may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

   Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INTEREST RATES

   The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

   Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

   Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE

   Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

MUNICIPAL SECURITIES

   Because the CA Bond Fund invests primarily in Municipal Securities, its performance may be especially affected by factors pertaining to the economies of various states and other factors specifically affecting the ability of issuers of Municipal Securities to meet their obligations.

   The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Municipal Securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The availability of federal, state and local aid to issuers of Municipal Securities also may affect their ability to meet their obligations.

   Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, social, environmental and regulatory policies and conditions in a given state. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by a particular State, and there is no responsibility on the part of a particular State to make payments on such local obligations.

   Any reduction in the actual or perceived ability of an issuer of Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of Municipal Securities as well. For example, in recent years, certain state constitutional and statutory amendments and initiatives have restricted the ability of those states' taxing entities to increase real property and other tax revenues. Other initiative measures approved by voters, through limiting various other taxes, have resulted in a substantial reduction in certain state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these measures on the ability of specific issuers to pay interest or repay principal. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities.

PRICE FLUCTUATION

   Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

SMALL COMPANIES

   Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell 2500(TM) Growth Index, S&P California Municipal Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index and the Morgan Stanley Capital International EAFE (Net) Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The 30-day yield quotation as to Class X Shares of the CA Bond Fund and Intermediate Bond Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

   YIELD = 2[( a-b + 1)(6)-1]
               ---
               cd

   where:  a = dividends and interest earned during the period.
           b = net expenses accrued for the period.
           c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.

   The yields for the Class X Shares for CA Bond Fund and Intermediate Bond Fund indicated for the 30-day period ended December 31, 2005 were as follows:

                                 CLASS X SHARES

CA Bond Fund                         3.63%
Intermediate Bond Fund               4.42%

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares and Class X Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return for each class of shares of the Funds for the indicated periods ended December 31, 2005 were as follows:

                                                                                                                COMMENCEMENT OF
                                                      YEAR ENDED         5 YEARS ENDED       10 YEARS ENDED      OPERATIONS TO
CA BOND FUND                                           12/31/05            12/31/05             12/31/05          12/31/05 (1)
                                                       --------            --------             --------          --------
Class X
     Return Before Taxes                               1.33%               3.88%                  --                   4.08%
     Return After Taxes on Distributions               1.31%               3.78%                  --                   4.03%
     Return After Taxes on Distributions               2.07%               3.87%                  --                   4.05%
        and Sale of Fund Shares

INTERMEDIATE BOND FUND
Class X
     Return Before Taxes                               0.73%               4.55%                  --                   5.03%
     Return After Taxes on Distributions              -0.45%               2.77%                  --                   3.11%
     Return After Taxes on Distributions               0.47%               2.87%                  --                   3.14%
        and Sale of Fund Shares

OVERSEAS FUND
Class X
     Return Before Taxes                              10.53%               -2.30%                 --                   5.18%
     Return After Taxes on Distributions              10.37%               -2.42%                 --                   4.63%
     Return After Taxes on Distributions               7.07%               -1.98%                 --                   4.31%
        and Sale of Fund Shares
Class A Return Before Taxes                            3.83%                 --                   --                  10.75%
Class B Return Before Taxes                            5.37%                 --                   --                  11.51%
Class C Return Before Taxes                            9.37%                 --                   --                  11.98%

RISING DIVIDENDS FUND
Class X
     Return Before Taxes                              -1.19%               -2.03%                6.24%                 N/A
     Return After Taxes on Distributions              -1.41%               -2.20%                5.23%                 N/A
     Return After Taxes on Distributions              -0.49%               -1.76%                5.06%                 N/A
        and Sale of Fund Shares
Class A Return Before Taxes                           -7.10%                 --                   --                   3.01%
Class B Return Before Taxes                           -6.12%                 --                   --                   3.51%
Class C Return Before Taxes                           -2.22%                 --                   --                   4.06%

SMALL-MID CAP FUND
Class X
     Return Before Taxes                               2.95%               5.08%                  --                   9.93%
     Return After Taxes on Distributions               2.95%               4.93%                  --                   9.37%
     Return After Taxes on Distributions               1.92%               4.31%                  --                   8.50%
        and Sale of Fund Shares
Class A Return Before Taxes                           -3.19%                 --                   --                   8.27%
Class B Return Before Taxes                           -2.03%                 --                   --                   8.97%
Class C Return Before Taxes                            1.92%                 --                   --                   9.49%

(1) Since inception, October 18, 1996 for Class X Overseas and Small-Mid Cap Funds; October 28, 1996 for Class X CA Bond and Intermediate Bond Funds; August 30, 2002 for Class A, B and C Overseas, Rising Dividends and Small-Mid Cap Funds.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities, generally on equity securities transactions only. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   For the fiscal years ended December 31, 2003, 2004 and 2005 brokerage commissions paid by the Trust on portfolio transactions totaled $399,990, $314,168, and $477,371 respectively. In the fiscal years ended December 31, 2003, 2004 and 2005, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $95,332 paid during the fiscal year ended December 31, 2005, were paid on fund transactions aggregating $50,201,294 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

     ------------------------------------------------------------------------------------------------------------
                                                                              TIMING OF RELEASE OF PORTFOLIO
     TYPE OF SERVICE PROVIDER           NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
     ---------------------------------- ------------------------------------- -----------------------------------
     Adviser                            Kayne Anderson Rudnick Investment     Daily
                                        Management, LLC
     ---------------------------------- ------------------------------------- -----------------------------------
     Distributor                        Phoenix Equity Planning Corporation   Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Custodian                          State Street Bank and Trust Company   Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Sub-Financial Agent                PFPC Inc.                             Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Independent Registered Public      PricewaterhouseCoopers LLP            Annual Reporting Period: within
     Accounting Firm                                                          15 business days of end of
                                                                              reporting period
                                                                              Semiannual Reporting Period:
                                                                              within 31 business days of end of
                                                                              reporting period
     ---------------------------------- ------------------------------------- -----------------------------------
     Typesetting Firm for Financial     GCom Solutions                        Monthly on first business day
     Reports and Forms N-Q                                                    following month end
     ---------------------------------- ------------------------------------- -----------------------------------
     Printer for Financial Reports      V.G. Reed & Sons                      Annual and Semiannual Reporting
                                                                              Period: within 45 days after end
                                                                              of reporting period
     ---------------------------------- ------------------------------------- -----------------------------------
     Proxy Voting Service               Proxy Lite                            Twice weekly on an ongoing basis
     ---------------------------------- ------------------------------------- -----------------------------------
     Intermediary Selling Shares of     Merrill Lynch                         Quarterly within 10 days of
     the Fund                                                                 quarter end
     ---------------------------------- ------------------------------------- -----------------------------------
     Third-Party Class B Share          SG Constellation LLC                  Weekly based on prior week end
     Financer
     ------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

     ------------------------------------------------------------------------------------------------------------
     Portfolio Redistribution Firms     Bloomberg, Standard & Poor's and      Quarterly, 60 days after fiscal
                                        Thompson Financial Services           quarter end
     ---------------------------------- ------------------------------------- -----------------------------------
     Rating Agencies                    Lipper Inc. and Morningstar           Quarterly, 60 days after fiscal
                                                                              quarter end
     ---------------------------------- ------------------------------------- -----------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                             SERVICES OF THE ADVISER

   Kayne Anderson Rudnick Investment Management, LLC ("Kayne" or the "Adviser") is the Adviser for the Funds. Its principal office is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Kayne is an SEC-registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to sponsored program, private and institutional clients and managed, as of December 31, 2005, approximately $8.6 billion for such clients. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06102-5056.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Management Agreement.

   The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of a Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

   For managing the investment of each fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates:

     FUND                                              MANAGEMENT FEE
     ----                                              --------------
     CA Bond Fund                                           0.50%
     Intermediate Bond Fund                                 0.50%
     Overseas Fund                                          0.95%
     Rising Dividends Fund                                  0.75%
     Small-Mid Cap Fund                                     0.85%

   Management fees accrued by each fund for the fiscal years ended December 31, 2003, 2004 and 2005 are as follows:

     FUND                                   2003                 2004                2005
     ----                                   ----                 ----                ----
     CA Bond Fund                          $181,533            $188,263             $190,463
     Intermediate Bond Fund                $217,554            $250,666             $264,240
     Overseas Fund                         $464,735            $530,258             $541,611
     Rising Dividends Fund                 $738,917          $1,064,263           $1,019,981
     Small-Mid Cap Fund                  $1,037,267          $1,429,437           $1,374,646

   The Management Agreement continues from year to year with respect to each Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On 60 days written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act).

   The Management Agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

EXPENSES

   Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which were amortized over five years.

   The adviser has contractually agreed to reduce its fee and reimburse the following for expenses (excluding interest, taxes and extraordinary expenses) through the funds' merger date, on or about May 19, 2006, so that such total annual operating expenses do not exceed the following percentages of average annual net assets:

     FUND                                      CLASS X             CLASS A             CLASS B             CLASS C
     ----                                      -------             -------             -------             -------
     Intermediate Bond Fund                     0.95%                N/A                 N/A                 N/A
     Overseas Fund                              1.40%               1.65%               2.40%               2.40%

   The Adviser, through April 30, 2007, has contractually agreed to reduce its fee and reimburse the following funds for expenses (excluding interest, tax and extraordinary expenses) so that such total annual operating expenses do not exceed the following percentage of average annual net assets:

     FUND                                      CLASS X             CLASS A             CLASS B             CLASS C
     ----                                      -------             -------             -------             -------
     CA Bond Fund                               0.75%                N/A                 N/A                 N/A
     Rising Dividends Fund                      1.20%               1.45%               2.20%               2.20%
     Small-Mid Cap Fund                         1.30%               1.55%               2.30%               2.30%

   The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

   During the past three years, Kayne reimbursed the Funds the following amounts:

   FUND                                   2003                    2004                   2005
   ----                                   ----                    ----                   ----
   CA Bond Fund                         $100,802                $87,348                $105,772
   Intermediate Bond Fund                   --                      --                       --
   Overseas Fund                        $162,514                $108,890                $88,689
   Rising Dividends Fund                    --                      --                       --
   Small-Mid Cap Fund                       --                      --                       --

   At December 31, 2005, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of each Fund listed below is as follows:

CA Bond Fund                                                    $293,922
Overseas Fund                                                   $360,093

   No fees were recouped by the Adviser for the year ended December 31, 2005. As of December 31, 2005, the Adviser may recapture a portion of the below amounts no later than the dates as stated below:

                                      DECEMBER 31,
FUND                                      2006                   2007                    2008
----                                      ----                   ----                    ----
CA Bond Fund                            $100,802                $87,348                $105,772
Overseas Fund                           $162,514               $108,890                 $88,689

   Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

 BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 annual report covering the period January 1, 2005 through December 31, 2005.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies, or delegate such responsibility to a Subadviser. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

    o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

    o Changes to Capital Structure--dilution or improved accountability associated with such changes.

    o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

    o Social and Corporate Responsibility Issues--the Adviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISER (KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms, including the Adviser (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

   The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to these funds and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP has several components:

(1) Sixty percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures (as indicated in the table below) established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against specified benchmarks for each fund managed. Generally, an individual manager's participation is based on the performance of each fund or separately managed account overseen and is weighted roughly by total assets in each of those funds or separately managed accounts.

            FUND(S)                               BENCHMARK(S) AND/OR PEER GROUPS
            --------                              -------------------------------
     CA Bond Fund                       S&P California Municipal Bond Index
     Intermediate Bond Fund             Lehman Brothers Intermediate Government/Credit Bond Index
     Overseas Fund                      MSCI EAFE(R) Index (Net)
     Rising Dividends Fund              S&P 500(R) Index
     Small-Mid Cap Fund                 Russell 2500(TM) Index

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Fifteen percent of target bonus will be based on Phoenix Investment Partners, Ltd. profitability.

   The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The adviser are required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                     NUMBER OF AND TOTAL      NUMBER OF AND TOTAL ASSETS
                                    ASSETS OF REGISTERED      OF OTHER POOLED INVESTMENT   NUMBER OF AND TOTAL ASSETS OF
NAME                                INVESTMENT COMPANIES            VEHICLES (PIVS)                OTHER ACCOUNTS
----                                --------------------            ---------------                --------------
Kimberly C. Friedricks                 2; $92,000,000                      --                   653; $849,000,000
Sandra L. Gleason                      3; $152,000,000                     --                   22,328; $5,607,000,000
Jean-Baptiste Nadal                    1; $57,000,000                      --                   606; $167,000,000
Allan M. Rudnick                       5; $301,000,000                     --                   3,501; $1,339,000,000
Robert A. Schwarzkopf                  3; $152,000,000                     --                   22,328; $5,607,000,000
Richard Sherry                         5; $301,000,000                     --                   3,501; $1,339,000,000
Paul Wayne                             5; $301,000,000                     --                   3,501; $1,339,000,000

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

   As of December 31, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the December 31, 2005:

                                                                                 DOLLAR RANGE OF EQUITY SECURITIES
        PORTFOLIO MANAGER                        NAME OF FUND                 BENEFICIALLY OWNED IN EACH FUND MANAGED
        -----------------                        ------------                 ---------------------------------------
Kimberly C. Friedricks                           CA Bond Fund                                  None
                                            Intermediate Bond Fund                             None
Sandra L. Gleason                             Small-Mid Cap Fund                               None
Jean-Baptiste Nadal                             Overseas Fund                                  None
Allan M. Rudnick                            Rising Dividends Fund                          $1 - $10,000
Robert A. Schwarzkopf                         Small-Mid Cap Fund                         $10,001 - $50,000
Richard Sherry                              Rising Dividends Fund                              None
Paul Wayne                                  Rising Dividends Fund                          $1 - $10,000

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the "NYSE" is open for trading. The "NYSE" will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

   For Class A Shares, Class B Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. For Class X Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. For purchases of Class X Shares by private clients of the Adviser and Schwab OneSource accounts, the minimum initial investment is $2,000 and the minimum subsequent investment is $250. Completed applications for the purchase of shares should be mailed to:
Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)

CLASS A SHARES--OVERSEAS FUND, RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES--OVERSEAS FUND, RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" Section of this SAI.)

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--OVERSEAS FUND, RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES--ALL FUNDS

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of the Adviser or Subadviser to any Phoenix Funds; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the IRS that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Kayne Funds. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund or any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also "Dividends, Distributions and Taxes section of this SAI"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior
to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the SEC is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

REDEMPTIONS BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS

   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a

RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAX-EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   The Trust and PEPCO have entered into distribution agreements under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.

   For the fiscal year ended December 31, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $189,638, $190,599 and $123,606, respectively of which the Distributor received net commissions of $35,461, $43,705 and $68,190, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2005, the Distributor received net commissions of $7,218 for Class A Shares and deferred sales charges of $57,685 for Class B Shares and $3,287 for Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

RISING DIVIDENDS FUND, SMALL-MID CAP FUND AND OVERSEAS FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
       -----------------              -----------------             ------------------        ----------------------------
 Under $50,000                              5.75%                          6.10%                          5.00%
 $50,000 but under $100,000                 4.75                           4.99                           4.25
 $100,000 but under $250,000                3.75                           3.90                           3.25
 $250,000 but under $500,000                2.75                           2.83                           2.25
 $500,000 but under $1,000,000              2.00                           2.04                           1.75
 $1,000,000 or more                         None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs of PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

        First 5 billion                                  0.06%
        $5 billion to $15 billion                        0.05%
        Greater than $15 billion                         0.03%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. Prior to November 1, 2004, U.S. Bancorp Fund Services, LLC acted as the Funds' Administrator under an Administration Agreement. For administrative services during the Fund's fiscal year ended December 31, 2005, the Trust paid $413,241.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares, except Class X Shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended December 31, 2005, the Fund paid 12b-1 fees in the amount of $540,764 of which the Distributor received $281,649 and unaffiliated broker-dealers received $259,115. The 12b-1 payments were used for (1) compensating dealers, $395,760, (2) compensating sales personnel, $377,399, (3) advertising, $78,838, (4) printing and mailing of prospectuses to other than current shareholders, $5,980, (5) service costs, $37,544 and (6) other, $36,148.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under 1940 Act permitting the issuance of shares in multiple classes.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring on April 29, 2006.

                                                   INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                      PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF        OVERSEEN                    DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED      BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------      ----------             -----------------------------------
E. Virgil Conway                   Served since         54        Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          2002.                          (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                   (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                       (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                  Pace University (Director/Trustee Emeritus) (2003-present),
                                                                  Greater New York Councils, Boy Scouts of America
                                                                  (1985-present), The Academy of Political Science (Vice
                                                                  Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                  (1989-present), Colgate University (Trustee Emeritus)
                                                                  (2004-present). Director/Trustee, The Harlem Youth
                                                                  Development Foundation, (Chairman) (1998-2002),
                                                                  Metropolitan Transportation Authority (Chairman)
                                                                  (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                  Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                  Insurance Company (1974-2002), Centennial Insurance Company
                                                                  (1974-2002), Union Pacific Corp. (1978-2002), BlackRock
                                                                  Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                  (1990-2000), Accuhealth (1994-2002), Pace University
                                                                  (1978-2003), New York Housing Partnership Development Corp.
                                                                  (Chairman) (1981-2003), Josiah Macy, Jr. Foundation
                                                                  (1975-2004).

Harry Dalzell-Payne                Served since      54           Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             2002.                          (1983-present).
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

S. Leland Dill                     Served since      52           Retired. Trustee, Phoenix Funds Family (1989-present).
7721 Blue Heron Way                2005.                          Trustee, Scudder Investments (55 portfolios)
West Palm Beach, FL 33412                                         (1986-present). Director, Coutts & Co. Trust Holdings
DOB: 3/28/30                                                      Limited (1991-2000), Coutts & Co. Group (1991-2000) and
                                                                  Coutts & Co. International (USA) (private banking)
                                                                  (1991-2000).

Francis E. Jeffries                Served since      55           Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           2005.                          (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL  34108                                                 (1987-present).
DOB: 9/23/30

                                                   INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                      PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF        OVERSEEN                    DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED      BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------      ----------             -----------------------------------
Leroy Keith, Jr.                   Served since      52           Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                          (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                      portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN  37402                                            (1980-present).  Director, Diversapak (2002-present),
DOB: 2/14/39                                                      Obaji Medical Products Company (2002-present).
                                                                  Director, Lincoln Educational Services (2002-2004).
                                                                  Chairman, Carson Products Company (cosmetics)
                                                                  (1998-2000).

Geraldine M. McNamara              Served since      54           Managing Director, U.S. Trust Company of New York (private
U.S. Trust Company of NY           2002.                          bank) (1982-present). Trustee/Director, Phoenix Funds
11 West 54th Street                                               Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

Everett L. Morris*                 Served since      54           Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                     1995.                          (1991-present). Director, W.H. Reaves Utility Income Fund
Colts Neck, NJ 07722                                              (2004-present). Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                      (investment management) (1993-2003).

James M. Oates**                   Served since      52           Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners             2005.                          Markets, Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                     Trustee/Director, Phoenix Funds Family (1987-present).
Boston, MA 02109                                                  Managing Director, Wydown Group (consulting firm)
Trustee                                                           (1994-present). Director, Investors Financial Service
DOB: 5/31/46                                                      Corporation (1995-present), Investors Bank & Trust
                                                                  Corporation (1995-present), Stifel Financial
                                                                  (1996-present), Connecticut River Bancorp (1998-present),
                                                                  Connecticut River Bank (1999-present), Trust Company of
                                                                  New Hampshire (2002-present). Chairman, Emerson Investment
                                                                  Management, Inc. (2000-present). Independent Chairman,
                                                                  John Hancock Trust (since 2005), Trustee, John Hancock
                                                                  Funds II and John Hancock Funds III (since 2005).
                                                                  Trustee, John Hancock Trust (2004-2005). Director/Trustee,
                                                                  AIB Govett Funds (six portfolios) (1991-2000), Command
                                                                  Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                  Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com)
                                                                  (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                  Treasurer, Endowment for Health, Inc. (2000-2004).

Donald B. Romans                   Served since      52           Retired. President, Romans & Company (private investors
39 S. Sheridan Road                2005.                          and financial consultants) (1987-2003). Trustee/Director,
Lake Forest, IL 60045                                             Phoenix Funds Family (1985-present). Trustee, Burnham
DOB: 4/22/31                                                      Investors Trust (five portfolios) (1967-2003).

Richard E. Segerson                Served since      52           Managing Director, Northway Management Company
Northway Management Company        2005.                          (1998-present). Trustee/Director, Phoenix Funds Family
164 Mason Street                                                  (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

                                                   INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                      PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF        OVERSEEN                    DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED      BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------      ----------             -----------------------------------
Ferdinand L.J. Verdonck            Served            52           Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     since 2005.                    Trustee, Phoenix Funds Family (2002-present).  Director,
B-9000 Gent, Belgium                                              EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                      Continental European Investment Trust (1998-present),
                                                                  Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                  (1998-present), Santens N.V. (1999-present). Managing
                                                                  Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                  Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                  (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                  Luxembourgeoise (1992-2003), Investco N.V. (1992-2003),
                                                                  Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                  N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber
                                                                  of Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                  Investment Partners, Ltd. (1995-2001).

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)       LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
WITH TRUST AND DATE OF BIRTH     TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------     -----------        -------                  -----------------------------------
Daniel T. Geraci*                Served since     54                Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                     2005.                              Companies, Inc. (2003-present). President and Chief
                                                                    Executive Officer, Phoenix Investment Partners, Ltd.
                                                                    (2003-present). President, certain funds within the
                                                                    Phoenix Funds Complex (2004-present). President and Chief
                                                                    Executive Officer of North American Investment
                                                                    Operations, Pioneer Investment Management USA, Inc.
                                                                    (2001-2003). President of Private Wealth Management Group
                                                                    (2000-2001), and Executive Vice President of Distribution
                                                                    and Marketing for U.S. institutional services business
                                                                    (1998-2000) Fidelity Investments.

Marilyn E. LaMarche**            Served since     51                Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)       LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
WITH TRUST AND DATE OF BIRTH     TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------     -----------        -------                  -----------------------------------
Philip R. McLoughlin***          Served since     80                Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bridge Street                1989.                              World Trust Fund (1991-present). Director/Trustee,
Chatham, MA  02633                                                  Phoenix Funds Complex (1989-present).  Management
Chairman                                                            Consultant (2002-2004), Chairman (1997-2002), Chief
DOB: 10/23/46                                                       Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002).  Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002).  Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).

* Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------
George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since 2004.  The Phoenix Companies, Inc. (2004-present). Senior Vice President and
                                                      Chief Operating Officer, Asset Management, The Phoenix Companies, Inc.
                                                      (2004-present). Executive Vice President and Chief Operating Officer,
                                                      Phoenix Investment Partners, Ltd. (2004-present). Vice President,
                                                      Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                      Phoenix Companies, Inc. (2001-2004).  Vice President, Finance, Phoenix
                                                      Investment Partners, Ltd. (2001-2002). Assistant Controller, Phoenix
                                                      Investment Partners, Ltd. (1996-2001). Executive Vice President,
                                                      certain funds within the Phoenix Funds Family (2004-present).

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------
Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since 2004.  (February 2006-present). Senior Vice President, Product Development and Management (2005-present), Senior Vice President and Chief
                                                      Administrative Officer (2003-2004), Phoenix Investment Partners, Ltd.
                                                      Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                      Planning Corporation (1999-2003). Senior Vice President, certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB:  9/23/45                                         Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity (January 2005-May 2005). Assistant General
                                                      Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer or
                               Treasurer              Assistant Treasurer of certain funds within the Phoenix Fund Family
                               since 2005.            (2004-present). Senior Manager (2002-2004), Manager (2000-2002),
                                                      Audit, Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Philip McLoughlin, who is an Interested Trustee. The committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2005, the Trustees received the following compensation:

                                                                           TOTAL COMPENSATION FROM TRUST AND FUND
                                                                                      COMPLEX (80 FUNDS)
       NAME OF TRUSTEE             AGGREGATE COMPENSATION FROM TRUST                  PAID TO TRUSTEES
       ---------------             ---------------------------------                  ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                               $18,014                                  $183,500
Harry Dalzell-Payne                             18,186                                   176,000
S. Leland Dill                                   6,006                                    66,750
Francis E. Jeffries                              7,552*                                  134,750
Leroy Keith, Jr.                                 6,761                                    75,500
Geraldine M. McNamara                           20,664*                                  176,000
Everett L. Morris                               15,752*                                  188,000
James M. Oates                                  11,405                                   116,011
Donald B. Romans                                 6,006                                    66,750
Richard E. Segerson                              7,552*                                   83,750
Ferdinand L. J. Verdonck                         7,772                                    72,011

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                   0                                        0
Marilyn E. LaMarche                              7,017                                    67,761
Philip R. McLoughlin                            24,284                                   285,634

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69; Mr. Morris, $589,170.52 and Mr. Segerson, $116,474.82. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                 AGGREGATE DOLLAR RANGE OF TRUSTEE
                                 DOLLAR RANGE OF EQUITY SECURITIES          OWNERSHIP IN ALL FUNDS OVERSEEN BY
                                      IN A FUND OF THE TRUST             TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
                                      ----------------------             -----------------------------------------
       NAME OF TRUSTEE
       ---------------
INDEPENDENT TRUSTEES
--------------------

E. Virgil Conway                               None                                    Over $100,000
Harry Dalzell-Payne                            None                                        None
S. Leland Dill                                 None                                 $50,001 - $100,000
Francis E. Jeffries                            None                                    Over $100,000
Leroy Keith, Jr.                               None                                    $1 - $10,000
Geraldine M. McNamara                          None                                    Over $100,000
Everett L. Morris                              None                                    Over $100,000
James M. Oates                Rising Dividends Fund: $10,001-$50,000                   Over $100,000
                                Small-Mid Cap Fund: $10,001-$50,000                    Over $100,000
Donald B. Romans                               None                                    Over $100,000
Richard E. Segerson                            None                                    Over $100,000
Ferdinand L.J. Verdonck                        None                                        None

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                               None                                        None
Marilyn E. LaMarche                            None                                        None
Philip R. McLoughlin                           None                                    Over $100,000

As of March 31, 2006, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as of March 31, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund's outstanding shares, as noted:

                                                                                      PERCENTAGE OF THE
            NAME OF SHAREHOLDER                          FUND AND CLASS                     CLASS            NUMBER OF SHARES
            -------------------                          --------------                     -----            ----------------
  Charles Schwab & Co., Inc.(1)                 CA Bond Fund Class X                        7.78%               266,002.992
  Special Custody Account for                   Overseas Fund Class A                      81.01%               681,457.655
  Benefit of Customers                          Rising Dividends Fund Class A              58.15%               440,552.657
  Attn:  Mutual Funds                           Small-Mid Cap Fund Class A                 26.80%               451,486.763
  101 Montgomery Street                         Intermediate Bond Fund Class X             12.44%               605,874.342
  San Francisco, CA  94104-4122

  CitiGroup Global Markets, Inc                 Rising Dividends Fund Class A               7.16%                54,261.094
  House Account                                 Rising Dividends Fund Class B               8.32%                13,551.877
  XXXXXXX1250                                   Rising Dividends Fund Class C               9.94%                14,248.697
  Attn: Peter Booth, 7th Floor                  Small-Mid Cap Fund Class A                  6.29%               105,958.931
  333 W 34th Street                             Small-Mid Cap Fund Class B                 25.06%                42,653.825
  New York, NY 10001-2402                       Small-Mid Cap Fund Class C                 37.17%               242,693.616

  JP Morgan Chase Bank, N.A. FBO                Intermediate Bond Fund Class X              5.20%               253,162.572
  XXXXX2006
  500 Stanton Christiana Road
  Newark, DE 19713-2107

  JP Morgan Chase Bank, N.A. FBO                Intermediate Bond Fund Class X             17.63%               858,532.815
  XXXXX3207                                     Overseas Fund Class X                      23.41%               719,950.362
  500 Stanton Christiana Road                   Rising Dividends Fund Class X              13.20%               696,177.853
  Newark, DE 19713-2107                         Small-Mid Cap Fund Class X                  5.23%               180,791.396

  MLPF&S for the Sole Benefit                   Overseas Fund Class B                      14.12%                 5,101.883
  of its Customers(1)                           Overseas Fund Class C                       9.75%                 9,164.734
  Attn:  Fund Administration                    Rising Dividends Fund Class B              35.97%                58,580.872
  4800 Deer Lake Drive East, Floor 3            Rising Dividends Fund Class C               8.15%                11,677.020
  Jacksonville, FL  32246-6484                  Small-Mid Cap Fund Class A                 11.41%               192,172.443
                                                Small-Mid Cap Fund Class B                 16.85%                28,678.650
                                                Small-Mid Cap Fund Class C                 28.17%               183,898.258

  NFSC FEBO                                     Rising Dividends Fund Class X               5.97%               314,920.269
  FIIOC as Agent for Qualified Employee         Intermediate Bond Fund Class X              8.66%               421,595.326
  Benefit Plans (401K) FINOPS-IC Funds
  100 Magellan Way KWIC
  Convington, KY 41015-1987

  NFSC FEBO                                     CA Bond Fund Class X                        9.76%               333,864.826
  Richard Shapiro - Large Cap
  10360 Strathmore Drive
  Los Angeles, CA  90024-2550

  NFSC FEBO                                     CA Bond Fund Class X                       18.76%               641,833.342
  Donna K. Sefton TTEE
  Donna K. Sefton Trust
  U/A 06/14/83
  2550 5th Ave Ste. 808
  San Diego CA 92103-6624

  NFSC FEBO                                     CA Bond Fund Class X                       31.19%             1,067,049.660
  Harley K. Sefton TTEE                         Overseas Fund Class X                       6.67%               205,240.175
  Donna K. Sefton Irrev Trust                   Rising Dividends Fund Class X               8.62%               454,343.369
  U/A 04/29/93
  2550 5th Ave Ste. 808
  San Diego CA 92103-6624

                                                                                      PERCENTAGE OF THE
            NAME OF SHAREHOLDER                          FUND AND CLASS                     CLASS            NUMBER OF SHARES
            -------------------                          --------------                     -----            ----------------
  Pershing LLC(1)                               Overseas Fund Class C                      35.17%                33,078.161
  Acct # XXXXX0011
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Pershing LLC(1)                               Overseas Fund Class C                       8.28%                 7,788.162
  Acct # XXXXX0025
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Pershing LLC(1)                               Overseas Fund Class C                       8.51%                 8,000.000
  Acct # XXXXXX0032
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Pershing LLC(1)                               Rising Dividends Fund Class C              14.35%                20,563.344
  Acct # XXXXX0079
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Pershing LLC(1)                               Rising Dividends Fund Class C               9.36%                13,416.518
  Acct # XXXXX0105
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Phoenix Equity Planning Corp.(1)              Overseas Fund Class B                      29.30%                10,584.841
  Attn. Corporate Accounting Dept               Overseas Fund Class C                      11.26%                10,584.841
  56 Prospect Street #1CP8                      Rising Dividends Fund Class C               5.18%                 7,430.694
  Hartford, CT  06103-2818

-------------
(1) Charles Schwab & Co., Inc., MLPF&S and Pershing LLC are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP, audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 serves as transfer agent for the Trust (the "Transfer Agent") for which it is paid a minimum fee of $14,000 per fund/class and $13.00 per account for each account over 500, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' financial statements for the Trust's fiscal year ended December 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH'S CORPORATE BOND RATINGS

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The OBLIGOR's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD,
DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

            Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

                              PHOENIX ADVISER TRUST
                           PHOENIX FOCUSED VALUE FUND
                       PHOENIX FOREIGN OPPORTUNITIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 15, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Adviser Trust (the "Trust"), dated May 15, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                   PAGE

The Trust ......................................................    1
Investment Restrictions ........................................    1
Investment Techniques and Risks ................................    2
Performance Information ........................................   16
Portfolio Turnover .............................................   17
Portfolio Transactions and Brokerage............................   17
Disclosure of Fund Holdings.....................................   19
Services of the Adviser and Subadviser..........................   20
Portfolio Managers .............................................   23
Determination of Net Asset Value ...............................   23
How to Buy Shares ..............................................   24
Alternative Purchase Arrangements ..............................   24
Investor Account Services ......................................   27
How to Redeem Shares ...........................................   28
Dividends, Distributions and Taxes .............................   29
Tax Sheltered Retirement Plans .................................   33
The Distributor ................................................   34
Distribution Plans..............................................   35
Management of the Trust.........................................   36
Additional Information .........................................   44
Appendix A - Securities Ratings.................................   46





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926



PXP 4272B (5/06)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized in 2003 as a Delaware statutory trust under the name Janus Adviser. The Trust changed its name to Phoenix Adviser Trust effective June 20, 2005. The Trust commenced operations on October 13, 2003 after the reorganization of the Vontobel International Equity Fund and the Vontobel US Value Fund into the Trust's International Equity Fund and US Value Fund, respectively. Effective April 29, 2004, US Value Fund changed its name to Focused Value Fund. Effective June 20, 2005, International Equity Fund and Focused Value Fund changed their names to Phoenix Foreign Opportunities Fund and Phoenix Focused Value Fund, respectively. The Focused Value Fund is a non-diversified investment company fund and the Foreign Opportunities Fund is a diversified investment company fund.

   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix Focused Value Fund (the "Focused Value Fund") and the Phoenix Foreign Opportunities Fund (the "Foreign Opportunities Fund") (each, a "Fund" and, together, the "Funds") each will employ in seeking to achieve its respective investment objective. Each Fund's investment objective is NOT a fundamental policy of that Fund and may be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     (1) With respect to 75% of its total assets, Foreign Opportunities Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

   (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

   (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

   Except with respect to investment restriction (2) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions. With respect to investment restriction (2), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

   (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under "Illiquid Securities" in the "Investment Techniques and Risks" section below.

   (e) The Funds may not invest in companies for the purpose of exercising control of management.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

BORROWING

   Each Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest in amounts up to one third of its net assets and investing the borrowed funds. Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund during periods when borrowings for investment purposes are substantial is not expected to be as high as it otherwise would be. Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made. Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

CASH POSITION

   As discussed in the prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments.

CONVERTIBLE SECURITIES

   Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

DEBT SECURITIES

   Each Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the subadviser believes have attractive equity characteristics). Focused Value Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the subadviser. In choosing debt securities for purchase by the Fund, the subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's holdings (see "Services of the Adviser and Subadviser") and will invest in debt securities only of companies that satisfy the subadviser's investment criteria.

   The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS

   Each Fund may invest in sponsored and unsponsored American Despositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus and in the SAI under the heading "Foreign Securities."

EMERGING MARKET SECURITIES

   The Foreign Opportunities Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above. The Foreign Opportunities Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Foreign Opportunities Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS

   Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. Each Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only to gain exposure to the stock market pending investment of cash balances, to meet liquidity needs or as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on its accounting records with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged. Such assets cannot be sold while the position(s) requiring cover is (are) open unless replaced with other appropriate assets.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated on the accounting records of the Fund declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund's commitments with respect to such contracts.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. Such assets cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by depositary receipts.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

HIGH YIELD - HIGH RISK FIXED INCOME SECURITIES

   Each Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. Each Fund may invest up to 20% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

ILLIQUID INVESTMENTS

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the subadviser to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the subadviser will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, the subadviser will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, the subadviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933 (the "1933 Act").

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. A security that is determined by the subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

INVESTMENT COMPANY SECURITIES

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

   Investment companies in which the Funds may invest may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Foreign Opportunities Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. Each Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The Funds may deal in over-the-counter options ("OTC options"). The subadviser understands the position of the staff of the SEC to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The adviser and subadviser believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are specifically designated on the accounting records of the Fund at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to specifically designate on its accounting records qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will specifically designate on its accounting records an amount of cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund's other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in options transactions if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The subadviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the subadviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the criteria described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INCOME-PRODUCING SECURITIES

   Other types of income-producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   A Fund may purchase standby commitment, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the subadviser will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the subadviser or its agent.

   Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets specifically designated on its accounting records to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the subadviser or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to specifically designate on its accounting records assets in the amount of the reverse repurchase agreement minimizes this effect.

SECURITIES LENDING

   Each of the Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the subadviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS

   Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either
(1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TEMPORARY DEFENSIVE POSITIONS

   As described in the Prospectus, when the subadviser of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) as other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. GOVERNMENT SECURITIES

   To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U. S. Treasury securities and obligations issued or guaranteed by U. S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the
U. S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

WARRANTS TO PURCHASE SECURITIES

   Each Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

   Each Fund may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be specifically designated on the accounting records of the Fund. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

   Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holders to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to quality as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which the Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Morgan Stanley Capital International EAFE Index, Europe Australia Far East Index (EAFE) and the Consumer Price Index.

   Advertisements, sales literature and other communications may contain information about the Funds and subadviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on Class A Shares, Class C Shares and Class X Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class C or Class X Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for each Fund, the subadviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   The subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by the subadviser under its contract with the Trust and may benefit both the Trust and other accounts of such subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the subadviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Some Fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadviser and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The subadviser currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including the subadviser's affiliates for brokerage and research services. The subadviser periodically evaluates the execution performance of the broker-dealers it selects for client transactions. The subadviser attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

   For the fiscal years ended February 28, 2005 and 2006, and for the periods January 1 through October 10, 2003, October 13 through December 31, 2003, and January 1 through February 29, 2004, brokerage commissions paid by the Trust on portfolio transactions totaled $248,938, $312,210, $159,507, $58,253, and
$23,973, respectively. Brokerage commissions of $132,930 paid during the fiscal year ended February 28, 2006, were paid on portfolio transactions aggregating $77,078,755 executed by brokers who provided research and other statistical information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised the subadviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the subadviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third-parties providing services to the funds (accounting agent, print vendors etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Fund's compliance with these policies, and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

                                                                                           TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                  PORTFOLIO HOLDINGS INFORMATION
------------------------                    ------------------------                  ------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.    Daily

Subadviser                                  Vontobel Asset Management, Inc.     Daily

Distributor                                 Phoenix Equity Planning             Daily
                                            Corporation

Custodian                                   State Street Bank and Trust         Daily
                                            Company

Sub-Financial Agent                         PFPC Inc.                           Daily

Independent Registered Public Accounting    PricewaterhouseCoopers LLP          Annual Reporting Period: within 15
Firm                                                                            business days of end of reporting period

                                                                                Semiannual Reporting Period: within 31
                                                                                business days of end of reporting period

Typesetting Firm for Financial Reports      Gcom Solutions                      Monthly on first business day following
and Forms N-Q                                                                   month end

Printer for Financial Reports               V.G. Reed & Sons                    Annual and Semiannual Reporting Period:
                                                                                within 45 days after end of reporting
                                                                                period

Proxy Voting Service                        Institutional Shareholder Services  Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund     Merrill Lynch                       Quarterly within 10 days of quarter end

PUBLIC PORTFOLIO HOLDINGS INFORMATION

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal quarter end
                                            Thompson Financial Services

Rating Agencies                             Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal quarter end

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER

   The investment adviser to the Foreign Opportunities and Focused Value Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2006, PIC had approximately $19.2 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, CT 06102-5056.

   PXP has served investors for over 70 years. As of March 31, 2006, PXP had approximately $50.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's Subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of March 31, 2006, Vontobel had in excess of $4.1 billion in assets under management.

   The investment advisory agreement, approved by the Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of Foreign Opportunities Fund and Focused Value Fund, PIC is entitled to a fee, payable monthly, at the following annual rates:

                  FUND
                  ----
                  Focused Value                             0.75%
                  Foreign Opportunities                     0.85%

   As described in the Prospectus, the Adviser has agreed to limit each Fund's total operating expenses through June 30, 2008. PIC commenced managing the Foreign Opportunities Fund and Focused Value Fund on June 20, 2005. For the period ended October 10, 2003, period October 13, 2003 to December 31, 2003, the period January 1, 2004 to February 29, 2004 and the fiscal years ended February 28, 2005, the Funds paid their former investment adviser the following fees.

                           FISCAL YEAR ENDED   PERIOD JANUARY 1 -         PERIOD OCTOBER 13 -      PERIOD ENDED
                           FEBRUARY 28, 2005   FEBRUARY 29, 2004          DECEMBER 31, 2003      OCTOBER 10, 2003
                           -----------------   --------------------       -------------------    ----------------

US Value                   $791,194             $122,552                  $156,416                $619,257
   Predecessor             (waived-$541,492)    (waived-$104,703)
   Fund/Focused Value
   Fund
International Equity       $420,534             $49,056                   $57,840                 $202,893
   Predecessor             (waived-$332,707)    (waived-$49,056)(1)       (waived-$88)            (waived $88,172)
   Fund/Foreign
   Opportunities Fund

(1) Fee waived by former investment adviser exceeded the advisory fee.

   For the fiscal year ended February 28, 2006, PIC earned investment management fees of $561,573 for services to the Focused Value Fund and $932,846 for services to the Foreign Opportunities Fund.

   For the fiscal year ended February 28, 2006, PIC reimbursed $297,098 for the Focused Value Fund and $435,855 for the Foreign Opportunities Fund.

   The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   The investment advisory agreement with respect to each Fund has an initial term until November 30, 2005. The investment advisory agreement was approved on May 17, 2005 by a vote of the majority of the outstanding shares of each Fund of the Trust. The investment advisory agreement continues from year to year thereafter with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty, the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   The Trust, its Adviser, subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2006 annual report covering the period from March 1, 2005 through February 28, 2006.

DESCRIPTION OF PROXY VOTING POLICY

         The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

         The Policy stipulates that the Funds' investment Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

         The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF VONTOBEL ASSET MANAGEMENT (SUBADVISER TO THE FOCUSED VALUE AND FOREIGN OPPORTUNITIES FUNDS)

   The respective portfolio managers for the Phoenix Focused Value Fund and the Phoenix Foreign Opportunities Fund ("Funds") are compensated by the Funds' Subadviser, Vontobel Asset Management, Inc. ("Vontobel"). The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed. The second component of compensation is a discretionary bonus which is determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages.

   The portfolio managers do not receive any compensation directly from the Funds or the Adviser.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   The portfolio manager is responsible for the day to day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel's strict investment criteria. This screening process yields an investment universe of approximately 150 companies for the Phoenix Focused Value Fund and 250 companies for the Phoenix Foreign Opportunities Fund. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above-mentioned portfolios within the guidelines set forth by clients.

   The following table provides information as of February 28, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Funds complex or other similar accounts.

                                     NUMBER OF AND TOTAL ASSETS   NUMBER OF AND TOTAL ASSETS
                                      OF REGISTERED INVESTMENT    OF OTHER POOLED INVESTMENT    NUMBER OF AND TOTAL ASSETS
PORTFOLIO MANAGER                            COMPANIES                  VEHICLES (PIVS)             OF OTHER ACCOUNTS
-----------------                            ---------                  ---------------             -----------------
Rajiv Jain                                1/$221.5 million              16/$3.1 billion              3/$214.3 million
Edwin Walczak                                    0                     2/$322.3 million              9/$148.3 million

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

   As of February 28, 2006, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager for the Subadvisers in each Fund described in the Fund's prospectus that he manages as of February 28, 2006:

                                DOLLAR RANGE OF EQUITY SECURITIES           DOLLAR RANGE OF EQUITY SECURITIES
                                           BENEFICIALLY                       BENEFICIALLY OWNED IN FOREIGN
PORTFOLIO MANAGER                  OWNED IN FOCUSED VALUE FUND                      OPPORTUNITIES FUND
-----------------                  ---------------------------                      ------------------
Rajiv Jain                              $10,001 - $50,000                            Over $1,000,000
Edwin Walczak                              $1 - $10,000                                    None

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares and Class C Shares. For Class X Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this SAI.)

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the

Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES (FOREIGN OPPORTUNITIES FUND ONLY)

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements; or
(20) any holder of Class I Shares or Investor Shares of the International Predecessor Fund or US Value Predecessor Fund whose shares were converted to Class A Shares of the Phoenix Focused Value Fund or Phoenix Foreign Opportunities Fund, respectively, on June 20, 2005 if any such Class A Shares were still held at the time of purchase of additional Class A Shares. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of Shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of any of these Funds or any other Phoenix Fund (other than Phoenix Money Market
Fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of this or any other Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Adviser Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may (except the Money Market Fund) be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes" in this SAI). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. (See the Funds' current Prospectus for additional information.)

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service ("IRS") or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The address of the Distributor is One American Row, P.O. Box 5056 Hartford, Connecticut 06102-5056.

   The Trust and PEPCO have entered into an Underwriting Agreement under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                         6.10%                          5.00%
 $50,000 but under $100,000                  4.75                          4.99                           4.25
 $100,000 but under $250,000                 3.75                          3.90                           3.25
 $250,000 but under $500,000                 2.75                          2.83                           2.25
 $500,000 but under $1,000,000               2.00                          2.04                           1.75
 $1,000,000 or more                          None                          None                           None

   For the fiscal years ended February 28, 2004, 2005 and 2006, purchasers of shares of the Funds paid aggregate sales charges of $13,315, $56,279 and $141,927 respectively, the balance being paid to dealers. For the fiscal year ended February 28, 2006, the Distributor received net commissions of $17,742 for Class A Shares and deferred sales charges of $1,770 for Class C Shares.

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds in the Phoenix Funds complex serviced by PFPC at the following incremental annual rates:

                 First $5 billion                     0.06%
                 $5 billion to $15 billion            0.05%
                 Greater than $15 billion             0.03%
   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. PEPCO commenced acting as administrative agent of the Trust on June 20, 2005. Prior to that time, the Funds did not pay for administrative services related to Class A and Class C shares except for out-of-pocket expenses including networking and/or omnibus account fees. For administrative services during the fiscal year ended February 28, 2006, PEPCO received $111,695.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (except Class X Shares) (i.e., a plan for the Class A Shares and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the

Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal years ended February 28, 2005, the Trust paid to its prior distributor Rule 12b-1 fees in the amount of $330,955. For the fiscal year ended February 28, 2006, the Funds paid Rule 12b-1 fees in the amount of $452,576, of which the Distributor received $38,083, and unaffiliated broker-dealers received $306,432. The Rule 12b-1 payments were used for (1) compensation to dealers, $361,994; (2) compensation to sales personnel, $203,054; (3) advertising, $33,452; (4) service costs, $25,945; (5) printing and mailing of prospectuses to other than current shareholders, $5,836; and (6) other, $20,131.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trustees were first elected by shareholders at a meeting held on May 17, 2005. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. These is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------
E. Virgil Conway                    Served since             67            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC           2005.                                  firm) (2001-present). Trustee/ Director, Phoenix
101 Park Avenue                                                            Funds Complex (1983-present). Trustee/Director,
New York, NY 10178                                                         Realty Foundation of New York (1972-present),
DOB: 8/2/29                                                                Josiah Macy, Jr. Foundation (Director/Trustee)
                                                                           (1975-2004) (Honorary) (2004-present), Pace
                                                                           University (Director/Trustee Emeritus) (2003-present),
                                                                           Greater New York Councils, Boy Scouts of America
                                                                           (1985-present), The Academy of Political Science (Vice
                                                                           Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                           (1989-present), Colgate University (Trustee Emeritus)
                                                                           (2004-present). Director/Trustee, The Harlem Youth
                                                                           Development Foundation, (Chairman) (1998-2002),
                                                                           Metropolitan Transportation Authority (Chairman)
                                                                           (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                           Edison Company of New York, Inc. (1970-2002), Atlantic
                                                                           Mutual Insurance Company (1974-2002), Centennial
                                                                           Insurance Company (1974-2002), Union Pacific Corp.
                                                                           (1978-2002), BlackRock Freddie Mac Mortgage Securities
                                                                           Fund (Advisory Director) (1990-2000), Accuhealth
                                                                           (1994-2002), Pace University (1978-2003), New York
                                                                           Housing Partnership Development Corp. (Chairman)
                                                                           (1981-2003), Josiah Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                 Served since             67            Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              2005.                                  (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                 Served since             68            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            2005.                                  (1984-2004). Trustee/Director, Phoenix Funds
Naples, FL 34108                                                           Complex (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                    Served since             65            Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           2005.                                  equity fund) (2001-present). Director/Trustee,
736 Market Street, Ste. 1430                                               Evergreen Funds (six portfolios). Trustee,
Chattanooga, TN 37402                                                      Phoenix Funds Family (1980-present). Director,
DOB: 2/14/39                                                               Diversapak (2002-present), Obaji Medical Products
                                                                           Company (2002-present). Director, Lincoln
                                                                           Educational Services (2002-2004). Chairman,
                                                                           Carson Products Company (cosmetics) (1998-2000).

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------
Geraldine M. McNamara               Served since             67            Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            2005                                   (private bank) (1982-present). Trustee/Director,
11West 54th Street                                                         Phoenix Funds Complex (2001-present).
New York, NY 10036

Everett L. Morris*                  Served since             67            Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                      2005.                                  (1991-present). Director, W.H. Reaves Utility
Colts Neck, NJ 07722                                                       Income Fund (2004-present). Vice President, W.H.
DOB: 5/26/28                                                               Reaves and Company (investment management)
                                                                           (1993-2003).

James M. Oates**                    Served since             65            Chairman, Hudson Castle Group, Inc. (Formerly
c/o Northeast Partners              2005.                                  IBEX Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                              (1997-present). Trustee/Director, Phoenix Funds
Boston, MA 02109                                                           Family (1987-present). Managing Director, Wydown
Trustee                                                                    Group (consulting firm) (1994-present). Director,
DOB: 5/31/46                                                               Investors Financial Service Corporation
                                                                           (1995-present), Investors Bank & Trust
                                                                           Corporation (1995-present), Stifel Financial
                                                                           (1996-present), Connecticut River Bancorp
                                                                           (1998-present), Connecticut River Bank
                                                                           (1999-present), Trust Company of New Hampshire
                                                                           (2002-present). Chairman, Emerson Investment
                                                                           Management, Inc. (2000-present). Independent
                                                                           Chairman, John Hancock Trust (since 2005),
                                                                           Trustee, John Hancock Funds II and John Hancock
                                                                           Funds III (since 2005). Trustee, John Hancock
                                                                           Trust (2004-2005). Director/Trustee, AIB Govett
                                                                           Funds (six portfolios) (1991-2000), Command
                                                                           Systems, Inc. (1998-2000), Phoenix Investment
                                                                           Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly
                                                                           1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                           (1995-2003). Director and Treasurer, Endowment
                                                                           for Health, Inc.
                                                                           (2000-2004).

Richard E. Segerson                 Served since             65            Managing Director, Northway Management Company
Northway Management Company         2005.                                  (1998-present). Trustee/Director, Phoenix Funds
164 Mason Street                                                           Family (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------
Ferdinand L.J. Verdonck             Served since             65            Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      2005                                   Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                       EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
                                                                           Continental European Investment Trust (1998-present),
                                                                           Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                           (1998-present), Santens  N.V. (1999-present). Managing
                                                                           Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                           and Insurance Holding Company (Euronext) (1992-2003),
                                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                           Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                                           Investco N.V. (1992-2003), Gevaert N.V.
                                                                           (1992-2003), Fidea N.V. (1992-2003), Almafin N.V.
                                                                           (1992-2003), Centea N.V. (1992-2003), Dutch
                                                                           Chamber of Commerce for Belgium and Luxemburg
                                                                           (1995-2001), Phoenix Investment Partners, Ltd.
                                                                           (1995-2001).

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                       TERM OF
                                     OFFICE AND      NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH         LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------
Daniel T. Geraci*                   Trustee since            33            Executive Vice President, Asset Management, The
DOB: 6/12/57                        2005;                                  Phoenix Companies, Inc. (2003-present). President
                                    President                              and Chief Executive Officer, Phoenix Investment
                                    since 2005.                            Partners, Ltd. (2003-present). President, certain
                                                                           funds within the Phoenix Funds Complex
                                                                           (2004-present). President and Chief Executive
                                                                           Officer of North American Investment Operations,
                                                                           Pioneer Investment Management USA, Inc.
                                                                           (2001-2003). President of Private Wealth
                                                                           Management Group (2000-2001), and Executive Vice
                                                                           President of Distribution and Marketing for U.S.
                                                                           institutional services business (1998-2000)
                                                                           Fidelity Investments.

Marilyn E. LaMarche**               Served since             65            Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2005.                                  LLC (1997-present). Trustee/Director, Phoenix
30 Rockefeller Plaza,                                                      Funds Family (2002-present). Director, The
59th Floor                                                                 Phoenix Companies, Inc. (2001-2005) and Phoenix
New York, NY 10020                                                         Life Insurance Company (1989-2005).
DOB: 5/11/34

                                      TERM OF
                                     OFFICE AND      NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH         LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------
Philip R. McLoughlin***             Served since             93            Director, PXRE Corporation (Reinsurance)
Chairman                            2005.                                  (1985-present), World Trust Fund (1991-present).
DOB: 10/23/46                                                              Director/Trustee, Phoenix Funds Complex (1989-present).
                                                                           Management Consultant (2002-2004), Chairman
                                                                           (1997-2002), Chief Executive Officer (1995-2002),
                                                                           Director (1995-2002), Phoenix Investment Partners,
                                                                           Ltd., Director and Executive Vice President, The
                                                                           Phoenix Companies, Inc. (2000-2002). Director
                                                                           (1994-2002) and Executive Vice President, Investments
                                                                           (1987-2002), Phoenix Life Insurance Company. Director
                                                                           (1983-2002) and Chairman (1995-2002), Phoenix
                                                                           Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                           (2000-2002) and President (1990-2000), Phoenix Equity
                                                                           Planning Corporation. Chairman and President,
                                                                           Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                           (2001-2002) and President (April 2002-September 2002),
                                                                           Phoenix Investment Management Company. Director and
                                                                           Executive Vice President, Phoenix Life and Annuity
                                                                           Company (1996-2002). Director (1995-2000) and Executive
                                                                           Vice President (1994-2002) and Chief Investment Counsel
                                                                           (1994-2002), PHL Variable Insurance Company. Director,
                                                                           Phoenix National Trust Holding Company (2001-2002).
                                                                           Director (1985-2002) and Vice President (1986-2002) and
                                                                           Executive Vice President (April 2002-September 2002),
                                                                           PM Holdings, Inc. Director, WS Griffith Associates,
                                                                           Inc. (1995-2002). Director, WS Griffith Securities,
                                                                           Inc. (1992-2002).


* Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                   POSITION(S) HELD
NAME, ADDRESS                       WITH TRUST AND                             PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
-----------------                ---------------------                           -------------------
George R. Aylward                Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                     President since 2005.  The Phoenix Companies, Inc. (2004-present). Senior Vice President and Chief Operating Officer, Asset Management, The Phoenix
                                                        Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present).
                                                        Vice President, Phoenix Life Insurance Company (2002-2004). Vice
                                                        President, The Phoenix Companies, Inc. (2001-2004). Vice President,
                                                        Finance, Phoenix Investment Partners, Ltd. (2001-2002). Assistant
                                                        Controller, Phoenix Investment Partners, Ltd. (1996-2001). Executive
                                                        Vice President, certain funds within the Phoenix Funds Family
                                                        (2004-present).

Francis G. Waltman               Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                     President since 2005.  (February 2006-present). Senior Vice President, Product Development and Management (2005-present), Senior Vice President and Chief
                                                        Administrative Officer (2003-2004), Phoenix Investment Partners,
                                                        Ltd. Senior Vice President and Chief Administrative Officer, Phoenix
                                                        Equity Planning Corporation (1999-2003). Senior Vice President,
                                                        certain funds within the Phoenix Funds Family (2004-present).

Kevin J. Carr                    Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                 Counsel, Chief         2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102               Legal Officer and      Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/3/54                      Secretary              2005-present). Compliance Officer of Investments and Counsel,
                                                        Travelers Life and Annuity Company (January 2005-May 2005).
                                                        Assistant General Counsel, The Hartford Financial Services Group
                                                        (1999-2005).

Nancy G. Curtiss                 Treasurer and Chief    Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52                    Financial Officer      (1994-2000), Treasurer (1996-2000), Phoenix Equity Planning
                                 since 2005.            Corporation. Vice President (2003-present), Phoenix Investment
                                                        Partners, Ltd. Chief Financial Officer and Treasurer, or Assistant
                                                        Treasurer, certain funds within the Phoenix Funds Complex
                                                        (1994-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 12 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees who are not interested persons of the Adviser or any of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended February 28, 2006 the Trustees received the following compensation:
                                                       TOTAL COMPENSATION FROM
                                                        TRUST AND FUND COMPLEX
                               AGGREGATE             (96 FUNDS) PAID TO TRUSTEES
                             COMPENSATION                  FOR YEAR ENDED
    NAME OF TRUSTEE           FROM TRUST                  DECEMBER 31, 2005
    ---------------           ----------                  -----------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                $3,448                        $137,500
Harry Dalzell-Payne             $3,278                        $133,500
Francis E. Jeffries             $2,474*                       $108,000
Leroy Keith, Jr.                $2,328                        $ 62,500
Geraldine M. McNamara           $3,278*                       $132,750
Everett L. Morris               $3,278*                       $142,500
James M. Oates                  $3,044                        $ 89,750
Richard E. Segerson             $2,474*                       $ 68,250
Ferdinand L.J. Verdonck         $2,298                        $ 61,750

  INTERESTED TRUSTEES
  -------------------
Daniel T. Geraci                $    0                        $      0
Marilyn E. LaMarche             $2,065                        $ 55,250
Philip R. McLoughlin            $6,400                        $217,500

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69; Mr. Morris, $589,170.52 and Mr. Segerson, $116,474.82. At
     present, by agreement among each trust in the Phoenix Fund complex, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                  AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                                       OWNERSHIP IN ALL FUNDS
                                   DOLLAR RANGE OF EQUITY SECURITIES                   OVERSEEN BY TRUSTEE IN
          NAME OF TRUSTEE                IN A FUND OF THE TRUST                    FAMILY OF INVESTMENT COMPANIES
       --------------------              ----------------------                    ------------------------------
       INDEPENDENT TRUSTEES
       --------------------
 E. Virgil Conway                                 None                                     Over $100,000
 Harry Dalzell-Payne                              None                                         None
 Francis E. Jeffries                              None                                     Over $100,000
 Leroy Keith, Jr.                                 None                                       $1-$10,000
 Geraldine M. McNamara                            None                                     Over $100,000
 Everett L. Morris                                None                                     Over $100,000

                                                                                  AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                                       OWNERSHIP IN ALL FUNDS
                                   DOLLAR RANGE OF EQUITY SECURITIES                   OVERSEEN BY TRUSTEE IN
          NAME OF TRUSTEE                IN A FUND OF THE TRUST                    FAMILY OF INVESTMENT COMPANIES
       --------------------              ----------------------                    ------------------------------
       INDEPENDENT TRUSTEES
       --------------------
 James M. Oates                       Foreign Opportunities Fund -                         Over $100,000
                                            $10,001-$50,000
 Richard E. Segerson                              None                                     Over $100,000
 Ferdinand L.J. Verdonck                          None                                         None

       INTERESTED TRUSTEES
       -------------------
 Daniel T. Geraci                                 None                                         None
 Marilyn E. LaMarche                              None                                         None
 Philip R. McLoughlin                             None                                     Over $100,000

   At April 25, 2006, the Trustees and officers as a group owned less than 1% of the outstanding shares of either of the Funds.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of April 25, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                                     FUND AND CLASS            PERCENTAGE OF CLASS    NUMBER OF SHARES
-------------------                                     --------------            -------------------    ----------------
Bank J. Vontobel AG                               Focused Value Fund Class A             14.23%             402,663.200
Attn: Settlements
Bahnhofstrasse #3
CH-8022  Zurich
Switzerland

Charles Schwab & Co. Inc.                         Focused Value Fund Class A             26.73%             756,341.155
Exclusive Benefit of our Customers                Foreign Opportunities Fund             21.90%            1,409,270.093
Reinvest Account                                            Class A
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S For the Sole Benefit of Its Customers      Foreign Opportunities Fund             56.51%             203,349.273
Attn: Fund Administration                                   Class C
4800 Deer Lake Dr. East, 3rd Fl.
Jacksonville, FL  32246-6484

Pershing LLC                                      Focused Value Fund Class C             5.95%              10,857.193
P.O. Box 2052
Jersey City, NJ  07303-2052

Phoenix Wealth Builder PHOLIO                     Foreign Opportunities Fund             5.96%              383,694.519
Attn:  Chris Wilkos                                         Class A
Shareholder Services Dept.
c/o Phoenix Equity Planning
101 Munson Street
Greenfield, MA  01301-9684

Raymond James & Assoc. Inc.                       Focused Value Fund Class C             15.75%             28,753.479
FBO Raffo, Anthony J.
Bin #XXXX8600
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

NAME OF SHAREHOLDER                                     FUND AND CLASS            PERCENTAGE OF CLASS    NUMBER OF SHARES
-------------------                                     --------------            -------------------    ----------------
Raymond James & Assoc. Inc.                                                              7.57%              13,813.628
FBO Wells IRA
Bin #XXXX1910
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                       Focused Value Fund Class C             5.01%               9,139.615
FBO Simpson IRA
Bin #XXXX6280
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, serves as the Funds' custodian. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on the last day of February. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' financial statements for the Trust's fiscal year ended February 28, 2006, included in the Trust's 2006 Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX A

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

                                                             DECEMBER 31, 2005
--------------------------------------------------------------------------------


  ANNUAL REPORT

--------------------------------------------------------------------------------

      o  PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

             FORMERLY PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

      o  PHOENIX INTERMEDIATE BOND FUND

             FORMERLY PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

      o  PHOENIX OVERSEAS FUND

             FORMERLY PHOENIX-KAYNE INTERNATIONAL FUND

      o  PHOENIX RISING DIVIDENDS FUND

             FORMERLY PHOENIX-KAYNE RISING DIVIDENDS FUND

      o  PHOENIX SMALL-MID CAP FUND

             FORMERLY PHOENIX-KAYNE SMALL-MID CAP FUND

                                                         GET FUND DOCUMENTS
                                                         BY E-MAIL INSTEAD.

                                                        ELIGIBLE SHAREHOLDERS
                                                     MAY SIGN UP FOR E-DELIVERY
                                                         AT PHOENIXFUND.COM.

      TRUST NAME: PHOENIX-KAYNE FUNDS

      [LOGO] PHOENIXFUNDS(SM)

-------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, each Fund`s record and other pertinent information.

MESSAGE FROM THE CHAIRMAN


DEAR SHAREHOLDER:

[PHOTO]

      I encourage you to review this annual report for the Phoenix CA Intermediate Tax-Free Bond Fund, Phoenix Intermediate Bond Fund, Phoenix Overseas Fund, Phoenix Rising Dividends Fund and Phoenix Small-Mid Cap Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005, down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.


Sincerely,


/s/ Philip R. McLoughlin


Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2006


(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary .................................................................    3

Phoenix CA Intermediate Tax-Free Bond Fund ...............................    6

Phoenix Intermediate Bond Fund ...........................................   16

Phoenix Overseas Fund ....................................................   24

Phoenix Rising Dividends Fund ............................................   37

Phoenix Small-Mid Cap Fund ...............................................   48

Notes to Financial Statements ............................................   60

Report of Independent Registered Public Accounting Firm ..................   65

Board of Trustees' Consideration of Investment Advisory and Subadvisory
Agreements ...............................................................   66

Results of Shareholder Meeting ...........................................   71

Fund Management Tables ...................................................   72


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)
Congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GNMA OR "GINNIE MAE" (GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)
Wholly-owned U.S. government corporation within the Department of Housing and Urban Development, which guarantees the timely payment of principal and interest on securities that are issued by private institutions and are backed by pools of federally-issued or guaranteed mortgage loans.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 5-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market, and consists of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 7-Year Municipal Bond Index measures the performance of investment grade bonds with maturities of seven to eight years.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX
Measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL LONG BOND INDEX
The Lehman Brothers Municipal Long Bond Index measures the performance of long-term tax-exempt bonds.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MSCI EAFE(R) GROWTH INDEX
The MSCI EAFE Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australia, Asia and the Far East.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested.

MSCI EAFE(R) VALUE INDEX
The MSCI EAFE Value Index is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

MSCI EMERGING MARKETS INDEX
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

MUNICIPAL MARKET ADVISORS (MMA)
An analytical firm specializing in the municipal bond market that provides research to financial services clients used for formulating investment strategies in the tax-exempt and broader interest rate markets.

RUSSELL 2000(R) INDEX
The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) INDEX
A market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P CALIFORNIA MUNICIPAL BOND INDEX
A market value-weighted index of California municipal bond issues held by managed municipal bond fund customers of Standard & Poor's that are priced daily. The index is calculated on a total return basis.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

XLCA (XL CAPITAL ASSURANCE)
A monoline financial guarantee insurance company that provides triple-A rated financial guaranty insurance for the asset-backed structured finance, structured investment products, future flow, global infrastructure project finance, power & utilities, public finance, and bank deposit insurance markets worldwide.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 1.33%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the S&P California Municipal Bond Index, the Fund's style-specific benchmark, returned 4.73%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve raised the federal funds rate to 4.25% over the course of 2005, leading to a flattening of the U.S. Treasury yield curve. The municipal bond yield curve, as measured by Municipal Market Advisors, also flattened, although not to the same extent as the U.S. Treasury yield curve. For the full year, 5-year municipal rates were up 0.64% and 30-year municipal rates were down 0.14%.

      This flattening of the yield curve led to extreme performance differences between long and shorter duration strategies. To illustrate, the Lehman 5-Year Municipal Index, with a duration of 4.09 years, returned 0.95% in 2005; the Lehman 7-Year Municipal Index, with a duration of 5.27 years, returned 1.72%; while the Lehman Municipal Long Bond Index, with a duration of 6.78 years, achieved a 7.06% return.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P California Municipal Bond Index for the year. The lag in performance was due to the Fund's shorter duration strategy relative to the index. With a duration of 5.35 years, the benchmark's duration was much longer than the Fund's duration of 3.84 years.

      Rising interest rates in the intermediate portion of the curve throughout the year offered us the opportunity to increase the Fund's yield while maintaining our intermediate duration and high quality standards. We believe that once the Federal Reserve ends the tightening cycle, the intermediate portion of the yield curve will offer a compelling risk-to-reward ratio.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                              INCEPTION    INCEPTION
                                                         1 YEAR    5 YEAR    TO 12/31/05      DATE
                                                         -------   -------   -----------   ---------
      Class X Shares                                      1.33%     3.88%       4.08%      10/28/96
      Lehman Brothers Aggregate Bond Index                2.43      5.87        6.51       10/28/96
      S&P California Municipal Bond Index                 4.73      5.71        5.59       10/31/96

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Phoenix
            CA Intermediate
           Tax-Free Bond Fund     Lehman Brothers          S&P California
                Class X         Aggregate Bond Index    Municipal Bond Index
           ------------------   --------------------    --------------------
10/28/96         $10,000                $10,000                $10,000
12/31/96          10,002                 10,162                 10,111
12/31/97          10,428                 11,143                 10,756
12/31/98          10,883                 12,111                 11,384
12/31/99          10,833                 12,011                 11,049
12/29/00          11,936                 13,408                 12,476
12/31/01          12,445                 14,540                 13,062
12/31/02          13,266                 16,032                 14,170
12/31/03          13,830                 16,690                 14,897
12/31/04          14,250                 17,414                 15,728
12/31/05          14,439                 17,837                 16,471

For information regarding the indexes, see the glossary on page 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the CA Intermediate Tax-Free Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table is meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

 CA Intermediate             Beginning           Ending          Expenses Paid
Tax-Free Bond Fund         Account Value      Account Value         During
     Class X               June 30, 2005    December 31, 2005       Period*
- ------------------         -------------    -----------------    -------------
Actual                       $1,000.00          $1,001.50            $3.78

Hypothetical (5% return
  before expenses)            1,000.00           1,021.38             3.83

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.75%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.33%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,013.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

   1.  California State Department of
       Water Resources Series W 5.50%, 12/1/13                     3.1%

   2.  East Bay Municipal Utility District
       Water System Revenue 5.25%, 6/1/18                          3.1%

   3.  South Coast Air Quality Management
       District 6%, 8/1/11                                         3.1%

   4.  Desert Community College District
       5%, 8/1/18                                                  3.0%

   5.  San Jose Financing Authority Convention
       Center Project Series F 5%, 9/1/15                          3.0%

   6.  Redlands Financing Authority Series A
       5%, 9/1/17                                                  3.0%

   7.  Port of Oakland California Series I
       5.60%, 11/1/19                                              2.9%

   8.  California State Department of Water
       Resource Power Supply Series A 5.25%,
       5/1/09                                                      2.9%

   9.  Irvine Unified School District Community
       Facilities District No. 86-1 5.50%, 11/1/13                 2.9%

  10.  Northern California Power Agency Public
       Power Revenue Hydroelectric Project
       No. 1 Series A 5%, 7/1/15                                   2.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Water & Sewer Revenue           21%
                       General Obligation              15
                       Pre-Refunded                    12
                       General Revenue                 10
                       Power Revenue                   10
                       Municipal Utility
                       District Revenue                 8
                       Transportation Revenue           7
                       Other                           17

                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
MUNICIPAL TAX-EXEMPT BONDS(d)--99.1%

DEVELOPMENT REVENUE--4.6%
Los Angeles County Public Works Financing
Authority Series A 5.50%, 10/1/18
(FSA Insured)......................................   $     450   $   495,103

Menlo Park Community Development Agency
Las Pulgas Community Development Project
5.375%, 6/1/16 (AMBAC Insured).....................         250       257,075

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
DEVELOPMENT REVENUE--CONTINUED
Ontario Redevelopment Financing Authority
Project No. 1 6.90%,
8/1/10 (MBIA Insured)..............................   $      70   $    80,037

Ontario Redevelopment Financing Authority
Project No. 1 Center City & Cimarron 5.25%,
8/1/13 (MBIA Insured)..............................         500       545,405

Riverside County Redevelopment Agency
Jurupa Valley Project Area 5.25%, 10/1/17
(AMBAC Insured)....................................         250       272,005
                                                                  -----------
                                                                    1,649,625
                                                                  -----------


                        See Notes to Financial Statements                      9

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FACILITIES REVENUE--2.5%
California State Public Works Board
Series C 5.25%, 11/1/20............................   $     500   $   529,460

Los Angeles State Building Authority
Department of General Services Series A
5.375%, 5/1/06.....................................         200       201,076

Oakland State Building Authority Series A
5%, 4/1/17 (AMBAC Insured).........................         150       156,383
                                                                  -----------
                                                                      886,919
                                                                  -----------

GENERAL OBLIGATION--17.5%
Brea Olinda Unified School District
Series A 6%, 8/1/15 (FGIC Insured).................         150       175,350

California State 6.25%, 4/1/08.....................         825       874,855
California State 5.50%, 4/1/10 (MBIA Insured)......         200       217,014
California State 5.25%, 6/1/16.....................          80        81,406

California State Unrefunded Balance-2001
5.375%, 3/1/06.....................................          45        45,110

Desert Community College District 5%, 8/1/18
(MBIA Insured).....................................         990     1,068,883

Grossmont Cuyamaca Community College
Series A 5%, 8/1/19 (MBIA Insured).................         250       266,355

Long Beach Unified School District Series C
5.375%, 8/1/16 (MBIA Insured)......................         300       320,853

Metropolitan Water District Southern California
Series A 5.25%, 3/1/11.............................         180       189,223

Oakland Unified School District Alameda County
School Improvements 5%, 8/1/16 (FSA Insured).......         400       420,912

San Diego County Certificates of Participation
5.25%, 11/1/15 (AMBAC Insured).....................         960     1,041,437

San Francisco City and County Educational
Facilities Unified School District Series B 5.50%,
6/15/12............................................         500       525,940

Santa Ana Unified School District 5.70%, 8/1/22
(FGIC Insured).....................................         400       439,216

Wiseburn School District Series A 5%, 8/1/17
(MBIA Insured).....................................         580       628,615
                                                                  -----------
                                                                    6,295,169
                                                                  -----------

GENERAL REVENUE--10.3%
California State Public Works Board 5%, 11/1/17
(XLCA Insured).....................................         460       493,557

Puerto Rico Public Finance Corp. Series A 5.25%,
8/1/30 (AMBAC Insured)(c)..........................         500       541,225

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GENERAL REVENUE--CONTINUED
San Jose Financing Authority Convention Center
Project Series F 5%, 9/1/15 (MBIA Insured).........   $   1,000   $ 1,062,070

Santa Clara County Financing Authority Leasing
Revenue 7.75%, 11/15/11 (AMBAC Insured)............         400       484,164

South Coast Air Quality Management District 6%,
8/1/11 (AMBAC Insured).............................       1,000     1,113,760
                                                                  -----------
                                                                    3,694,776
                                                                  -----------

HIGHER EDUCATION REVENUE--2.4%
California State Public Works Board Community
Colleges Series A 5.25%, 12/1/13...................         290       307,345

University of California Series A 5%, 5/15/10
(AMBAC Insured)....................................         500       533,615
                                                                  -----------
                                                                      840,960
                                                                  -----------

MEDICAL REVENUE--1.0%
California Health Facilities Financing Authority
Series A 5%, 11/15/14..............................         250       265,150

San Joaquin County General Hospital Project
Certificates of Participation 5.25%, 9/1/12
(MBIA Insured).....................................         100       106,797
                                                                  -----------
                                                                      371,947
                                                                  -----------

MUNICIPAL UTILITY DISTRICT REVENUE--7.9%
City of San Diego Public Facilities Financial
Authority Series A 5%, 5/15/13
(AMBAC Insured)....................................         300       300,375

Los Angeles Wastewater System Revenue 5%,
6/1/08 (FSA Insured)...............................         375       390,585

Sacramento Municipal Utility District Electricity
Revenue Series L 5.10%, 7/1/13
(AMBAC Insured)....................................         500       522,570

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/10
(MBIA Insured).....................................         500       539,595

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/15
(MBIA Insured).....................................         310       336,257

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/17
(MBIA Insured).....................................         200       215,676

Sacramento Municipal Utility District Electricity
Revenue Series P 5.25%, 8/15/17 (FSA Insured)......         500       537,875
                                                                  -----------
                                                                    2,842,933
                                                                  -----------


10                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
POWER REVENUE--9.5%
California State Department of Water Resource
Power Supply Series A 5.25%, 5/1/09
(MBIA Insured).....................................   $   1,000   $ 1,059,220

City of Pasadena 5%, 6/1/17 (MBIA Insured).........         300       317,838

Los Angeles Department of Water & Power
Series A-A-3 5.25%, 7/1/18.........................         300       303,045

Northern California Power Agency Public Power
Revenue Hydroelectric Project No. 1 Series A 5%,
7/1/15 (MBIA Insured)..............................       1,000     1,050,250

Southern California Public Power Authority
Series B 5%, 7/1/12 (FSA Insured)..................         635       688,708
                                                                  -----------
                                                                    3,419,061
                                                                  -----------
PRE-REFUNDED--10.1%
California Educational Facilities Authority
Chapman University 5.375%, 10/1/16.................         250       258,755

Contra Costa County Home Mortgage Revenue
7.50%, 5/1/14 (GNMA Collateralized)(b).............         500       625,620

Cypress Residential Mortgage Revenue Series B
7.25%, 1/1/12(b)...................................         200       240,086

Duarte Redevelopment Agency Single Family
Mortgage Revenue Series A 6.875%, 11/1/11
(FNMA Collateralized)(b)...........................         300       352,896

Fremont Union High School District/Santa Clara
County Series B 5.25%, 9/1/15 Prerefunded
9/1/10 @ 100.......................................         200       216,514

Los Angeles County Public Works Financing
Authority Revenue Regional Park and Open Space
Series A 5%, 10/1/13 Prerefunded
10/1/07 @ 101......................................         325       338,159

Modesto Wastewater Treatment Facilities Revenue
6%, 11/1/12 (MBIA Insured)(b)......................         735       843,692

San Francisco Bay Area Rapid Transit District
Sales Tax Revenue 5.25%, 7/1/17 Prerefunded
7/1/08 @ 101.......................................         320       338,688

Stockton Housing Facilities Revenue O'Connor
Woods Project A 5.60%, 3/20/28 Prerefunded
9/20/17 @ 100 (GNMA Collateralized)................         200       200,896

Truckee Public Financing Authority Leasing
Revenue Series A 5.875%, 11/1/20 Prerefunded
11/1/08 @ 102 (AMBAC Insured)......................         200       217,974
                                                                  -----------
                                                                    3,633,280
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
SCHOOL DISTRICT REVENUE--2.9%
Irvine Unified School District Community
Facilities District No. 86-1 5.50%, 11/1/13
(AMBAC Insured)....................................   $   1,000   $ 1,056,660

TRANSPORTATION REVENUE--7.2%
Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/16 (MBIA Insured)............         150       160,929

Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/17 (MBIA Insured)............         125       133,880

Port of Oakland California Series I 5.60%, 11/1/19
(MBIA Insured).....................................       1,000     1,059,330

San Francisco Bay Area Rapid Transit Financing
Authority 5.25%, 7/1/17............................         180       189,803

San Francisco City & County Airports Commission
Second Series - Issue 10B 5.375%, 5/1/17
(MBIA Insured).....................................       1,000     1,026,470
                                                                  -----------
                                                                    2,570,412
                                                                  -----------
VETERAN REVENUE--2.6%
State of California Veterans Bonds Series 5.15%,
12/1/14............................................         895       938,703

WATER & SEWER REVENUE--20.6%
California State Department of Water Resources
Series T 5.125%, 12/1/12...........................         250       264,738

California State Department of Water Resources
Series U 5.125%, 12/1/15...........................          90        95,408

California State Department of Water Resources
Series W 5.50%, 12/1/13 (FSA-CR Insured)...........       1,000     1,126,020

East Bay Municipal Utility District Water System
Revenue 5.25%, 6/1/18 (MBIA Insured)...............       1,035     1,115,533

El Dorado Irrigation District Certificates of
Participation Series A 5.25%, 3/1/16
(FGIC Insured).....................................         365       395,536

Los Angeles Waste Water System Revenue
Series B 5%, 6/1/14 (FGIC Insured).................         700       734,748

Metropolitan Water District of Southern California
Series B 5%, 7/1/13................................         500       543,880

Modesto Waste Water Series A 5%, 11/1/19
(FSA Insured)......................................         245       262,873

Mountain View Shoreline Regional Park
Community Series A 5.50%, 8/1/21
(MBIA Insured).....................................       1,000     1,032,090


                      See Notes to Financial Statements                       11

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
WATER & SEWER REVENUE--CONTINUED
Redlands Financing Authority Series A 5%, 9/1/17
(FSA Insured)......................................   $   1,000   $ 1,061,870

Sweetwater California Authority Water Revenue
5.25%, 4/1/10 (AMBAC Insured)......................         200       207,420

Westlands Water District Revenue Certificates of
Participation 5.25%, 9/1/14 (MBIA Insured).........         500       548,005
                                                                  -----------
                                                                    7,388,121
                                                                  -----------
- -----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $35,249,354)                                      35,588,566
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $35,249,354)                                      35,588,566(a)

Other assets and liabilities, net--0.9%                               328,102
                                                                  -----------
NET ASSETS--100.0%                                                $35,916,668
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $624,964 and gross depreciation of $285,752 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $35,249,354.

(b) Escrowed to maturity.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) At December 31, 2005, 81% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 38%, AMBAC 19%, and FSA 14%.

(e) Table excludes short-term investments.


12                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    (Identified cost $35,249,354)                                 $  35,588,566
Receivables
    Interest                                                            476,670
Prepaid expenses                                                         10,316
                                                                  -------------
        Total assets                                                 36,075,552
                                                                  -------------

LIABILITIES
Cash overdraft                                                           30,588
Payables
    Fund shares repurchased                                                 194
    Dividend distributions                                               65,447
    Professional fee                                                     23,560
    Investment advisory fee                                              19,046
    Financial agent fee                                                   4,603
    Transfer agent fee                                                    2,937
    Trustees' fee                                                         1,785
    Other accrued expenses                                               10,724
                                                                  -------------
        Total liabilities                                               158,884
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  35,546,012
Undistributed net investment income                                       6,221
Accumulated net realized gain                                            25,223
Net unrealized appreciation                                             339,212
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

Shares of beneficial interest outstanding,
    no par value, unlimited authorization
    (Net Assets $35,916,668)                                          3,408,300
Net asset value and offering price per share                      $       10.54

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $   1,568,570
                                                                  -------------
        Total investment income                                       1,568,570
                                                                  -------------

EXPENSES
Investment advisory fee                                                 190,463
Financial agent fee                                                      54,477
Trustees                                                                 35,446
Professional                                                             32,332
Transfer agent                                                           16,192
Registration                                                             15,579
Printing                                                                  8,113
Custodian                                                                 6,300
Miscellaneous                                                            33,154
                                                                  -------------
        Total expenses                                                  392,056
Less expenses reimbursed by investment adviser                         (105,772)
Custodian fees paid indirectly                                             (591)
                                                                  -------------
        Net expenses                                                    285,693
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                          1,282,877
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                  69,727
Net change in unrealized appreciation (depreciation) on
    investments                                                        (865,137)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                         (795,410)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               $     487,467
                                                                  =============


                     See Notes to Financial Statements                        13

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended          Year Ended
                                                                               December 31, 2005   December 31, 2004
                                                                               -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $    1,282,877      $    1,276,147
   Net realized gain (loss)                                                              69,727             387,638
   Net change in unrealized appreciation (depreciation)                                (865,137)           (463,295)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          487,467           1,200,490
                                                                                 --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                             (1,281,172)         (1,276,807)
   Net realized short-term gains                                                            (50)            (31,815)
   Net realized long-term gains                                                         (44,454)           (482,971)
                                                                                 --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (1,325,676)         (1,791,593)
                                                                                 --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (300,844 and 500,653 shares, respectively)           3,212,011           5,418,380
   Net asset value of shares issued from reinvestment of distributions
      (56,283 and 72,718 shares, respectively)                                          598,864             786,372
   Cost of shares repurchased (502,660 and 612,472 shares, respectively)             (5,341,011)         (6,696,885)
                                                                                 --------------      --------------
Total                                                                                (1,530,136)           (492,133)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (1,530,136)           (492,133)
                                                                                 --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (2,368,345)         (1,083,236)

NET ASSETS
   Beginning of period                                                               38,285,013          39,368,249
                                                                                 --------------      --------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $6,221
      AND $4,516, RESPECTIVELY)                                                  $   35,916,668      $   38,285,013
                                                                                 ==============      ==============


14                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                               FINANCIAL HIGHLIGHTS
                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                    2005             2004       2003             2002          2001
Net asset value, beginning of period             $    10.77    $    10.96    $    10.93    $    10.74    $    10.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.37          0.41          0.46          0.47
   Net realized and unrealized gain (loss)            (0.22)        (0.04)         0.04          0.24         (0.02)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.14          0.33          0.45          0.70          0.45
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.37)        (0.41)        (0.46)        (0.47)
   Distributions from net realized gains              (0.01)        (0.15)        (0.01)        (0.05)        (0.07)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.37)        (0.52)        (0.42)        (0.51)        (0.54)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.23)        (0.19)         0.03          0.19         (0.09)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.54    $    10.77    $    10.96    $    10.93    $    10.74
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           1.33%         3.04%         4.25%         6.60%         4.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   35,917    $   38,285    $   39,368    $   33,307    $   34,422

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Net operating expenses                              0.75%         0.75%         0.75%         0.75%         0.75%
   Gross operating expenses                            1.03%         0.98%         1.03%         0.98%         0.85%
   Net investment income (loss)                        3.37%         3.39%         3.72%         4.18%         4.38%
Portfolio turnover                                       36%           62%           33%           21%           61%

(1) Computed using average shares outstanding.


                       See Notes to Financial Statements                      15

PHOENIX INTERMEDIATE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX INTERMEDIATE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 0.73%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the Lehman Brothers Intermediate Government/Credit Bond Index, the Fund's style-specific benchmark, returned 1.58%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve implemented eight interest rate hikes during the year, pushing the federal funds rate to 4.25%. Long-term rates, however, barely moved, creating a flat yield curve. Longer duration portfolios benefited greatly from the flattening of the yield curve, as intermediate bonds, as measured by the Lehman Intermediate Government/Credit Bond Index, were up 1.58% and long-term bonds, as measured by the Lehman Long Government/Credit Bond Index, rose 5.34%.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the Lehman Intermediate Government/Credit Bond Index. The Fund's overweight position in industrial bonds was the biggest detractor from performance, as the sector underperformed the overall market.

      The Fund experienced positive performance from its high quality bias and strong sector allocation. Specifically, the Fund's overweight position in fixed-rate mortgage-backed securities benefited from the rising interest rate environment, and agencies benefited performance. The Fund's underweight exposure to Treasuries relative to the benchmark had a neutral effect as Treasuries moved in line with the overall market.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX INTERMEDIATE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                                      INCEPTION    INCEPTION
                                                                   1 YEAR   5 YEAR   TO 12/31/05     DATE
                                                                   ------   ------   -----------   ---------
      Class X Shares                                                0.73%    4.55%      5.03%      10/28/96
      Lehman Brothers Aggregate Bond Index                          2.43     5.87       6.51       10/28/96
      Lehman Brothers Intermediate Government/Credit Bond Index     1.58     5.49       6.29       10/28/96


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix                                   Lehman Brothers
                 Intermediate                                  Intermediate
                  Bond Fund          Lehman Brothers        Government/Credit
                   Class X         Aggregate Bond Index         Bond Index
                 ------------      --------------------     -----------------
10/28/96           $10,000                $10,000                $10,000
12/31/96            10,020                 10,162                 10,364
12/31/97            10,741                 11,143                 11,180
12/31/98            11,558                 12,111                 12,123
12/31/99            11,484                 12,011                 12,169
12/29/00            12,563                 13,408                 13,400
12/31/01            13,565                 14,540                 14,601
12/31/02            14,846                 16,032                 16,037
12/31/03            15,253                 16,690                 16,728
12/31/04            15,579                 17,414                 17,237
12/30/05            15,692                 17,837                 17,509

For information regarding the indexes, see the glossary on page 3.

PHOENIX INTERMEDIATE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Intermediate Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     Intermediate            Beginning           Ending          Expenses Paid
       Bond Fund           Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $  994.20            $4.47

Hypothetical (5% return
  before expenses)            1,000.00           1,020.66             4.54

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.89%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 0.73%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,007.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

   1.  U.S. Treasury Note 5.75%, 8/15/10                           8.7%
   2.  U.S. Treasury Note 6.50%, 2/15/10                           8.7%
   3.  U.S. Treasury Note 4.75%, 5/15/14                           3.8%
   4.  National Rural Utilities Cooperative
       Finance Corp. 7.25%, 3/1/12                                 3.0%
   5.  Wal-Mart Stores, Inc. 4.55%, 5/1/13                         3.0%
   6.  FHLB 7.23%, 9/8/15                                          2.9%
   7.  MetLife, Inc. 6.125%, 12/1/11                               2.8%
   8.  McDonald's Corp. 6%, 4/15/11                                2.8%
   9.  FNMA 6.63%, 10/15/07                                        2.8%
   10. Honeywell International, Inc.
       7%, 3/15/07                                                 2.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Domestic Corporate Bonds        42%
                       Agency Non-Mortgage-
                       Backed Securities               28
                       U.S.Government Securities       24
                       Agency Mortgage-Backed
                       Securities                       5
                       Other                            1

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
U.S. GOVERNMENT SECURITIES--23.4%

U.S. TREASURY NOTES--23.4%
U.S. Treasury Note 6%, 8/15/09.....................   $   1,150   $ 1,212,352
U.S. Treasury Note 6.50%, 2/15/10..................       4,500     4,855,608
U.S. Treasury Note 5.75%, 8/15/10..................       4,600     4,867,917
U.S. Treasury Note 4.75%, 5/15/14..................       2,100     2,151,763
- -----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,313,881)                                      13,087,640
- -----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.8%
FHLMC 7.50%, 4/1/14................................          66        69,959
FHLMC 7%, 4/1/16...................................          62        65,448
FNMA 7.50%, 7/1/09.................................          27        27,779
FNMA 7%, 5/1/14....................................          54        56,557
FNMA 8%, 1/1/15....................................          12        13,057
FNMA 8.50%, 7/1/27.................................         336       365,077
GNMA 7%, 7/20/13...................................          63        65,614
GNMA 8%, '21-'27...................................         204       217,763
GNMA 8.50%, 12/15/22...............................           2         2,136

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GNMA 8.50%, 8/15/24................................   $      71   $    77,648
GNMA 8.50%, 8/15/25................................          12        13,578
GNMA 8.50%, 6/15/26................................           2         2,313
GNMA 7%, 6/15/31...................................         605       635,609
GNMA 6%, 8/15/31...................................         361       370,005
GNMA 6.50%, 10/15/31...............................         662       691,962
- -----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,639,906)                                        2,674,505
- -----------------------------------------------------------------------------

AGENCY NON-MORTGAGE-BACKED
SECURITIES--28.0%
FFCB 7.125%, 11/16/15..............................         500       547,069
FHLB 5.925%, 4/9/08................................       1,000     1,025,953
FHLB 5.80%, 9/2/08.................................         350       358,998
FHLB 5%, 9/8/08....................................       1,500     1,500,300
FHLB 5.15%, 1/28/13................................         345       340,890
FHLB 6.30%, 5/13/13................................         220       226,035
FHLB 7.23%, 9/8/15.................................       1,500     1,643,811
FHLB 6%, 4/27/22...................................       1,020     1,006,854
FHLMC 6%, 11/20/15.................................       1,000     1,005,899


                        See Notes to Financial Statements                     19

PHOENIX INTERMEDIATE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FHLMC 6.125%, 12/1/15 .............................   $   1,500   $ 1,505,820
FHLMC 7.09%, 11/22/16 .............................         850       864,757
FNMA 6.625%, 10/15/07 .............................       1,500     1,548,099
FNMA 6.375%, 6/15/09 ..............................       1,000     1,051,391
FNMA 6.625%, 11/15/10 .............................       1,000     1,081,786
FNMA 6%, 5/16/11 ..................................         875       878,910
FNMA 6.96%, 9/5/12 ................................       1,063     1,098,069
- -----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $15,826,638)                                      15,684,641
- -----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--41.7%

AEROSPACE & DEFENSE--4.2%
Boeing Capital Corp. 5.75%, 2/15/07 ...............         815       822,689
Honeywell International, Inc. 7%, 3/15/07 .........       1,500     1,534,645
                                                                  -----------
                                                                    2,357,334
                                                                  -----------

CONSUMER FINANCE--7.1%
American General Finance Corp. 5.375%,
10/1/12 ...........................................       1,500     1,509,738

General Electric Capital Corp. Series A 4.625%,
9/15/09 ...........................................         800       792,650

National Rural Utilities Cooperative Finance Corp.
7.25%, 3/1/12 .....................................       1,500     1,675,031
                                                                  -----------
                                                                    3,977,419
                                                                  -----------

HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive Co. 5.98%, 4/25/12 ..............         620       658,403
Kimberly-Clark Corp. 5%, 8/15/13 ..................       1,500     1,522,326
                                                                  -----------
                                                                    2,180,729
                                                                  -----------

HYPERMARKETS & SUPER CENTERS--3.0%
Wal-Mart Stores, Inc. 4.55%, 5/1/13 ...............       1,700     1,659,724

INTEGRATED OIL & GAS--1.9%
Conoco Funding Co. 6.35%, 10/15/11 ................       1,000     1,072,776

INTEGRATED TELECOMMUNICATION SERVICES--2.2%
AT&T, Inc. 5.875%, 2/1/12 .........................       1,200     1,235,309

INVESTMENT BANKING & BROKERAGE--6.8%
Bear Stearns Co., Inc. 7.80%, 8/15/07 .............         825       862,059
Goldman Sachs Group, Inc. (The) 5.25%, 4/1/13 .....       1,425     1,429,147
Morgan Stanley 6.60%, 4/1/12 ......................       1,400     1,506,746
                                                                  -----------
                                                                    3,797,952
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
LIFE & HEALTH INSURANCE--2.8%
MetLife, Inc. 6.125%, 12/1/11......................   $   1,500   $ 1,591,456

OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
Heller Financial, Inc. 7.375%, 11/1/09 ............       1,000     1,085,681

PHARMACEUTICALS--5.1%
Johnson & Johnson 6.625%, 9/1/09...................       1,300     1,388,239
Pfizer, Inc. 4.50%, 2/15/14........................       1,500     1,470,483
                                                                  -----------
                                                                    2,858,722
                                                                  -----------

RESTAURANTS--2.8%
McDonald's Corp. 6%, 4/15/11.......................       1,500     1,568,584
- -----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $23,502,637)                                      23,385,686
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $55,283,062)                                      54,832,472
- -----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--0.5%

COMMERCIAL PAPER(b)--0.5%
Allstate Corp. 4.05%, 1/3/06.......................         278       277,937
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $277,937)                                            277,937
- -----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $55,560,999)                                      55,110,409(a)

Other assets and liabilities, net--1.6%                               900,951
                                                                  -----------
NET ASSETS--100.0%                                                $56,011,360
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $246,195 and gross depreciation of $701,718 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $55,565,932.

(b) The rate shown is the discount rate.

(c) Table excludes short-term investments.


20                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $55,560,999)                                  $55,110,409
Cash                                                                    1,789
Receivables
   Interest                                                           822,948
   Fund shares sold                                                   136,184
Prepaid expenses                                                       10,214
                                                                  -----------
     Total assets                                                  56,081,544
                                                                  -----------
LIABILITIES
Payables
   Investment advisory fee                                             23,988
   Professional fee                                                    23,361
   Financial agent fee                                                  5,405
   Transfer agent fee                                                   3,093
   Trustees' fee                                                        1,785
   Other accrued expenses                                              12,552
                                                                  -----------
     Total liabilities                                                 70,184
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $56,841,336
Undistributed net investment income                                    22,654
Accumulated net realized loss                                        (402,040)
Net unrealized depreciation                                          (450,590)
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $56,011,360)                 5,321,581
Net asset value and offering price per share                      $     10.53

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $ 2,284,697
                                                                  -----------
     Total investment income                                        2,284,697
                                                                  -----------
EXPENSES
Investment advisory fee                                               264,240
Financial agent fee                                                    62,281
Trustees                                                               35,446
Professional                                                           31,517
Registration                                                           18,143
Transfer agent                                                         17,783
Custodian                                                              10,725
Printing                                                                8,876
Miscellaneous                                                          32,929
                                                                  -----------
     Total expenses                                                   481,940
Custodian fees paid indirectly                                           (621)
                                                                  -----------
     Net expenses                                                     481,319
                                                                  -----------
NET INVESTMENT INCOME (LOSS)                                        1,803,378
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              (362,303)
Net change in unrealized appreciation (depreciation)
   on investments                                                    (968,070)
                                                                  -----------
NET GAIN (LOSS) ON INVESTMENTS                                     (1,330,373)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $   473,005
                                                                  ===========


                        See Notes to Financial Statements                     21

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                  December 31, 2005   December 31, 2004
                                                                                  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $    1,803,378      $    1,862,328
   Net realized gain (loss)                                                               (362,303)            372,116
   Net change in unrealized appreciation (depreciation)                                   (968,070)         (1,179,904)
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             473,005           1,054,540
                                                                                    --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                                (1,780,724)         (1,895,342)
   Net realized long-term gains                                                                 --            (495,005)
                                                                                    --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,780,724)         (2,390,347)
                                                                                    --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,465,766 and 1,399,246 shares, respectively)         15,551,373          15,381,326
   Net asset value of shares issued from reinvestment of distributions
     (125,578 and 159,446 shares, respectively)                                          1,335,897           1,741,504
   Cost of shares repurchased (968,972 and 899,478 shares, respectively)               (10,305,034)         (9,847,416)
                                                                                    --------------      --------------
Total                                                                                    6,582,236           7,275,414
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             6,582,236           7,275,414
                                                                                    --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 5,274,517           5,939,607

NET ASSETS
   Beginning of period                                                                  50,736,843          44,797,236
                                                                                    --------------      --------------

   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $22,654 AND $0, RESPECTIVELY)                                        $   56,011,360      $   50,736,843
                                                                                    ==============      ==============


22                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                   2005              2004       2003             2002       2001
Net asset value, beginning of period             $    10.80    $    11.09    $    11.31    $    10.91    $    10.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.41          0.48          0.55          0.57
   Net realized and unrealized gain (loss)            (0.27)        (0.17)        (0.17)         0.45          0.28
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.09          0.24          0.31          1.00          0.85
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.42)        (0.48)        (0.55)        (0.57)
   Distributions from net realized gains                 --         (0.11)        (0.05)        (0.05)        (0.19)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.36)        (0.53)        (0.53)        (0.60)        (0.76)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.27)        (0.29)        (0.22)         0.40          0.09
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.53    $    10.80    $    11.09    $    11.31    $    10.91
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           0.73%         2.13%         2.74%         9.45%         7.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   56,011    $   50,737    $   44,797    $   42,902    $   40,375

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                                  0.91%         0.90%         0.94%         0.88%         0.96%
   Net investment income                               3.41%         3.71%         4.28%         4.96%         5.13%
Portfolio turnover                                       36%           54%           35%           27%           50%

(1) Computed using average shares outstanding.


                        See Notes to Financial Statements                     23

PHOENIX OVERSEAS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JEAN-BAPTISTE NADAL, CFA

Q: HOW DID THE PHOENIX OVERSEAS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 10.53%, Class A shares returned 10.17%, Class B shares returned 9.37%, and Class C shares returned 9.37%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the MSCI EAFE(R) Index (Net), the Fund's style-specific benchmark, returned 13.54%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL
YEAR?

A: The international equity markets outperformed the domestic equity markets in 2005, representing the fourth consecutive year of outperformance. For the year, the MSCI EAFE Index (Net) returned 13.54% and the S&P 500(R) Index returned 4.93%. Throughout the year, the international markets continued to favor smaller cap stocks over mega-cap stocks, lower quality names over higher quality names, and emerging markets over developed markets. To illustrate, those companies in the MSCI EAFE Index with a market capitalization of $5 to $10 billion advanced 17.77%, while companies with a market capitalization above $40 billion returned 9.33%. Below-investment-grade companies within the MSCI EAFE Index (Net) were the best performing group, gaining 33.19%, while double-A and single-A rated companies underperformed the overall index. Emerging markets, as measured by the MSCI Emerging Markets Index, rose 34%, more than double the performance of developed markets, as measured by the MSCI EAFE Index (Net). These trends underscore the pervasive appetite for risk in the marketplace.

      Nevertheless, the U.S. dollar and the growth investment style reached an inflection point in 2005. Both made significant improvements in their relative strength. The U.S. dollar appreciated over 12% from its 2004 levels, and growth stocks, as measured by the MSCI EAFE Growth Index, only slightly underperformed value stocks, as measured by the MSCI EAFE Value Index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund produced healthy returns but underperformed the MSCI EAFE Index
(Net), a benchmark with a much larger scope than the Fund's international universe of high quality, large-cap stocks. The combination of a negative market cap effect, negative quality effect, and strong emerging markets detracted from performance, as the Fund is overweight in mega-cap, high quality names based in developed markets. On the other hand, the renewed strength in the U.S. dollar and the waning dominance of the value investment style have been two important factors underpinning our improved relative performance. The strengthening U.S. dollar benefited our investment style as most of our companies generated a portion of their sales in U.S.-dollar related countries. At the same time, the lack of style leadership proved benign to our growth bias.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)          10.53%    (2.30)%       5.18%      10/18/96

      Class A Shares at NAV(2)          10.17        --        12.73        8/30/02
      Class A Shares at POP(3)           3.83        --        10.75        8/30/02

      Class B Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class B Shares with CDSC(4)        5.37        --        11.51        8/30/02

      Class C Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class C Shares with CDSC(4)        9.37        --        11.98        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      MSCI EAFE(R) Index (Net)          13.54      4.55       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 6.00% FOR CLASS X (SINCE 10/18/96) AND 19.22% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix
                Overseas Fund     S&P 500(R)      MSCI EAFE(R)
                   Class X          Index         Index (Net)
                -------------     ----------      ------------

10/18/96           $10,000          $10,000          $10,000
12/31/96            10,256           10,474           10,264
12/31/97            11,940           13,970           10,447
12/31/98            15,101           17,988           12,536
12/31/99            19,792           21,789           15,916
12/29/00            17,882           19,788           13,661
12/31/01            12,571           17,438           10,732
12/31/02            10,052           13,584           9,021
12/31/03            12,680           17,484           12,502
12/31/04            14,399           19,383           15,033
12/30/05            15,916           20,339           17,068

For information regarding the indexes, see the glossary on page 3.

PHOENIX OVERSEAS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Overseas Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class X           June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,140.10           $ 7.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.06             7.14

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.53%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,105.30.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class A           June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,138.30           $ 8.89
Hypothetical (5% return
   before expenses)           1,000.00           1,016.79             8.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.17%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,101.70.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class B           June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.92
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95             12.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

PHOENIX OVERSEAS FUND


                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class C           June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.91
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95           $ 12.25

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------

     1.   BP plc                                                       3.3%
     2.   Total SA Sponsored ADR                                       3.2%
     3.   Mitsubishi UFJ Financial Group, Inc.                         3.0%
     4.   Air Liquide SA                                               2.4%
     5.   Koninklijke Philips Electronics N.V.                         2.4%
     6.   BNP Paribas SA                                               2.4%
     7.   Sanofi-aventis                                               2.3%
     8.   Statoil ASA                                                  2.3%
     9.   Canon, Inc.                                                  2.2%
    10.   GlaxoSmithKline plc                                          2.1%

--------------------------------------------------------------------------------
 COUNTRY WEIGHTINGS                                                    12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                            Japan               21%
                            France              17
                            United Kingdom      17
                            Switzerland          8
                            Germany              5
                            Netherlands          4
                            Spain                3
                            Other               25

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES          VALUE
                                                   -----------   ------------
FOREIGN COMMON STOCKS(b)--99.5%
AUSTRALIA--3.1%
Rio Tinto Ltd. (Diversified Metals & Mining)(d)         23,000   $  1,163,430
Westpac Banking Corp. (Diversified Banks) ......        37,800        630,429
                                                                 ------------
                                                                    1,793,859
                                                                 ------------
BELGIUM--0.6%
Fortis (Multi-Sector Holdings) .................        11,400        363,728

FRANCE--20.0%
Air Liquide SA (Industrial Gases)(d) ...........         7,285      1,401,509
AXA Sponsored ADR (Multi-line Insurance) .......        26,824        867,220
BNP Paribas SA (Diversified Banks) .............        17,000      1,375,626
Carrefour SA (Food Retail) .....................        10,800        506,072

Compagnie de Saint-Gobain (Building
Products)(d) ...................................        10,100        600,856

L'Oreal SA (Personal Products)(d) ..............        11,100        825,269

LVMH Moet Hennessy Louis Vuitton SA
(Apparel, Accessories & Luxury Goods)(d) .......         8,200        728,580

PSA Peugeot Citroen SA (Automobile
Manufacturers)(d) ..............................         8,680        500,451

                                                     SHARES          VALUE
                                                   -----------   ------------
FRANCE--CONTINUED
Sanofi-aventis (Pharmaceuticals)(d) ............        15,000   $  1,314,123

Schneider Electric SA (Electrical Components &
Equipment)(d) ..................................         7,600        677,969

Societe Generale (Diversified Banks)(d) ........         6,600        811,844
Total SA Sponsored ADR (Integrated Oil & Gas) ..        14,396      1,819,654
                                                                 ------------
                                                                   11,429,173
                                                                 ------------

GERMANY--6.2%
BASF AG (Diversified Chemicals) ................        10,800        827,386
Henkel KGaA (Personal Products) ................         7,500        697,373
SAP AG (Application Software) ..................         5,340        968,277
Siemens AG (Industrial Conglomerates) ..........        12,000      1,028,567
                                                                 ------------
                                                                    3,521,603
                                                                 ------------

IRELAND--2.0%
Allied Irish Banks plc (Diversified Banks) .....        28,875        620,799
Bank of Ireland (Diversified Banks) ............        33,400        526,305
                                                                 ------------
                                                                    1,147,104
                                                                 ------------


                        See Notes to Financial Statements                     29

PHOENIX OVERSEAS FUND


                                                     SHARES          VALUE
                                                   -----------   ------------
JAPAN--24.2%
Canon, Inc. (Electronic Equipment
Manufacturers)(d) ..............................        22,000   $  1,287,150

Denso Corp. (Auto Parts & Equipment) ...........        22,600        779,938
Kao Corp. (Personal Products) ..................        38,000      1,018,188

Millea Holdings, Inc. (Property & Casualty
Insurance) .....................................            64      1,101,624

Mitsubishi UFJ Financial Group, Inc.
(Diversified Banks) ............................           125      1,695,849

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) .......................        10,500        673,082

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .....................................        37,400        716,700

Secom Co. Ltd. (Specialized Consumer Services) .        15,000        784,754
Shimano, Inc. (Leisure Products)(d) ............        23,600        620,342

Shin-Etsu Chemical Co. Ltd. (Diversified
Chemicals) .....................................        22,700      1,206,843

SMC Corp. (Electrical Components &
Equipment) .....................................         7,100      1,014,415

Sony Corp. (Household Appliances) ..............        17,300        707,050

Takeda Pharmaceutical Co. Ltd.
(Pharmaceuticals) ..............................        12,500        676,220

TDK Corp. (Electronic Equipment Manufacturers) .         7,800        537,703
Toyota Motor Corp. (Automobile Manufacturers) ..        20,100      1,043,049
                                                                 ------------
                                                                   13,862,907
                                                                 ------------

NETHERLANDS--4.9%
ABN AMRO Holding N.V. (Diversified Banks) ......        28,700        750,569

Koninklijke Philips Electronics N.V. (Industrial
Conglomerates) .................................        44,500      1,382,937

Wolters Kluwer N.V. (Publishing & Printing) ....        33,000        667,290
                                                                 ------------
                                                                    2,800,796
                                                                 ------------

NORWAY--2.3%
Statoil ASA (Integrated Oil & Gas) .............        56,300      1,292,949

SINGAPORE--3.4%
DBS Group Holdings, Ltd. (Diversified Banks)(d)        120,000      1,190,870

Singapore Technologies Engineering Ltd.
(Aerospace & Defense) ..........................       444,000        763,745
                                                                 ------------
                                                                    1,954,615
                                                                 ------------

SPAIN--4.0%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) .........................................        39,110        698,236

                                                     SHARES          VALUE
                                                   -----------   ------------
SPAIN--CONTINUED
Banco Popular Espanol SA (Regional Banks)(d) ...        50,000   $    609,705

Telefonica SA (Integrated Telecommunication
Services) ......................................        64,532        971,032
                                                                 ------------
                                                                    2,278,973
                                                                 ------------

SWITZERLAND--8.9%
Credit Suisse Group (Diversified Banks) ........        11,900        606,750

Nestle S.A. Registered Shares (Packaged Foods &
Meats) .........................................         2,800        837,411

Nestle S.A. Sponsored ADR (Packaged Foods &
Meats) .........................................         1,948        145,219

Novartis AG ADR (Pharmaceuticals) ..............        22,976      1,205,780
Roche Holding AG (Pharmaceuticals) .............         5,700        855,835

Swiss Reinsurance (Property & Casualty
Insurance) .....................................        11,400        834,580

UBS AG Registered Shares (Diversified Capital
Markets) .......................................         6,480        616,908
                                                                 ------------
                                                                    5,102,483
                                                                 ------------

UNITED KINGDOM--19.9%
BP plc (Integrated Oil & Gas) ..................       174,750      1,861,058

BT Group plc (Integrated Telecommunication
Services) ......................................       233,275        894,001

Diageo plc (Distillers & Vintners) .............        46,800        678,372
GlaxoSmithKline plc (Pharmaceuticals) ..........        47,773      1,207,414
HBOS plc (Diversified Banks) ...................        43,000        734,632
Kingfisher plc (Home Improvement Retail) .......       216,000        881,682
Lloyds TSB Group plc (Multi-Sector Holdings) ...        67,610        568,234
Pearson plc (Publishing & Printing) ............        47,924        566,862
Prudential plc (Life & Health Insurance) .......        68,500        648,194
Reed Elsevier plc (Publishing & Printing) ......        99,100        930,933

Royal Bank of Scotland Group plc
(Diversified Banks) ............................        28,000        845,448

Tesco plc (Food Retail) ........................        98,700        562,928

Vodafone Group plc Sponsored ADR (Wireless
Telecommunication Services) ....................        46,980      1,008,662
                                                                 ------------
                                                                   11,388,420
                                                                 ------------

- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $42,640,304)                                      56,936,610
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $42,640,304)                                      56,936,610
- -----------------------------------------------------------------------------


30                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                                                      SHARES        VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--18.4%

MONEY MARKET MUTUAL FUNDS--18.0%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(c) ..................    10,280,241   $ 10,280,241

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(e)--0.4%
UBS Finance Delaware LLC 3.75%, 1/3/06 .........   $       254        253,947

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $10,534,188)                                      10,534,188
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--117.9%
(IDENTIFIED COST $53,174,492)                                      67,470,798(a)

Other assets and liabilities, net--(17.9)%                        (10,250,359)
                                                                 ------------
NET ASSETS--100.0%                                               $ 57,220,439
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,044,337 and gross depreciation of $303,717 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $53,730,178.

(b) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) All or a portion of security is on loan.

(e) The rate shown is the discount rate.

(f) Table excludes short-term investments.


                        See Notes to Financial Statements                     31

PHOENIX OVERSEAS FUND


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

               Aerospace & Defense .........................       1.3%
               Apparel, Accessories & Luxury Goods .........       1.3
               Application Software ........................       1.7
               Auto Parts & Equipment ......................       1.4
               Automobile Manufacturers ....................       2.7
               Building Products ...........................       1.1
               Distillers & Vintners .......................       1.2
               Diversified Banks ...........................      18.4
               Diversified Capital Markets .................       1.1
               Diversified Chemicals .......................       3.6
               Diversified Metals & Mining .................       2.0
               Electrical Components & Equipment ...........       3.0
               Electronic Equipment Manufacturers ..........       4.4
               Food Retail .................................       1.9
               Home Improvement Retail .....................       1.5
               Household Appliances ........................       1.2
               Industrial Conglomerates ....................       4.2
               Industrial Gases ............................       2.5
               Integrated Oil & Gas ........................       8.7
               Integrated Telecommunication Services .......       3.3
               Investment Banking & Brokerage ..............       1.3
               Leisure Products ............................       1.1
               Life & Health Insurance .....................       1.1
               Multi-Sector Holdings .......................       1.6
               Multi-line Insurance ........................       1.5
               Packaged Foods & Meats ......................       1.7
               Personal Products ...........................       4.5
               Pharmaceuticals .............................       9.2
               Property & Casualty Insurance ...............       3.4
               Publishing & Printing .......................       3.8
               Regional Banks ..............................       1.1
               Specialized Consumer Services ...............       1.4
               Wireless Telecommunication Services .........       1.8
                                                                 -----
                                                                 100.0%
                                                                 =====


32                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value including $9,789,021 of
    securities on loan (Identified cost $53,174,492)            $  67,470,798
Cash                                                                    1,686
Receivables
    Dividends                                                          72,957
    Tax reclaims                                                       43,620
    Fund shares sold                                                   10,764
Prepaid expenses                                                       22,688
                                                                -------------
       Total assets                                                67,622,513
                                                                -------------
LIABILITIES
Payables
    Fund shares repurchased                                               852
    Upon return of securities loaned                               10,280,241
    Investment advisory fee                                            53,435
    Professional fee                                                   23,541
    Transfer agent fee                                                 12,156
    Custodian fee                                                       9,566
    Financial agent fee                                                 5,436
    Distribution and service fees                                       3,914
    Trustees' fee                                                       1,785
    Other accrued expenses                                             11,148
                                                                -------------
       Total liabilities                                           10,402,074
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $  63,566,439
Undistributed net investment income                                     1,871
Accumulated net realized loss                                     (20,640,402)
Net unrealized appreciation                                        14,292,531
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $43,916,150)                3,153,589
Net asset value and offering price per share                    $       13.93

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $11,627,497)                  838,837
Net asset value per share                                       $       13.86
Offering price per share $13.86/(1-5.75%)                       $       14.71

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $479,873)                      34,816
Net asset value and offering price per share                    $       13.78

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $1,196,919)                    86,849
Net asset value and offering price per share                    $       13.78

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                       $   1,577,443
Interest                                                                7,847
Security lending                                                        4,501
Foreign taxes withheld                                               (158,653)
                                                                -------------
       Total investment income                                      1,431,138
                                                                -------------
EXPENSES
Investment advisory fee                                               541,611
Service fees, Class A                                                  28,557
Distribution and service fees, Class B                                  4,108
Distribution and service fees, Class C                                 11,293
Financial agent fee                                                    64,991
Transfer agent                                                         68,428
Custodian                                                              55,234
Registration                                                           39,049
Trustees                                                               35,446
Professional                                                           31,980
Printing                                                               12,450
Miscellaneous                                                          37,706
                                                                -------------
       Total expenses                                                 930,853
Less expenses reimbursed by investment adviser                        (88,689)
                                                                -------------
       Net expenses                                                   842,164
                                                                -------------
NET INVESTMENT INCOME (LOSS)                                          588,974
                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                             3,569,272
Net realized gain (loss) on foreign currency transactions             (94,459)
Net change in unrealized appreciation (depreciation)
    on investments                                                  1,396,569
Net change in unrealized appreciation (depreciation)
    on foreign currency translation                                    (8,468)
                                                                -------------
NET GAIN (LOSS) ON INVESTMENTS                                      4,862,914
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                             $   5,451,888
                                                                =============


                        See Notes to Financial Statements                     33

PHOENIX OVERSEAS FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $     588,974       $     562,786
    Net realized gain (loss)                                                              3,474,813             779,992
    Net change in unrealized appreciation (depreciation)                                  1,388,101           5,802,995
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           5,451,888           7,145,773
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                         (444,123)           (408,160)
    Net investment income, Class A                                                          (91,465)            (69,738)
    Net investment income, Class B                                                               --                 (74)
    Net investment income, Class C                                                               --                (209)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (535,588)           (478,181)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (425,496 and 838,947 shares, respectively)              5,479,441           9,607,428
    Net asset value of shares issued from reinvestment of distributions
       (18,804 and 20,594 shares, respectively)                                             260,105             247,250
    Cost of shares repurchased (962,406 and 814,640 shares, respectively)               (12,322,572)         (9,405,866)
                                                                                      -------------       -------------
Total                                                                                    (6,583,026)            448,812
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (154,346 and 215,708 shares, respectively)              1,972,828           2,477,322
    Net asset value of shares issued from reinvestment of distributions
       (6,580 and 5,756 shares, respectively)                                                90,307              69,334
    Cost of shares repurchased (219,550 and 174,457 shares, respectively)                (2,843,061)         (1,989,541)
                                                                                      -------------       -------------
Total                                                                                      (779,926)            557,115
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (10,332 and 20,499 shares, respectively)                  132,392             234,135
    Net asset value of shares issued from reinvestment of distributions
       (0 and 7 shares, respectively)                                                            --                  74
    Cost of shares repurchased (6,416 and 3,352 shares, respectively)                       (81,146)            (37,604)
                                                                                      -------------       -------------
Total                                                                                        51,246             196,605
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (17,419 and 47,786 shares, respectively)                  221,749             549,915
    Net asset value of shares issued from reinvestment of distributions
       (0 and 17 shares, respectively)                                                           --                 198
    Cost of shares repurchased (14,875 and 20,048 shares, respectively)                    (182,746)           (226,867)
                                                                                      -------------       -------------
Total                                                                                        39,003             323,246
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (7,272,703)          1,525,778
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                                (2,356,403)          8,193,370

NET ASSETS
    Beginning of period                                                                  59,576,842          51,383,472
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
       OF $1,871 AND $42,944, RESPECTIVELY)                                           $  57,220,439       $  59,576,842
                                                                                      =============       =============


34                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS X
                                                  ----------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                     2005               2004         2003                 2002            2001
Net asset value, beginning of period              $    12.73      $    11.31      $     9.01        $    11.32      $    16.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.14(2)         0.13(2)         0.09(2)           0.03            0.04
    Net realized and unrealized gain (loss)             1.20            1.40            2.26             (2.29)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.34            1.53            2.35             (2.26)          (4.79)
                                                  ----------      ----------      ----------        ----------      ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.14)          (0.11)          (0.05)            (0.03)          (0.04)
    Return of capital                                     --              --              --             (0.02)             --
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL DISTRIBUTIONS                            (0.14)          (0.11)          (0.05)            (0.05)          (0.04)
                                                  ----------      ----------      ----------        ----------      ----------
Change in net asset value                               1.20            1.42            2.30             (2.31)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
NET ASSET VALUE, END OF PERIOD                    $    13.93      $    12.73      $    11.31        $     9.01      $    11.32
                                                  ==========      ==========      ==========        ==========      ==========
Total return                                           10.53%          13.56%          26.15%           (20.04)%        (29.72)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   43,916      $   46,748      $   41,013        $   50,656      $   56,513

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.40%           1.40%           1.40%             1.41%           1.38%
    Gross operating expenses                            1.56%           1.60%           1.77%             1.41%           1.38%
    Net investment income (loss)                        1.11%           1.08%           0.93%             0.49%           0.09%
Portfolio turnover                                        28%             33%             49%               65%             88%

                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.68      $    11.27      $     9.01        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.11(2)         0.10(2)        (0.03)(2)         (0.03)
    Net realized and unrealized gain (loss)             1.18            1.39            2.32             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.29            1.49            2.29             (0.44)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                            (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.41            2.26             (0.44)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.86      $    12.68      $    11.27        $     9.01
                                                  ==========      ==========      ==========        ==========
Total return(1)                                        10.17%          13.24%          25.56%            (4.76)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   11,627      $   11,377      $    9,582        $      153

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.65%           1.65%           1.65%             1.66%(4)
    Gross operating expenses                            1.81%           1.85%           1.98%             1.66%(4)
    Net investment income (loss)                        0.87%           0.81%          (0.31)%            0.24%(4)
Portfolio turnover                                        28%             33%             49%               65%(3)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.


                        See Notes to Financial Statements                     35

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.03)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.26             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $      480      $      389      $      154        $       98

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.12%          (0.01)%         (0.27)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

                                                                              CLASS C
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.06)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.29             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    1,197      $    1,062      $      634        $       99

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.17%           0.02%          (0.70)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.

(5) Amount is less than $0.01.


36                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ALLAN M. RUDNICK AND PAUL WAYNE, CFA

Q: HOW DID THE PHOENIX RISING DIVIDENDS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 21, 2005, the Fund's Class X shares returned (1.19)%, Class A shares returned (1.43)%, Class B shares returned (2.22)%, and Class C shares returned (2.22)%. For the same period, the S&P 500(R) Index, a broad-based equity index and the Fund's style-specific benchmark, returned 4.93%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: For the year 2005, two definite themes drove the performance of the markets. First, stocks of smaller and lower quality companies outperformed stocks of larger and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $20 billion or greater returned 2.17% for the year, while companies with a market capitalization between $5 and $10 billion advanced 13.75%. Companies in the S&P 500 Index with an S&P bond credit rating of triple-A lost 3.97%, while those companies with debt rated below investment grade produced positive returns.

      The second key theme was the energy sector's strong outperformance relative to the other sectors in the S&P 500 Index. The energy sector returned 31.41% while the overall S&P 500 Index returned only 4.93% for the year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P 500 Index in 2005. To a substantial degree, the Fund's underperformance reflected the strong returns of smaller, lower quality companies. The Fund is focused exclusively on higher quality companies and the companies tend to be larger in market capitalization than the S&P 500 Index. In addition, the Fund was negatively impacted by the underweighting of the energy and utilities sectors, as fairly valued, high quality companies that the Fund prefers are scarce in these sectors.

      A portion of the Fund's underperformance was driven by negative stock selection. The stocks that detracted the most from return included Gannett and Pfizer. Gannett, along with the rest of the newspaper industry, suffered margin pressure from online competition and tough comparisons relative to 2004, which featured two big news events - the Olympics and national elections. Pfizer struggled with continued uncertainty regarding the timing of management's earnings guidance and the Lipitor Paragraph 4 patent challenge decision, which was ultimately decided in Pfizer's favor in mid-December.

      Stocks that contributed positively to the Fund's performance included American International Group and Paychex. American International Group and Paychex. American International Group posted strong results throughout 2005 despite management turnover earlier in the year. Paychex has combined price increases and new customer acquisition to generate strong growth.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                      INCEPTION   INCEPTION
                                         1 YEAR   5 YEAR   10 YEAR   TO 12/31/05    DATE
                                         ------   ------   -------   -----------  ---------
      Class X Shares at NAV(2)           (1.19)%  (2.03)%    6.24%         --%          --
      Class A Shares at NAV(2)           (1.43)      --        --        4.86      8/30/02
      Class A Shares at POP(3)           (7.10)      --        --        3.01      8/30/02
      Class B Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class B Shares with CDSC(4)        (6.12)      --        --        3.51      8/30/02
      Class C Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class C Shares with CDSC(4)        (2.22)      --        --        4.06      8/30/02
      S&P 500(R) Index                    4.93     0.55      9.12      Note 5       Note 5

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 11.71% FOR CLASS A, CLASS B AND CLASS C (SINCE
    8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class X shares. The total return for Class X shares reflects no sales charge. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Phoenix
                           Rising Dividends
                                 Fund                 S&P 500(R)
                               Class X                  Index
                           -----------------          ----------

12/29/95                        $10,000                $10,000
12/31/96                         11,909                 12,325
12/31/97                         15,600                 16,438
12/31/98                         17,806                 21,165
12/31/99                         20,714                 25,639
12/29/00                         20,300                 23,283
12/31/01                         18,062                 20,518
12/31/02                         14,946                 15,984
12/31/03                         17,703                 20,573
12/31/04                         18,547                 22,807
12/30/05                         18,325                 23,931

For information regarding the index, see the glossary on page 3.

PHOENIX RISING DIVIDENDS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Rising Dividends Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class X             June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,022.80           $  5.36
Hypothetical (5% return
   before expenses)           1,000.00           1,019.84              5.36

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.19)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $988.10.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class A             June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,021.60           $  6.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.64              6.56

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.29%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.43)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $985.70.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class B             June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.06%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

PHOENIX RISING DIVIDENDS FUND


                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class C             June 30, 2005    December 31, 2005       Period*
- -----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

    1.   General Electric Co.                                         4.4%
    2.   Johnson & Johnson                                            4.1%
    3.   Wells Fargo & Co.                                            4.1%
    4.   Exxon Mobil Corp.                                            3.9%
    5.   Citigroup, Inc.                                              3.7%
    6.   Pfizer, Inc.                                                 3.7%
    7.   Intel Corp.                                                  3.6%
    8.   Microsoft Corp.                                              3.6%
    9.   Procter & Gamble Co. (The)                                   3.2%
   10.   American International Group, Inc.                           3.1%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Financials                    21%
                     Information Technology        17
                     Consumer Staples              15
                     Industrials                   13
                     Health Care                   11
                     Consumer Discretionary         6
                     Energy                         6
                     Other                         11

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--98.3%

AIR FREIGHT & LOGISTICS--1.7%
United Parcel Service, Inc. Class B ............        24,000   $  1,803,600

ASSET MANAGEMENT & CUSTODY BANKS--2.3%
State Street Corp. .............................        42,300      2,345,112

BREWERS--1.3%
Anheuser-Busch Cos., Inc. ......................        30,800      1,323,168

COMPUTER HARDWARE--4.4%
Diebold, Inc.(c) ...............................        44,900      1,706,200
International Business Machines Corp. ..........        34,210      2,812,062
                                                                 ------------
                                                                    4,518,262
                                                                 ------------

DATA PROCESSING & OUTSOURCED SERVICES--3.9%
Automatic Data Processing, Inc. ................        46,130      2,116,906
Paychex, Inc. ..................................        49,800      1,898,376
                                                                 ------------
                                                                    4,015,282
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
DIVERSIFIED BANKS--8.1%
Bank of America Corp. ..........................        56,100   $  2,589,015
U.S. Bancorp ...................................        53,300      1,593,137
Wells Fargo & Co. ..............................        66,680      4,189,504
                                                                 ------------
                                                                    8,371,656
                                                                 ------------

DIVERSIFIED CHEMICALS--2.4%
Du Pont (E.I.) de Nemours & Co. ................        58,300      2,477,750

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
Cintas Corp. ...................................        49,100      2,021,938

ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
Emerson Electric Co. ...........................        21,900      1,635,930

FOOD DISTRIBUTORS--1.3%
Sysco Corp.(c) .................................        43,800      1,359,990

HEALTH CARE EQUIPMENT--3.9%
Biomet, Inc.(c) ................................        44,200      1,616,394
Medtronic, Inc. ................................        41,500      2,389,155
                                                                 ------------
                                                                    4,005,549
                                                                 ------------


42                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
HOME FURNISHING RETAIL--1.8%
Leggett & Platt, Inc.(c) .......................        80,600   $  1,850,576

HOME IMPROVEMENT RETAIL--2.6%
Home Depot, Inc. (The) .........................        65,550      2,653,464

HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co. (The) .....................        57,200      3,310,736

HYPERMARKETS & SUPER CENTERS--5.2%
Costco Wholesale Corp. .........................        45,900      2,270,673
Wal-Mart Stores, Inc. ..........................        65,300      3,056,040
                                                                 ------------
                                                                    5,326,713
                                                                 ------------

INDUSTRIAL CONGLOMERATES--6.4%
3M Co.(c) ......................................        27,600      2,139,000
General Electric Co. ...........................       128,560      4,506,028
                                                                 ------------
                                                                    6,645,028
                                                                 ------------

INDUSTRIAL MACHINERY--1.5%
Illinois Tool Works, Inc. ......................        17,320      1,523,987

INTEGRATED OIL & GAS--5.9%
ConocoPhillips .................................        36,500      2,123,570
Exxon Mobil Corp. ..............................        71,240      4,001,551
                                                                 ------------
                                                                    6,125,121
                                                                 ------------

INTEGRATED TELECOMMUNICATION SERVICES--2.7%
AT&T, Inc. .....................................       112,100      2,745,329

INVESTMENT BANKING & BROKERAGE--1.5%
Morgan Stanley .................................        27,100      1,537,654

LIFE & HEALTH INSURANCE--1.8%
AFLAC, Inc. ....................................        40,700      1,889,294

MULTI-LINE INSURANCE--3.1%
American International Group, Inc. .............        46,800      3,193,164

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Citigroup, Inc. ................................        77,800      3,775,634

PHARMACEUTICALS--7.7%
Johnson & Johnson ..............................        70,370      4,229,237
Pfizer, Inc. ...................................       161,500      3,766,180
                                                                 ------------
                                                                    7,995,417
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
PUBLISHING & PRINTING--2.0%
Gannett Co., Inc. ..............................        34,600   $  2,095,722

REGIONAL BANKS--1.5%
Synovus Financial Corp. ........................        56,000      1,512,560

SEMICONDUCTORS--6.2%
Intel Corp. ....................................       150,600      3,758,976
Linear Technology Corp. ........................        73,500      2,651,145
                                                                 ------------
                                                                    6,410,121
                                                                 ------------

SOFT DRINKS--5.0%
Coca-Cola Co. (The).............................        75,660      3,049,854
PepsiCo, Inc. ..................................        36,500      2,156,420
                                                                 ------------
                                                                    5,206,274
                                                                 ------------

SYSTEMS SOFTWARE--3.6%
Microsoft Corp. ................................       141,380      3,697,087
- -----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $95,033,126)                                     101,372,118
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.3%
(IDENTIFIED COST $95,033,126)                                     101,372,118
- -----------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--6.7%

MONEY MARKET MUTUAL FUNDS--5.2%
State Street Navigator Prime Plus (4.28% seven
day effective yield)(b).........................     5,323,305      5,323,305

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(d)--1.5%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $     1,580      1,579,640
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $6,902,945)                                        6,902,945
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--105.0%
(IDENTIFIED COST $101,936,071)                                    108,275,063(a)
Other assets and liabilities, net--(5.0)%                          (5,157,368)
                                                                 ------------
NET ASSETS--100.0%                                               $103,117,695
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,654,775 and gross depreciation of $3,277,593 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $102,897,881.

(b) Represents security purchased with cash collateral received for securities on loan.

(c) All or a portion of security is on loan.

(d) The rate shown is the discount rate.

(e) Table excludes short-term investments.


                        See Notes to Financial Statements                     43

PHOENIX RISING DIVIDENDS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $5,202,449 of securities on loan
    (Identified cost $101,936,071)                            $ 108,275,063
Cash                                                                  1,847
Receivables
    Fund shares sold                                                161,519
    Dividends                                                       133,559
Prepaid expenses                                                     28,639
                                                              -------------
       Total assets                                             108,600,627
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                          17,430
    Upon return of securities loaned                              5,323,305
    Investment advisory fee                                          67,613
    Professional fee                                                 22,420
    Transfer agent fee                                               22,338
    Financial agent fee                                               7,765
    Distribution and service fees                                     7,273
    Trustees' fee                                                     1,785
    Other accrued expenses                                           13,003
                                                              -------------
       Total liabilities                                          5,482,932
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 109,568,656
Undistributed net investment income                                  78,481
Accumulated net realized loss                                   (12,868,434)
Net unrealized appreciation                                       6,338,992
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $85,075,326)              5,479,062
Net asset value and offering price per share                  $       15.53

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $12,893,728)                832,359
Net asset value per share                                     $       15.49
Offering price per share $15.49/(1-5.75%)                     $       16.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,753,770)                 179,249
Net asset value and offering price per share                  $       15.36

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,394,871)                 155,799
Net asset value and offering price per share                  $       15.37

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   2,768,749
Interest                                                             54,330
Security lending                                                        112
                                                              -------------
       Total investment income                                    2,823,191
                                                              -------------
EXPENSES
Investment advisory fee                                           1,019,981
Service fees, Class A                                                95,312
Distribution and service fees, Class B                               28,633
Distribution and service fees, Class C                               28,232
Financial agent fee                                                 108,595
Transfer agent                                                      104,100
Registration                                                         45,840
Trustees                                                             41,145
Professional                                                         27,846
Printing                                                             23,129
Custodian                                                            14,357
Miscellaneous                                                        35,451
                                                              -------------
       Total expenses                                             1,572,621
Custodian fees paid indirectly                                           (6)
                                                              -------------
       Net expenses                                               1,572,615
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                      1,250,576
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                           5,582,035
Net change in unrealized appreciation (depreciation)
    on investments                                               (8,998,282)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                   (3,416,247)
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $  (2,165,671)
                                                              =============


44                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $   1,250,576       $   1,662,336
    Net realized gain (loss)                                                              5,582,035             404,869
    Net change in unrealized appreciation (depreciation)                                 (8,998,282)          4,306,551
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          (2,165,671)          6,373,756
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                       (1,324,154)         (1,111,168)
    Net investment income, Class A                                                         (424,144)           (419,864)
    Net investment income, Class B                                                           (9,192)             (3,205)
    Net investment income, Class C                                                           (8,278)             (2,729)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,765,768)         (1,536,966)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (436,950 and 1,380,241 shares, respectively)            6,804,544          21,627,667
    Net asset value of shares issued from reinvestment of distributions
      (48,431 and 39,607 shares, respectively)                                              759,875             631,250
    Cost of shares repurchased (1,059,956 and 716,034 shares, respectively)             (16,369,469)        (11,235,744)
                                                                                      -------------       -------------
Total                                                                                    (8,805,050)         11,023,173
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (552,328 and 1,681,448 shares, respectively)            8,601,133          26,244,605
    Net asset value of shares issued from reinvestment of distributions
      (26,708 and 26,018 shares, respectively)                                              416,489             413,479
    Cost of shares repurchased (3,101,744 and 241,473 shares, respectively)             (48,397,862)         (3,777,804)
                                                                                      -------------       -------------
Total                                                                                   (39,380,240)         22,880,280
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (22,646 and 110,300 shares, respectively)                 349,846           1,713,590
    Net asset value of shares issued from reinvestment of distributions
      (382 and 126 shares, respectively)                                                      5,949               1,990
    Cost of shares repurchased (33,260 and 33,910 shares, respectively)                    (513,247)           (522,985)
                                                                                      -------------       -------------
Total                                                                                      (157,452)          1,192,595
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (30,780 and 95,231 shares, respectively)                  475,661           1,478,747
    Net asset value of shares issued from reinvestment of distributions
      (473 and 142 shares, respectively)                                                      7,366               2,234
    Cost of shares repurchased (74,357 and 24,835 shares, respectively)                  (1,141,833)           (380,847)
                                                                                      -------------       -------------
Total                                                                                      (658,806)          1,100,134
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (49,001,548)         36,196,182
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                               (52,932,987)         41,032,972
NET ASSETS
    Beginning of period                                                                 156,050,682         115,017,710
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $78,481 AND $593,673, RESPECTIVELY)                                             $ 103,117,695       $ 156,050,682
                                                                                      =============       =============


                        See Notes to Financial Statements                     45

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS X
                                                  -------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                     2005                 2004         2003             2002             2001
Net asset value, beginning of period              $     15.95      $     15.40      $     13.03      $     15.81      $     17.97
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.16(2)          0.20(2)          0.07(2)          0.06             0.05
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.33            (2.78)           (2.03)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.19)            0.73             2.40            (2.72)           (1.98)
                                                  -----------      -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.23)           (0.18)           (0.03)           (0.06)           (0.05)
    Distributions from net realized gain                   --               --               --               --            (0.13)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.23)           (0.18)           (0.03)           (0.06)           (0.18)
                                                  -----------      -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.55             2.37            (2.78)           (2.16)
                                                  -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.53      $     15.95      $     15.40      $     13.03      $     15.81
                                                  ===========      ===========      ===========      ===========      ===========
Total return                                            (1.19)%           4.76%           18.45%          (17.25)%         (11.03)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    85,075      $    96,558      $    82,361      $    77,263      $   104,770

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.04%            1.04%            1.19%            1.04%            0.95%
    Net investment income (loss)                         1.04%            1.25%            0.53%            0.42%            0.30%
Portfolio turnover                                         33%              22%              26%              26%              32%

                                                                                CLASS A
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.91      $     15.35      $     13.02      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.12(2)          0.17(2)          0.05(2)            --(5)
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.31            (0.51)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.23)            0.70             2.36            (0.51)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.56             2.33            (0.51)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.49      $     15.91      $     15.35      $     13.02
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (1.43)%           4.61%           18.06%           (3.77)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)          $   12,894      $    53,369      $    28,988      $     4,012

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.29%            1.28%            1.44%            1.29%(4)
    Net investment income (loss)                         0.76%            1.09%            0.36%            0.17%(4)
Portfolio turnover                                         33%              22%              26%              26%(3)


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.

(5) Amount is less than $0.01.


46                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS B
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.76      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.06(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.52             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.58             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.56             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.36      $     15.76      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.80%           17.29%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,754      $     2,987      $     1,717      $       336

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.36%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)

                                                                                CLASS C
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.77      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.05(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.54             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.59             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.57             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.37      $     15.77      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.85%           17.24%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,395      $     3,137      $     1,952      $       575

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.32%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     47

PHOENIX SMALL-MID CAP FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROBERT A. SCHWARZKOPF, CFA AND SANDRA L. GLEASON, CFA

Q: HOW DID THE PHOENIX SMALL-MID CAP FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 2.95%, Class A shares returned 2.72%, Class B shares returned 1.97%, and Class C shares returned 1.92%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2500(TM) Index, the Fund's style-specific benchmark, returned 8.11%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In 2005, large-cap stocks outperformed small-cap stocks, while mid caps surpassed them both. This is the first time in six years that the Russell 2000 Index has underperformed the S&P 500 Index for the year.

      Energy prices dominated stock market returns for the year. Despite small weightings in the indexes, energy's strong performance created disproportionate returns. Energy and utilities were the best performing sectors, as energy prices rose from strong demand. Transportation and consumer discretionary were two of the worst performing sectors for the year.

      To preempt inflation from rising energy prices, the Federal Reserve implemented eight interest-rate hikes during the year, including two during the fourth quarter, pushing the federal funds rate to 4.25% by year end. Long-term rates, however, barely moved during the year, indicating investors' diminishing concerns over inflation. This trend continued to benefit the most highly indebted companies, as corporate cost of capital is based upon long-term interest rates.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Higher quality stocks in the portfolio, with S&P rankings of A- and above, outperformed stocks similarly ranked in the Russell 2500 Index. However, the Fund underperformed its benchmark, as low quality companies, those ranked B to D, pushed the market higher.

      Stocks that detracted the most from performance included 99 Cents Only Stores and Rent-A-Center. 99 Cents Only Stores is a deep-discount retailer of consumable general merchandise priced at ninety-nine cents. Shares have disappointed due to ongoing infrastructure issues as the company invests for future growth and its core customer struggles with higher year-over-year energy costs. We believe the company is addressing its operational issues and they are not related to the general health of the business. With only 227 stores and leading store-level economics, we believe the company can resume its historical growth once infrastructure issues are resolved. Rent-A-Center is the leading "rent-to-own" retailer in the U.S. with a highly fragmented market. The company's main customer base, with low discretionary income levels, has been disproportionately hurt by rising energy costs. In addition, cannibalization caused by recent store openings in existing markets and aggressive expansion by its chief competitor have temporarily affected sales growth. However, with its solid free-cash-flow characteristics, a strong stock buyback program, a compelling valuation, and new initiatives underway to improve store performance, we continue to hold the shares.

      Stocks that contributed positively to the Fund's performance included Brown & Brown and C.H. Robinson Worldwide. Brown & Brown is the nation's leader in the "second tier" of property & casualty (P&C) insurance brokerage firms, which serves small and mid-size businesses. The stock rose sharply after reporting consistent double-digit earnings growth despite general softening of the P&C insurance market. Along with other P&C insurance brokers, the company also benefited from expectations of market hardening following the recent heavy hurricane season. C.H. Robinson Worldwide, one of North America's largest third-party logistics companies (freight forwarder) providing truck, rail, ocean, and air transportation services, benefited from increased usage of third-party logistics services while the transportation industry struggled with tight capacity. The company was able to overcome truck capacity shortages using its large network of independently owned motor carriers while generating strong double-digit earnings and free cash-flow growth. Logistic dependence on C.H. Robinson Worldwide from its customers appears to be a long-term trend.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX SMALL-MID CAP FUND


- -----------------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                                PERIODS ENDING 12/31/05
- -----------------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)           2.95%     5.08%        9.93%      10/18/96

      Class A Shares at NAV(2)           2.72        --        10.21        8/30/02
      Class A Shares at POP(3)          (3.19)       --         8.27        8/30/02

      Class B Shares at NAV(2)           1.97        --         9.46        8/30/02
      Class B Shares with CDSC(4)       (2.03)       --         8.97        8/30/02

      Class C Shares at NAV(2)           1.92        --         9.49        8/30/02
      Class C Shares with CDSC(4)        1.92        --         9.49        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      Russell 2500(TM) Index             8.11      9.14       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 11.23% FOR CLASS X (SINCE 10/18/96) AND 19.80% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Phoenix
                      Small-Mid Cap
                           Fund            S&P 500(R)      Russell 2500(TM)
                         Class X             Index              Index
                      -------------        ----------      ----------------
10/18/96                 $10,000             $10,000           $10,000
12/31/96                  10,400              10,474            10,642
12/31/97                  12,424              13,970            13,234
12/31/98                  14,433              17,988            13,285
12/31/99                  14,958              21,789            16,493
12/29/00                  18,663              19,788            17,197
12/31/01                  19,857              17,438            17,407
12/31/02                  16,087              13,584            14,309
12/31/03                  20,384              17,484            20,821
12/31/04                  23,222              19,383            24,630
12/30/05                  23,907              20,338            26,627

For information regarding the indexes, see the glossary on page 3.

PHOENIX SMALL-MID CAP FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Small-Mid Cap Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
- ------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,077.40            $6.18
Hypothetical (5% return
  before expenses)            1,000.00           1,019.18             6.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.18%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.95%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,029.50.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class A            June 30, 2005    December 31, 2005       Period*
- ------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,076.30            $7.44
Hypothetical (5% return
  before expenses)            1,000.00           1,017.95             7.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.42%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.72%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,027.20.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class B            June 30, 2005    December 31, 2005       Period*
- ------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,073.20           $11.46
Hypothetical (5% return
  before expenses)            1,000.00           1,014.01            11.20

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.97%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.70.

PHOENIX SMALL-MID CAP FUND


                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class C            June 30, 2005    December 31, 2005       Period*
- ------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,072.60           $11.45
Hypothetical (5% return
  before expenses)            1,000.00           1,014.02            11.19

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.92%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.20.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX SMALL-MID CAP FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

       1. Eaton Vance Corp.                                4.6%
       2. Diagnostic Products Corp.                        4.5%
       3. Universal Compression Holdings, Inc.             4.5%
       4. Regis Corp.                                      4.2%
       5. Microchip Technology, Inc.                       4.0%
       6. Fair Isaac Corp.                                 3.8%
       7. Jack Henry & Associates, Inc.                    3.8%
       8. Reinsurance Group of America, Inc.               3.5%
       9. Bemis Co., Inc.                                  3.4%
      10. StanCorp Financial Group, Inc.                   3.3%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Information Technology        20%
                     Financials                    18
                     Industrials                   16
                     Consumer Discretionary        13
                     Health Care                    6
                     Energy                         5
                     Materials                      4
                     Other                         18

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--99.4%

ADVERTISING--2.8%
Catalina Marketing Corp.(e).....................       146,010   $  3,701,354

AEROSPACE & DEFENSE--1.1%
HEICO Corp. Class A(e)..........................        71,564      1,468,493

AIR FREIGHT & LOGISTICS--1.8%
Robinson (C.H.) Worldwide, Inc.(e)..............        66,600      2,466,198

APPLICATION SOFTWARE--10.3%
FactSet Research Systems, Inc.(e)...............        88,075      3,625,167
Fair Isaac Corp.(e).............................       116,585      5,149,560
Jack Henry & Associates, Inc.(e)................       265,815      5,071,750
                                                                 ------------
                                                                   13,846,477
                                                                 ------------

ASSET MANAGEMENT & CUSTODY BANKS--4.7%
Eaton Vance Corp.(e)............................       228,508      6,251,979

                                                     SHARES         VALUE
                                                   -----------   ------------
CONSUMER FINANCE--2.8%
World Acceptance Corp.(b)(e)....................       132,800   $  3,784,800


DATA PROCESSING & OUTSOURCED SERVICES--2.5%
Certegy, Inc.(e)................................        82,867      3,361,086


DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--6.6%
Cintas Corp.(e).................................        53,565      2,205,807
Copart, Inc.(b).................................       176,500      4,070,090
Equifax, Inc.(e)................................        67,885      2,580,987
                                                                 ------------
                                                                    8,856,884
                                                                 ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--3.1%
Mettler-Toledo International, Inc.(b)...........        75,000      4,140,000

ENVIRONMENTAL & FACILITIES SERVICES--3.5%
ABM Industries, Inc. ...........................       112,530      2,199,961
Stericycle, Inc.(b)(e)..........................        43,400      2,555,392
                                                                 ------------
                                                                    4,755,353
                                                                 ------------

                        See Notes to Financial Statements                     53

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
GENERAL MERCHANDISE STORES--2.0%
99 Cents Only Stores(b)(e) .....................       260,000   $  2,719,600

HEALTH CARE EQUIPMENT--4.5%
Diagnostic Products Corp.(e) ...................       125,700      6,102,735

HEALTH CARE SERVICES--1.0%
IMS Health, Inc. ...............................        55,000      1,370,600

HOME FURNISHING RETAIL--3.1%
Rent-A-Center, Inc.(b) .........................       221,250      4,172,775

INDUSTRIAL CONGLOMERATES--2.4%
Teleflex, Inc.(e) ..............................        50,610      3,288,638

INDUSTRIAL MACHINERY--4.3%
Donaldson Co., Inc.(e) .........................       110,200      3,504,360
Lincoln Electric Holdings, Inc.(e) .............        55,700      2,209,062
                                                                 ------------
                                                                    5,713,422
                                                                 ------------

INSURANCE BROKERS--2.2%
Brown & Brown, Inc.(e) .........................        95,600      2,919,624

LEISURE PRODUCTS--1.8%
Polaris Industries, Inc.(e) ....................        47,000      2,359,400

LIFE & HEALTH INSURANCE--3.3%
StanCorp Financial Group, Inc. .................        89,000      4,445,550

OFFICE ELECTRONICS--2.5%
Zebra Technologies Corp. Class A(b)(e) .........        79,300      3,398,005

OIL & GAS EQUIPMENT & SERVICES--4.5%
Universal Compression Holdings, Inc.(b)(e) .....       146,000      6,003,520

OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.1%
World Fuel Services Corp.(e) ...................        45,200      1,524,144

                                                     SHARES         VALUE
                                                   -----------   ------------
PACKAGED FOODS & MEATS--0.9%
Tootsie Roll Industries, Inc.(e) ...............        43,000   $  1,243,990

PAPER PACKAGING--3.4%
Bemis Co., Inc.(e) .............................       162,944      4,541,249

PHARMACEUTICALS--1.5%
Axcan Pharma, Inc.(b)(e) .......................       137,000      2,074,180

PROPERTY & CASUALTY INSURANCE--2.8%
Cincinnati Financial Corp.(e) ..................        85,674      3,827,914

REGIONAL BANKS--2.4%
UCBH Holdings, Inc.(e) .........................       180,000      3,218,400

REINSURANCE--3.5%
Reinsurance Group of America, Inc.(e) ..........        98,600      4,709,136

SEMICONDUCTOR EQUIPMENT--1.5%
Cabot Microelectronics Corp.(b)(e) .............        69,650      2,042,835

SEMICONDUCTORS--4.0%
Microchip Technology, Inc. .....................       168,000      5,401,200

SPECIALIZED CONSUMER SERVICES--4.2%
Regis Corp.(e) .................................       147,000      5,669,790

SPECIALTY CHEMICALS--2.0%
Valspar Corp. (The)(e) .........................       109,040      2,690,017

SPECIALTY STORES--1.3%
Tiffany & Co.(e) ...............................        43,900      1,680,931
- -----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $99,306,385)                                     133,750,279
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $99,306,385)                                     133,750,279
- -----------------------------------------------------------------------------


54                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--20.3%

MONEY MARKET MUTUAL FUNDS--19.6%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(d)...................    26,413,165   $ 26,413,165

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(f)--0.7%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $       890        889,797
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $27,302,962)                                      27,302,962
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--119.7%
(IDENTIFIED COST $126,609,347)                                    161,053,241(a)

Other assets and liabilities, net--(19.7)%                        (26,531,856)
                                                                 ------------
NET ASSETS--100.0%                                               $134,521,385
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $36,193,341 and gross depreciation of $1,749,447 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $126,609,347.

(b) Non-income producing.

(c) Table excludes short-term investments.

(d) Represents security purchased with cash collateral received for securities on loan.

(e) All or a portion of security is on loan.

(f) The rate shown is the discount rate.


                        See Notes to Financial Statements                     55

PHOENIX SMALL-MID CAP FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $25,825,161 of securities on loan
    (Identified cost $126,609,347)                            $ 161,053,241
Cash                                                                  3,681
Receivables
Fund shares sold                                                    146,154
Dividends                                                            74,656
Prepaid expenses                                                     30,149
                                                              -------------
       Total assets                                             161,307,881
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                         164,406
    Upon return of securities loaned                             26,413,165
    Investment advisory fee                                          98,717
    Transfer agent fee                                               32,277
    Distribution and service fees                                    24,013
    Professional fee                                                 22,420
    Financial agent fee                                               9,013
    Trustees' fee                                                     1,785
    Other accrued expenses                                           20,700
                                                              -------------
       Total liabilities                                         26,786,496
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  97,283,350
Accumulated net realized gain                                     2,794,141
Net unrealized appreciation                                      34,443,894
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $78,290,019)              3,673,899
Net asset value and offering price per share                  $       21.31

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $38,169,547)              1,805,074
Net asset value per share                                     $       21.15
Offering price per share $21.15/(1-5.75%)                     $       22.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $3,960,060)                 191,582
Net asset value and offering price per share                  $       20.67

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $14,101,759)                681,499
Net asset value and offering price per share                  $       20.69

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   1,550,581
Interest                                                             28,947
Security lending                                                      6,503
                                                              -------------
       Total investment income                                    1,586,031
                                                              -------------
EXPENSES
Investment advisory fee                                           1,374,646
Service fees, Class A                                               149,812
Distribution and service fees, Class B                               40,221
Distribution and service fees, Class C                              154,596
Financial agent fee                                                 122,897
Transfer agent                                                      179,726
Printing                                                             50,238
Registration                                                         45,842
Trustees                                                             41,145
Professional                                                         27,944
Custodian                                                            15,655
Miscellaneous                                                        36,997
                                                              -------------
       Total expenses                                             2,239,719
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                       (653,688)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
Net realized gain (loss) on investments                          18,147,704
Net change in unrealized appreciation (depreciation)
    on investments                                              (15,195,581)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                    2,952,123
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $   2,298,435
                                                              =============


56                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                          STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended           Year Ended
                                                                                December 31, 2005    December 31, 2004
                                                                                -----------------    -----------------
FROM OPERATIONS
    Net investment income (loss)                                                $        (653,688)   $        (847,956)
    Net realized gain (loss)                                                           18,147,704           (2,427,226)
    Net change in unrealized appreciation (depreciation)                              (15,195,581)          26,148,760
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         2,298,435           22,873,578
                                                                                -----------------    -----------------

FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (477,066 and 674,594 shares, respectively)            9,519,100           12,509,815
    Cost of shares repurchased (1,287,633 and 1,872,057 shares, respectively)         (25,745,311)         (34,757,079)
                                                                                -----------------    -----------------
Total                                                                                 (16,226,211)         (22,247,264)
                                                                                -----------------    -----------------

CLASS A
    Proceeds from sales of shares (847,062 and 1,898,490 shares, respectively)         16,653,578           34,894,504
    Cost of shares repurchased (2,626,953 and 502,551 shares, respectively)           (52,735,024)          (9,306,773)
                                                                                -----------------    -----------------
Total                                                                                 (36,081,446)          25,587,731
                                                                                -----------------    -----------------

CLASS B
    Proceeds from sales of shares (70,155 and 96,144 shares, respectively)              1,363,205            1,759,784
    Cost of shares repurchased (95,771 and 29,932 shares, respectively)                (1,863,646)            (536,789)
                                                                                -----------------    -----------------
Total                                                                                    (500,441)           1,222,995
                                                                                -----------------    -----------------

CLASS C
    Proceeds from sales of shares (128,207 and 382,735 shares, respectively)            2,482,794            6,972,739
    Cost of shares repurchased (325,669 and 203,578 shares, respectively)              (6,363,844)          (3,696,766)
                                                                                -----------------    -----------------
Total                                                                                  (3,881,050)           3,275,973
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (56,689,148)           7,839,435
                                                                                -----------------    -----------------
    NET INCREASE (DECREASE) IN NET ASSETS                                             (54,390,713)          30,713,013

NET ASSETS
    Beginning of period                                                               188,912,098          158,199,085
                                                                                -----------------    -----------------

    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $0, RESPECTIVELY)                                                           $     134,521,385    $     188,912,098
                                                                                =================    =================


                        See Notes to Financial Statements                     57

PHOENIX SMALL-MID CAP FUND


                                                   FINANCIAL HIGHLIGHTS
                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS X
                                                --------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                   2005            2004            2003            2002           2001
Net asset value, beginning of period            $     20.70     $     18.17     $     14.34     $     17.70    $     17.19
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.04)(4)       (0.06)(4)       (0.05)(4)       (0.06)         (0.01)
    Net realized and unrealized gain (loss)            0.65            2.59            3.88           (3.30)          1.15
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS                0.61            2.53            3.83           (3.36)          1.14
                                                -----------     -----------     -----------     -----------    -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                 --              --              --              --          (0.01)
    Distributions from net realized gain                 --              --              --              --          (0.62)
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                               --              --              --              --          (0.63)
                                                -----------     -----------     -----------     -----------    -----------
Change in net asset value                              0.61            2.53            3.83           (3.36)          0.51
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $     21.31     $     20.70     $     18.17     $     14.34    $     17.70
                                                ===========     ===========     ===========     ===========    ===========
Total return                                           2.95%          13.92%          26.71%         (18.98)%         6.40%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    78,290     $    92,838     $   103,269     $    98,112    $    95,138

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.17%           1.15%           1.26%           1.22%          1.17%
    Net investment income (loss)                      (0.18)%         (0.32)%         (0.35)%         (0.38)%        (0.14)%
Portfolio turnover                                       22%             16%             17%             16%            17%

                                                                             CLASS A
                                                ------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005                2004        2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.59     $     18.12     $     14.34         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.09)(4)       (0.10)(4)       (0.09)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.65            2.57            3.87            (0.93)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     21.15     $     20.59     $     18.12         $  14.34
                                                ===========     ===========     ===========         ========
Total return(1)                                        2.72%          13.63%          26.36%           (6.21)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    38,170     $    73,825     $    39,656         $  2,086

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.42%           1.41%           1.51%            1.47%(3)
    Net investment income (loss)                      (0.45)%         (0.55)%         (0.60)%           0.62%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


58                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                               FINANCIAL HIGHLIGHTS
                     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.27     $     17.94     $     14.30         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.63            2.57            3.84            (0.97)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.67     $     20.27     $     17.94         $  14.30
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.97%          12.99%          25.45%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $     3,960     $     4,404     $     2,709         $    626

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)

                                                                             CLASS C
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002

Net asset value, beginning of period            $     20.30     $     17.96     $     14.31         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.03)
    Net realized and unrealized gain (loss)            0.62            2.58            3.85            (0.95)
                                                -----------     -----------     -----------         --------
        TOTAL FROM INVESTMENT OPERATIONS               0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.69     $     20.30     $     17.96         $  14.31
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.92%          13.03%          25.59%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    14,102     $    17,845     $    12,565         $    572

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     59

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

      Phoenix-Kayne Funds (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently five Funds are offered for sale (each a "Fund"). The Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate Tax-Free Bond Fund") is a non-diversified fund and seeks current income exempt from Federal and California state personal income taxes. The Phoenix Intermediate Bond Fund ("Intermediate Bond Fund") is a diversified fund and seeks to maximize total return, mainly through current income, with capital appreciation as a secondary factor. The Phoenix Overseas Fund ("Overseas Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Rising Dividends Fund ("Rising Dividends Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Small-Mid Cap Fund ("Small-Mid Cap Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration.

      The funds offer the following classes of shares for sale:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------
CA Intermediate
   Tax-Free Bond Fund .........     X          --         --         --
Intermediate Bond Fund ........     X          --         --         --
Overseas Fund .................     X           X          X          X
Rising Dividends Fund .........     X           X          X          X
Small-Mid Cap Fund.............     X           X          X          X

      Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, effective January 11, 2006, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the CA Intermediate Tax-Free Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. SECURITIES LENDING:

      Certain Funds loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Funds receive collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The Adviser, Kayne Anderson Rudnick Investment Management, LLC provides each Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Kayne Anderson Rudnick Investment Management, LLC is wholly-owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

CA Intermediate Tax-Free Bond Fund ................  0.50%
Intermediate Bond Fund ............................  0.50%
Overseas Fund .....................................  0.95%
Rising Dividends Fund .............................  0.75%
Small-Mid Cap Fund ................................  0.85%

      The Adviser has voluntarily agreed to reimburse each Fund's total annual operating expenses (excluding interest, taxes, and extraordinary expenses) through April 30, 2006, to the extent that such expenses exceed the following percentages of average annual net assets:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------

CA Intermediate
   Tax-Free Bond Fund ..........  0.75%        --         --         --
Intermediate Bond Fund .........  0.95%        --         --         --
Overseas Fund ..................  1.40%       1.65%      2.40%      2.40%
Rising Dividends Fund ..........  1.20%       1.45%      2.20%      2.20%
Small-Mid Cap Fund .............  1.30%       1.55%      2.30%      2.30%

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

      For the fiscal year (the "period") ended December 31, 2005, the Adviser reimbursed fees and paid expenses of $105,772 and $88,689 for the CA Intermediate Tax-Free Bond Fund and Overseas Fund, respectively. The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

      At December 31, 2005, the amounts available for reimbursement recapture that has been paid and/or waived by the Adviser on behalf of each of the Funds listed below. The Adviser may recapture all or a portion of the amounts no later than the each of the dates shown:

                                  2006        2007       2008      Total
                                --------    --------   --------   --------

CA Intermediate
   Tax-Free Bond Fund .....     $100,802    $ 87,348   $105,772   $293,922
Overseas Fund .............      162,514     108,890     88,689    360,093

      For the period ended December 31, 2005, the adviser recouped $0 and $0 from CA Intermediate Tax-Free Bond Fund and Overseas Fund respectively. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the period ended December 31, 2005, as follows:

                                  Class A        Class B         Class C
                                Net Selling     Deferred        Deferred
                                Commisions    Sales Charges   Sales Charges
                                -----------   -------------   -------------
Overseas Fund ................   $     --       $    673        $     36
Rising Dividends Fund ........      2,615          5,369             757
Small-Mid Cap Fund ...........      4,603         51,643           2,494

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Trust incurred financial agent fees totaling $413,241.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2005, transfer agent fees were $386,229 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                           Transfer Agent
                                                            Fee Retained
                                                           --------------
Small-Mid Cap Fund ....................................        $23,987

      At December 31, 2005, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares which aggregated the following:

                                                                Aggregate
                                                                Net Asset
                                                 Shares           Value
                                              -------------   -------------
Overseas Fund
- --Class B .................................      10,585         $145,861
- --Class C .................................      10,585          145,861
Rising Dividends Fund
- --Class B .................................       7,435          114,202
- --Class C .................................       7,431          114,214
Small-Mid Cap Fund
- --Class B .................................       6,540          135,182

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government securities and agency securities and short-term securities) for the period ended December 31, 2005, were as follows:

                                                 Purchases       Sales
                                                -----------    -----------
CA Intermediate Tax-Free Bond Fund .......      $13,627,437    $14,741,575
Intermediate Bond Fund ...................       13,404,085      8,969,824
Overseas Fund ............................       15,940,444     23,385,783
Rising Dividends Fund ....................       43,771,269     90,860,318
Small-Mid Cap Fund .......................       36,194,293     92,650,433

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2005, were as follows:

                                               Purchases          Sales
                                              ------------     ------------
Intermediate Bond Fund ...................    $ 15,738,310     $  9,499,426

5. CREDIT RISK AND ASSET CONCENTRATION

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      The CA Intermediate Tax-Free Bond Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities, than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

      At December 31, 2005, the CA Intermediate Tax-Free Bond Fund was 98% invested in California municipal securities.

      At December 31, 2005, the Intermediate Bond Fund held $31,446,786 in investments issued by the U.S. Government, comprising 56% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      As of December 31, 2005, the Trust had single shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below:

                                                % Shares
                                               Outstanding
                                               -----------
CA Intermediate Tax-Free Bond Fund ........        50%
Intermediate Bond Fund ....................        36
Overseas Fund .............................        36
Rising Dividends Fund .....................        10

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the SEC Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                               Expiration Date
                       ---------------------------------------------------------------
                         2006        2010          2011         2013         Total
                       --------   -----------   -----------   ---------   ------------
Intermediate
   Bond Fund ......    $     --   $        --   $        --   $ 273,543   $    273,543
Overseas Fund .....          --    12,916,895     7,167,821          --     20,084,716
Rising Dividends
   Fund ...........          --     6,937,638     4,873,757          --     11,811,395
Small-Mid Cap
   Fund ...........     838,736            --            --          --        838,736

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      For the period ended December 31, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Overseas Fund ...................  $ 3,501,958
Rising Dividends Fund ...........    6,133,990
Small-Mid Cap Fund ..............   13,413,785

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005 the Funds deferred and recognized post-October losses as follows:

                                  Capital       Capital     Currency
                                 Deferred     Recognized    Deferred
                                -----------   -----------   ---------
Intermediate Bond Fund ....     $ 123,564     $    34,804   $      --
Overseas Fund .............            --              --       6,050
Rising Dividends Fund .....        95,229              --          --
Small-Mid Cap Fund ........            --       1,101,042          --

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                             Undistributed   Undistributed   Undistributed
                               Ordinary        Long-Term      Tax-Exempt
                                Income       Capital Gains      Income
                             -------------   -------------   -------------
CA Intermediate
   Tax-Free Bond Fund .....    $      --       $   25,223      $   6,221
Intermediate Bond Fund ....       22,654               --             --
Overseas Fund .............        7,921               --             --
Rising Dividends Fund .....       78,481               --             --
Small-Mid Cap Fund ........           --        3,632,877             --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended December 31, 2005, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                             Capital Paid
                                 in on
                               Shares of      Accumulated    Undistributed
                              Beneficial     Net Realized    Net Investment
                               Interest       Gain (Loss)    Income (Loss)
                             -------------   -------------   --------------
Overseas Fund ..........     $          --    $   94,459       $   (94,459)
Small-Mid Cap Fund .....          (653,688)           --           653,688

--------------------------------------------------------------------------------

                             TAX NOTICE (UNAUDITED)

      For federal income tax purposes, 99.8% of the income dividends paid by the CA Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends.

      For the fiscal year ended December 31, 2005, for federal income tax purposes, 100% of the ordinary income dividends earned by the Rising Dividends Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended December 31, 2005, the Rising Dividends Fund and Overseas Fund hereby designate 100%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the year ended December 31, 2005, the following funds designated long-term capital gains dividends:

        CA Intermediate Tax-Free Bond Fund ..........   $    69,677
        Small-Mid Cap Fund ..........................     3,632,877

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Trustees of
Phoenix-Kayne Funds and Shareholders of
Phoenix CA Intermediate Tax-Free Bond Fund
Phoenix Intermediate Bond Fund
Phoenix Overseas Fund
Phoenix Rising Dividends Fund
Phoenix Small-Mid Cap Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix CA Intermediate Tax-Free Bond Fund (formerly Phoenix-Kayne California Intermediate Tax-Free Bond Fund), Phoenix Intermediate Bond Fund (formerly Phoenix-Kayne Intermediate Total Return Bond Fund), Phoenix Overseas Fund (formerly Phoenix-Kayne International Fund), Phoenix Rising Dividends Fund (formerly Phoenix-Kayne Rising Dividends Fund) and Phoenix Small-Mid Cap Fund (formerly Phoenix-Kayne Small-Mid Cap Fund) (constituting Phoenix-Kayne Funds hereafter referred to as the "Trust") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ Pricewaterhousecoopers LLP


Boston, Massachusetts
February 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1 and 3 year and year-to-date periods but had outperformed the benchmark for the 5 year period. The Board noted Management's conclusion that the Fund had underperformed due to the Fund's emphasis on holding investment grade debt securities in an economy where low grade debt securities are outperforming. The Board concluded that it was satisfied with the performance of the Fund given management's comment regarding the Fund's investment philosophy.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary waiver provided to the Fund. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was slightly lower than the median for the peer group. Management noted that because of the Trust's small size this Fund and the other Funds in the Trust, had to bear a disproportionate amount of fixed costs. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable, particularly given the plan to possibly merge the Fund with another similar fund.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX INTERMEDIATE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was in line with the median for the peer group. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX OVERSEAS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year periods and slightly underperformed its benchmark for the year-to-date period. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was also slightly higher than the average for the peer group. Management noted that the Fund's total expenses and contractual management fee were within 10 and 1 basis points, respectively, of the peer group average. The Board was satisfied with the management fee and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX RISING DIVIDENDS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and year-to-date periods and slightly underperformed the benchmark for the 5 and 10 year periods. Management noted that the Fund had adhered to its investment style in managing the Fund. The Board noted that Management had previously informed the Board that Kayne was making adjustments to the Fund's investment strategy in an attempt to improve the Fund's performance relative to its peer group. The Board concluded that it was satisfied with the performance of the Fund given Management's earlier comment and the Fund's investment style.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was lower than the median for the peer group. Management noted that the Fund's assets were declining which causes an increase in expenses. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX SMALL-MID CAP FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had lagged its benchmark for the 1, 3, 5 and year-to-date periods. Management noted that the Fund had adhered to its focus on high quality securities in managing the Fund and was in the top 3% of the Lipper universe for the month of October 2005. The Board concluded that it was satisfied with the performance of the Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. Management noted that once the Fund achieved economies of scale, its total expense ratio would decrease. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                         RESULTS OF SHAREHOLDER MEETING
                                FEBRUARY 15, 2005
                                   (UNAUDITED)

A Special Meeting of Shareholders of The Phoenix-Kayne Funds was held on February 15, 2005, to approve the following matters:

      1. Reconstitute the Board of Trustees and to elect fourteen Trustees to such Board.

      2. Ratify selection of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, as auditors for the fiscal year ending December 31, 2005.

NUMBER OF ELIGIBLE UNITS VOTED:

      1. Election of Trustees

                                                  For           Withheld
                                              -----------      ----------
E. Virgil Conway                              385,430,412      52,921,000
Harry Dalzell-Payne                           385,430,412      52,921,000
S. Leland Dill                                385,430,412      52,921,000
Francis E. Jeffries                           385,456,548      52,894,865
Leroy Keith, Jr.                              385,430,412      52,921,000
Marilyn E. LaMarche                           385,456,548      52,894,865
Philip R. McLoughlin                          385,430,412      52,921,000
Geraldine M. McNamara                         385,469,906      52,881,506
Everett L. Morris                             385,469,906      52,881,506
James M. Oates                                385,430,412      52,921,000
Donald B. Romans                              385,456,548      52,894,865
Richard E. Segerson                           385,456,548      52,894,865
Ferdinand L. J. Verdonck                      385,430,412      52,921,000
Lowell P. Weicker, Jr                         384,840,119      53,511,294

      2. PricewaterhouseCoopers LLP

                                  For           Against         Abstain
                              -----------     ----------       ----------
                              385,404,031     10,352,298       42,595,083

FUND MANAGEMENT TABLES (UNAUDITED)


Information pertaining to the Trustees and officers of the Trust as of December 31, 2005 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust except for Messrs Dill and Romans who are serving a two year term expiring April 29, 2006.

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                Served since         53          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC       November                         (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                 2002.                            (1983-present). Trustee/Director, Realty Foundation of New York
New York, NY 10178                                               (1972-present), Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                      (2004-present), Pace University (Director/Trustee Emeritus)
                                                                 (2003-present), Greater New York Councils, Boy Scouts of America
                                                                 (1985-present), The Academy of Political Science (Vice Chairman)
                                                                 (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                                 Colgate University (Trustee Emeritus) (2004-present).
                                                                 Director/Trustee, The Harlem Youth Development Foundation,
                                                                 (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                 (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                 Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                 Insurance Company (1974-2002), Centennial Insurance Company
                                                                 (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                 Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                 Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                 Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                 Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne             Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court          November
Elmore, GL05, GL2 3NT           2002.
U.K.
DOB: 9/8/29
----------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                  Served since         51          Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way             2005                             Scudder Investments (55 portfolios) (1986-present). Director,
West Palm Beach, FL 33412                                        Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
DOB: 3/28/30                                                     Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries             Served since         53          Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902        2005                             Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
-----------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                Served since         51          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.       2005                             (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                     portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                            Director, Diversapak (2002-present). Obaji Medical Products
DOB: 2/14/39                                                     Company (2002-present). Director, Lincoln Educational Services
                                                                 (2002-2004). Chairman, Carson Products Company (cosmetics) (1998 to 2000).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara           Served since         53          Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of           November                         (1982-present). Trustee/Director, Phoenix Funds Complex
New York                        2002.                            (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
-----------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(1)            Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road                  1995.                            Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                             President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                     (1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
James M. Oates(2)               Served since         51          Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners          2005                             Markets, Inc.) (financial services) (1997-present). Trustee/
150 Federal Street,                                              Director Phoenix Funds Family (1987-present). Managing Director,
Suite 1000                                                       Wydown Group (consulting firm) (1994-present). Director,
Boston, MA 02110                                                 Investors Financial Service Corporation (1995-present), Investors
DOB: 5/31/46                                                     Bank & Trust Corporation (1995-present), Stifel Financial
                                                                 (1996-present), Connecticut River Bancorp (1998-present),
                                                                 Connecticut River Bank (1999-present), Trust Company of New
                                                                 Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                                 Inc. (2000-present). Independent Chairman, John Hancock Trust
                                                                 (since 2005), Trustee, John Hancock Funds II and John Hancock
                                                                 Funds III (since 2005). Trustee, John Hancock Trust (2004-2005).
                                                                 Director/Trustee, AIB Govett Funds (six portfolios) (1991-2000), and Command Systems, Inc. (1998-2000), Phoenix Investment
                                                                 Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com),
                                                                 (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                 Treasurer, Endowment for Health, Inc. (2000-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans                Served since         51          Retired. President, Romans & Company (private investors and
39 S. Sheridan Road             2005                             financial consultants) (1987-2003). Trustee/Director, Phoenix
Lake Forest, IL 60045                                            Funds Family (1985-present). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                     portfolios) (1967-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson             Served since         51          Managing Director, Northway Management Company (1998-present).
Northway Management             2005                             Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
-----------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck        Served since         51          Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
Nederpolder, 7                  2005                             Funds Family (2002-present). Director EASDAQ (Chairman)
B-9000 Gent, Belgium                                             (2001-present), The JP Morgan Fleming Continental European
DOB: 7/30/42                                                     Investment Trust (1998-present), Groupe SNEF (1998-present),
                                                                 Degussa Antwerpen N.V.(1998-present), Santens N.V. (1999-present).
                                                                 Managing Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                 Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                 (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                 Luxembourgeoise (1992-2003), Investco N.V. (1992-2003), Gevaert
                                                                 N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003),
                                                                 Centea N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                 Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                 (1995-2001).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.(1)       Served since         51          Director, Medallion Financial New York (2003-present), Compuware
7 Little Point Street           1995.                            (1996-present), WWE, Inc. (2000-present). President, The Trust
Essex, CT 06426                                                  for America's Health (non-profit) (2001-present).
DOB: 5/16/31                                                     Trustee/Director, Phoenix Funds Family (1995-present). Director,
                                                                 UST, Inc. (1995-2004), HPSC Inc. (1995-2004).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the Board of Trustees effective January 1, 2006.Pursuant to the Trust's retirement policy Mr. Morris will retire from the Board immediately following its May 2006 meeting.

(2) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci(3)             Director             51          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                    since 2005                       Inc. (since 2003). President and Chief Executive Officer, Phoenix
                                and                              Investment Partners, Ltd. (since 2003). President, certain funds
                                President                        within the Phoenix Fund Complex (2004-present). President and
                                since 2004.                      Chief Executive Officer of North American investment operations,
                                                                 Pioneer Investment Management USA, Inc. (2001-2003). President of
                                                                 Private Wealth Management Group (2000-2001), and Executive Vice
                                                                 President of Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.
-----------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(4)          Served since         51          Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC         2002.                            Trustee/Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                            The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                       Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
-----------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(5)         Served since         75          Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bridge Street               1989.                            Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                                (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46                   Chairman                         (1997-2002), Chief Executive Officer (1995-2002), Director
                                                                 (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                                 Executive Vice President, The Phoenix Companies, Inc. (2000-
                                                                 2002). Director (1994-2002) and Executive Vice President,
                                                                 Investments (1987-2002), Phoenix Life Insurance Company. Director
                                                                 (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel,
                                                                 Inc. Director (1982-2002), Chairman (2000-2002) and President
                                                                 (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                 President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                 (2001-2002) and President (April 2002-September 2002), Phoenix
                                                                 Investment Management Company. Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                 (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                                 Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                                 Director, Phoenix National Trust Holding Company (2001-2002).
                                                                 Director (1985-2002) and Vice President (1986-2002) and Executive
                                                                 Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                                 Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                 Griffith Securities, Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

(4) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(5) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                TIME SERVED                                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
George R. Aylward               Executive Vice President         Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64                    since 2004.                      Management, The Phoenix Companies, Inc. (2004-present). Executive
                                                                 Vice President and Chief Operating Officer, Phoenix Investment
                                                                 Partners, Ltd. (2004-present). Vice President, Phoenix Life
                                                                 Insurance Company (2002-2004). Vice President, The Phoenix
                                                                 Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                                 Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                                 Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                                 President, certain funds within the Phoenix Funds Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman              Senior Vice President            Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62                    since 2004.                      Investment Partners, Ltd. (2005-present), Senior Vice President and Chief Administrative Officer, Phoenix Investment Partners,
                                                                 Ltd., (2003-2004). Senior Vice President and Chief Administrative
                                                                 Officer, Phoenix Equity Planning Corporation (1999-2003), Senior
                                                                 Vice President, certain funds within the Phoenix Fund Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                    Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue                Chief Compliance Officer         (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022              since 2004.                      certain Funds within the Phoenix Fund Complex (2004-present); Vice
DOB: 9/23/45                                                     President, The Zweig Total Return Fund, Inc. (2004-present); Vice
                                                                 President, The Zweig Fund, Inc. (2004-present); President and
                                                                 Director of Watermark Securities, Inc. (1991-present); Assistant
                                                                 Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                                 Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market
                                                                 Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley              Chief Financial Officer and      Second Vice President, Fund Control and Tax, Phoenix Equity
DOB: 3/2/72                     Treasurer since 2005.            Planning Corporation (2004-present). Chief Financial Officer and
                                                                 Treasurer (2005-present) or Assistant Treasurer (2004-present) of certain funds within the Phoenix Fund Family. Senior Manager
                                                                 (2002-2004), Manager (2000-2002), Audit, Deloitte & Touche, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                   Vice President, Counsel,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                Secretary and                    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102              Chief Legal Officer              Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/3/54                     since 2005.                      2005-present). Compliance Officer of Investments and Counsel,
                                                                 Travelers Life & Annuity Company (January 2005-May 2005).
                                                                 Assistant General Counsel, The Hartford Financial Services Group
                                                                 (1999-2005).
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX-KAYNE FUNDS                                       INVESTMENT ADVISER

1800 Avenue of the Stars, 2nd Floor                       Kayne Anderson Rudnick Investment
Los Angeles, CA 90067                                     Management, LLC
                                                          1800 Avenue of the Stars, 2nd Floor
                                                          Los Angeles, CA 90067
TRUSTEES
                                                          PRINCIPAL UNDERWRITER
E. Virgil Conway
Harry Dalzell-Payne                                       Phoenix Equity Planning Corporation
S. Leland Dill                                            One American Row
Daniel T. Geraci                                          Hartford, CT 06102
Francis E. Jeffries
Leroy Keith, Jr.                                          TRANSFER AGENT
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman                            Phoenix Equity Planning Corporation
Geraldine M. McNamara                                     One American Row
Everett L. Morris                                         Hartford, CT 06102
James M. Oates
Donald B. Romans                                          CUSTODIAN
Richard E. Segerson
Ferdinand L. J. Verdonck                                  State Street Bank and Trust Company
Lowell P. Weicker, Jr.                                    P.O. Box 5501
                                                          Boston, MA 02206-5501

OFFICERS                                                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Daniel T. Geraci, President                               PricewaterhouseCoopers LLP
George R. Aylward, Executive Vice President               125 High Street
Francis G. Waltman, Senior Vice President                 Boston, MA 02110
Marc Baltuch, Vice President and Chief
 Compliance Officer                                       HOW TO CONTACT US
W. Patrick Bradley, Chief Financial Officer
 and Treasurer                                            Mutual Fund Services       1-800-243-1574
Kevin J. Carr, Vice President, Counsel, Secretary and     Advisor Consulting Group   1-800-243-4361
 Chief Legal Officer                                      Telephone Orders           1-800-367-5877
                                                          Text Telephone             1-800-243-1926
                                                          Web site                   PHOENIXFUNDS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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

                                                            ---------------
                                                               PRESORTED
                                                               STANDARD
                                                             U.S. POSTAGE
                                                                 PAID
                                                            Louisville, KY
[LOGO] PHOENIXFUNDS(SM)                                     Permit No. 1051
                                                            ---------------
PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP1813                                                                     2-06
BPD19589

                                                               FEBRUARY 28, 2006


ANNUAL REPORT


Phoenix Focused Value Fund
Formerly Janus Adviser: Focused Value Fund

Phoenix Foreign Opportunities Fund
Formerly Janus Adviser: International Equity Fund



                                                               [GRAPHIC OMITTED]

                                                              Get Fund documents
                                                              by e-mail instead.

                                                           Eligible shareholders
                                                      may sign up for e-delivery
                                                             at PhoenixFunds.com







TRUST NAME: PHOENIX ADVISER TRUST

[LOGO OMITTED]
PHOENIXFUNDS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------






This report is not authorized for distribution to prospective investors in the Phoenix Adviser Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

A MESSAGE FROM THE PRESIDENT


DEAR PHOENIXFUNDS SHAREHOLDER:

[PHOTO OMITTED]
      The enclosed annual report addresses the performance of your Phoenix mutual fund for the fiscal year ended February 28, 2006. The report also provides a commentary from your fund's management team on how the fund performed, the investment strategies used, and how the fund's results compared to the broader market.
      At Phoenix, our focus is on investment performance and serving the best interests of our shareholders. We believe that mutual funds are among the most effective vehicles for individual investors to gain access to a variety of financial markets and for building diversified portfolios.
      I am especially proud of how we have expanded our fund family over the last year to offer access to even more money managers. Today, the PhoenixFunds draw from the vast expertise of 16 different management teams--seven Phoenix affiliates and nine outside subadvisers chosen for their complementary investment capabilities.
      These fund teams operate independently, conducting their research, identifying opportunities in the markets they know best, and applying their disciplined strategies to the portfolios they manage. We are confident in their ability to navigate their funds through whatever market and economic changes lie ahead.
      When it comes to financial decisions, we recommend working with an experienced financial advisor. If you haven't reviewed or rebalanced your portfolio lately, this may be a good time to meet with your advisor and make sure that your investments are still aligned with your financial goals.
      Thank you for choosing PhoenixFunds to be part of your financial plan.

Sincerely yours,
/s/Daniel T. Geraci

Daniel T. Geraci
President, PhoenixFunds

MARCH 2006

TABLE OF CONTENTS

Glossary...................................................................   3
Phoenix Focused Value Fund.................................................   4
Phoenix Foreign Opportunities Fund.........................................  13
Notes to Financial Statements..............................................  23
Report of Independent Registered Public Accounting Firm....................  29
Board of Trustees' Consideration of Investment Advisory and
   Subadvisory Agreements.................................................   30
Results of Shareholder Meeting.............................................  33
Fund Management Tables.....................................................  34




--------------------------------------------------------------------------------
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.






INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX FOCUSED VALUE FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, ED WALCZAK

Q: HOW DID THE PHOENIX FOCUSED VALUE FUND PERFORM FOR ITS FISCAL YEAR ENDED FEBRUARY 28, 2006?

A: For the fiscal year ended February 28, 2006, the Fund's Class A shares returned 1.65% and Class C shares returned 0.86%. For the same period, the S&P 500(R) Index, which is a broad based equity index, returned 8.40%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Deep value investing, which is not our style of investing, did well over the year precisely because this style can buy oil, commodities and cyclical stocks. Generally speaking, the earnings of value priced stocks (as conventionally defined) are closely tied to the economic cycle. Some macro economic observers have argued that all higher risk assets around the world, from emerging market debt to U.S. oil refiners, have benefited from the ample supply of liquidity freed up by former Federal Reserve Chairman Alan Greenspan since the tech bubble burst in 2000. This auspicious environment for higher risk assets has been detrimental to our more conservative investment style, which emphasizes high quality, high return on equity businesses. However, if this trend of more cyclical, lower quality businesses doing well is nearing its end because these groups may be enjoying peak or even inflated earnings, it could be beneficial for our future relative performance.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Stock valuations remained compressed within the U.S. market for the last 18 to 24 months, and we were unable to find many obvious mispriced stocks for the portfolio. Our strict adherence to our investment process prevents us from owning energy, technology and other cyclical businesses. The portfolio continues to hold a significant cash position because it is difficult for us to be fully invested at this time. This has caused us to lag the market.

      A good deal of the Fund's underperformance was attributable to the strong performance of energy and commodity companies. Our investment approach typically prevents us from owning these companies due to their mediocre returns on capital and the potential unsustainability of higher levels of profitability.

      Our stock picking also contributed to underperformance. Fannie Mae was our worst performer, as the pending restatement of its historical results and potential legislative factors displaced any confidence in the underlying economics of its business. Our radio stocks, Entercom and Saga, also hurt the portfolio, as advertising growth proved less robust than expected. Fifth Third Bankcorp, a financial stock, was negatively impacted by the flattening yield curve, largely because of its poor management of its balance sheet. In the consumer group, Liz Claiborne, Harley-Davidson and Signet all suffered declines because of fears of the impact of rising oil prices on discretionary consumer spending. Our single largest position in Berkshire Hathaway did not help either. Not all of our stock picking was disappointing, however, as Chubb, HCA, Tiffany, Nestle and State Street Bank all enjoyed excellent returns.

                                                                      MARCH 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Focused Value Fund

TOTAL RETURNS(1)                                          PERIODS ENDING 2/28/06

                                                              INCEPTION   INCEPTION
                                 1 YEAR   5 YEARS  10 YEARS   TO 2/28/06     DATE
                                 ------   -------  --------   ----------  ---------
   Class A Shares at NAV(2)       1.65%    7.16%    10.93%        --          --
   Class A Shares at POP(3)      (4.20)    5.90     10.27         --          --

   Class C Shares at NAV(2)       0.86      --       --         10.32%     10/9/02
   Class C Shares with CDSC(4)    0.86      --       --         10.32      10/9/02

   S&P 500(R) Index               8.40     2.36      8.96      Note 5       Note 5


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 17.99% FOR CLASS C (SINCE 10/9/02).

GROWTH OF $10,000                                            PERIODS ENDING 2/28
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 2/28/96 in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of the other share class will be greater or less than that shown based on difference in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.


[CHART OMITTED-EDGAR REPRESENTATION OF DATA FOLLOWS]

            Phoenix Focused Value Fund Class A   S&P 500 Index
02/29/1996              $ 9,425                      $10,000
02/28/1997               11,418                       12,638
02/27/1998               15,378                       17,065
02/26/1999               15,496                       20,456
02/29/2000               12,083                       22,883
02/28/2001               18,814                       20,989
02/28/2002               20,979                       18,989
02/28/2003               18,476                       14,682
02/27/2004               25,531                       20,342
02/28/2005               26,155                       21,757
02/28/2006               26,586                       23,586

For information regarding the index, see the glossary on page 3.

Phoenix Focused Value Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Focused Value Fund, you incur two types of costs: (1) transaction costs, including sales charges and contingent deferred sales charges, if applicable; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
                              Beginning            Ending          Expenses Paid
Focused Value Fund          Account Value       Account Value          During
    Class A                August 31, 2005    February 28, 2006       Period*
------------------         ---------------    -----------------    -------------
Actual                        $1,000.00           $1,035.70            $5.80
Hypothetical (5% return
  before expenses)             1,000.00            1,019.02             5.77

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED FEBRUARY 28, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.65%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT FEBRUARY 28, 2006 OF $1,016.50.

                              Beginning            Ending          Expenses Paid
Focused Value Fund          Account Value       Account Value          During
    Class C                August 31, 2005    February 28, 2006       Period*
------------------         ---------------    -----------------    -------------
Actual                        $1,000.00           $1,032.30            $9.57
Hypothetical (5% return
  before expenses)             1,000.00            1,015.26             9.54

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.90%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED FEBRUARY 28, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 0.86%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT FEBRUARY 28, 2006 OF $1,008.60.

YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL
 STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.
                                                                               7

Phoenix Focused Value Fund


Ten Largest Holdings at February 28, 2006 (as a percentage of net assets)(e)

          1. Berkshire Hathaway, Inc. Class A    14.9%
          2. Freddie Mac                          8.1%
          3. American International Group, Inc.   4.2%
          4. Wells Fargo & Co.                    3.9%
          5. Fannie Mae                           3.8%
          6. Nestle S.A. Sponsored ADR            3.5%
          7. Diageo plc Sponsored ADR             3.1%
          8. Fifth Third Bancorp                  3.0%
          9. Johnson & Johnson                    2.8%
         10. Wal-Mart Stores, Inc.                2.7%


SECTOR WEIGHTINGS                                                        2/28/06

As a percentage of total investments

[CHART OMITTED-EDGAR REPRESENTATION OF DATA FOLLOWS]

         Financials                44%
         Consumer Staples          16
         Consumer Discretionary    13
         Health Care                6
         Other                     21


                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 2006


                                                   SHARES          VALUE
                                                 ----------     -----------
DOMESTIC COMMON STOCKS--68.1%

APPAREL RETAIL--2.0%
TJX Cos., Inc. (The) ............................  48,100        $1,177,969

APPAREL, ACCESSORIES & LUXURY GOODS--2.2%
Liz Claiborne, Inc. .............................  36,700         1,322,301

BROADCASTING & CABLE TV--3.0%
Entercom Communications Corp.(b) ................  35,100           988,767
Saga Communications, Inc. Class A(b) ............  84,075           796,190
                                                                 ----------
                                                                  1,784,957
                                                                 ----------
CASINOS & GAMING--0.5%
International Game Technology ...................   8,900           318,353

CONSUMER FINANCE--1.0%
American Express Co. ............................  11,700           630,396

DIVERSIFIED BANKS--4.9%
Bank of America Corp. ...........................  13,900           637,315
Wells Fargo & Co. ...............................  36,300         2,330,460
                                                                 ----------
                                                                  2,967,775
                                                                 ----------

                                                   SHARES          VALUE
                                                 ----------     -----------
HEALTH CARE FACILITIES--2.4%
HCA, Inc.. ......................................  12,600        $  603,540
Health Management Associates, Inc.
  Class A .......................................  40,700           866,503
                                                                 ----------
                                                                  1,470,043
                                                                 ----------
HOMEFURNISHING RETAIL--2.2%
Mohawk Industries, Inc.(b) ......................  15,130         1,308,896

HYPERMARKETS & SUPER CENTERS--2.7%
Wal-Mart Stores, Inc. ...........................  36,100         1,637,496

MULTI-LINE INSURANCE--4.2%
American International Group, Inc. ..............  37,800         2,508,408

PACKAGED FOODS & MEATS--1.7%
General Mills, Inc. ............................   20,700         1,019,475

PHARMACEUTICALS--3.4%
Johnson & Johnson ...............................  29,100         1,677,615
Pfizer, Inc. ....................................  13,000           340,470
                                                                 ----------
                                                                  2,018,085
                                                                 ----------

8                See Notes to Financial Statements

Phoenix Focused Value Fund

                                                   SHARES          VALUE
                                                 ----------     -----------
PROPERTY & CASUALTY INSURANCE--16.6%
Berkshire Hathaway, Inc. Class A(b) .............     103       $ 8,940,400
Cincinnati Financial Corp. ......................  17,092           758,201
Markel Corp.(b) .................................     570           187,274
Old Republic International Corp. ................   3,296            70,172
                                                                -----------
                                                                  9,956,047
                                                                -----------
PUBLISHING & PRINTING--1.3%
Gannett Co., Inc. ...............................  12,500           777,000

REGIONAL BANKS--3.0%
Fifth Third Bancorp .............................  46,300         1,789,495

SOFT DRINKS--1.1%
Coca-Cola Co. (The) .............................  15,700           658,929

THRIFTS & MORTGAGE FINANCE--14.6%
Fannie Mae ......................................  42,174         2,306,075
Freddie Mac .....................................  72,300         4,872,297
Golden West Financial Corp. .....................  22,600         1,605,278
                                                                -----------
                                                                  8,783,650
                                                                -----------
TOBACCO--1.3%
Altria Group, Inc. ..............................  10,600           762,140
- ---------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $36,935,023)                                    40,891,415
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--11.3%

DISTILLERS & VINTNERS--3.1%
Diageo plc Sponsored ADR (United Kingdom) .......  29,700         1,832,490

PACKAGED FOODS & MEATS--6.1%
Cadbury Schweppes plc Sponsored ADR
(United Kingdom) ................................  39,400         1,612,248

Nestle S.A. Sponsored ADR (Switzerland) .........  28,200         2,073,371
                                                                -----------
                                                                  3,685,619
                                                                -----------

                                                   SHARES          VALUE
                                                 ----------     -----------
SPECIALTY STORES--2.1%
Signet Group plc Sponsored ADR
(United Kingdom) ................................  69,700        $1,264,358
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST ($6,343,185)                                     6,782,467
- ---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--79.4%
(IDENTIFIED COST $43,278,208)                                    47,673,882
- ---------------------------------------------------------------------------

                                                 PAR VALUE
                                                   (000)
                                                 ---------
SHORT-TERM INVESTMENTS(d)--21.0%

U.S. TREASURY BILLS--5.0%
U.S. Treasury Bill 4.502%, 8/17/06 ..............  $3,033         2,969,286

COMMERCIAL PAPER--16.0%
Cargill, Inc. 4.50%, 3/1/06 .....................   1,270         1,270,000
Atlantic Industries, Inc. 4.46%, 3/2/06 .........   1,940         1,939,760
CAFCO LLC 4.50%, 3/7/06 .........................     475           474,644
Sysco Corp. 4.48%, 3/7/06 .......................     810           809,395
Danske Corp. 4.50%, 3/8/06 ......................   1,275         1,273,884
BellSouth Corp. 4.48%, 3/10/06 ..................   1,955         1,952,810
Clipper Receivables Co. LLC 4.51%, 3/23/06 ......   1,895         1,889,777
                                                                -----------
                                                                  9,610,270
                                                                -----------
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $12,579,532)                                    12,579,556
- ---------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $55,857,740)                                    60,253,438(a)
Other assets and liabilities, net--(0.4)%                          (264,329)
                                                                -----------
NET ASSETS--100.0%                                              $59,989,109
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,778,649 and gross depreciation of $1,485,321 for federal income tax purposes. At February 28, 2006, the aggregate cost of securities for federal income tax purposes was $55,960,110.
(b)  Non-income producing.
(c) Common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d)  The rate shown is the discount rate.
(e)  Table excludes short-term investments.

                       See Notes to Financial Statements                      9

Phoenix Focused Value Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 2006


ASSETS
Investment securities at value
   (Identified cost $55,857,740)                        $60,253,438
Cash                                                          2,971
Receivables
   Dividends                                                 42,614
   Fund shares sold                                          22,193
Prepaid expenses                                             16,285
                                                        -----------
   Total assets                                         $60,337,501
                                                        -----------
LIABILITIES
Payables
   Investment securities purchased                          169,420
   Fund shares repurchased                                   84,206
   Investment advisory fee                                   25,539
   Professional fee                                          22,832
   Transfer agent fee                                        17,238
   Distribution and service fees                             13,725
   Financial agent fee                                        6,304
   Trustees' fee                                                 84
   Other accrued expenses                                     9,044
                                                        -----------
   Total liabilities                                        348,392
                                                        -----------
NET ASSETS                                              $59,989,109
                                                        ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest        $54,774,209
Accumulated net realized gain                               819,202
Net unrealized appreciation                               4,395,698
                                                        -----------
NET ASSETS                                              $59,989,109
                                                        ===========
CLASS A
Shares of beneficial interest outstanding,
   $0.001 par value, unlimited authorization
   (Net Assets $56,306,782)                               2,967,788
Net asset value per share                                    $18.97
Offering price per share $18.97/(1-5.75%)                    $20.13

CLASS C
Shares of beneficial interest outstanding,
   $0.001 par value, unlimited authorization
   (Net Assets $3,682,327)                                  199,811
Net asset value and offering price per share                 $18.43



                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 2006

INVESTMENT INCOME
Dividends                                            $  883,682
Interest                                                371,504
Foreign taxes withheld                                   (9,587)
                                                     ----------
     Total investment income                          1,245,599
                                                     ----------
EXPENSES
Investment advisory fee                                 561,573
Service fees, Class A                                   109,081
Distribution and service fees, Class C                   36,658
Distribution and service fees, Investor Class            49,613
Distribution and service fees, Class I                    2,852
Financial agent fee                                      47,329
Administration fee                                       29,992
Transfer agent                                           97,144
Trustees                                                 54,175
Printing                                                 50,830
Professional                                             40,803
Custodian                                                23,472
Registration                                             18,886
Miscellaneous                                            10,843
                                                     ----------
     Total expenses                                   1,133,251
Less expenses reimbursed by investment adviser         (297,098)
Custodian fees paid indirectly                             (722)
                                                     ----------
     Net expenses                                       835,431
                                                     ----------
NET INVESTMENT INCOME (LOSS)                            410,168
                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments               3,642,690
Net change in unrealized appreciation
   (depreciation) on investments                     (3,474,699)
                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                          167,991
                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $  578,159
                                                     ==========

10                       See Notes to Financial Statements

Phoenix Focused Value Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED        YEAR ENDED
                                                                          FEBRUARY 28, 2006  FEBRUARY 28, 2005
                                                                          -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                                                $    410,168     $     61,654
   Net realized gain (loss)                                                       3,642,690        6,273,086
   Net change in unrealized appreciation (depreciation)                          (3,474,699)      (4,344,567)
   Payment by affiliate (See Note 3)                                                     --              585
                                                                               ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      578,159        1,990,758
                                                                               ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                  (344,668)              --
   Net investment income, Class C                                                    (3,861)              --
   Net investment income, Investor Class                                           (117,053)              --
   Net investment income, Class I                                                    (6,240)              --
   Net realized short-term gains, Class A                                          (299,802)              --
   Net realized short-term gains, Class C                                           (20,711)              --
   Net realized long-term gains, Class A                                         (2,611,498)        (544,740)
   Net realized long-term gains, Class C                                           (338,851)        (279,447)
   Net realized long-term gains, Investor Class                                  (3,003,384)      (7,871,175)
   Net realized long-term gains, Class I                                           (181,221)        (539,295)
                                                                               ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (6,927,289)      (9,234,657)
                                                                               ------------     ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (153,804 and 101,198 shares, respectively)       2,953,908        2,192,726
   Net asset value of shares issued from reinvestment of
     distributions (167,817 and 24,980 shares, respectively)                      3,161,352          520,067
   Proceeds from shares issued in connection with reclassification from
     Investor Class Shares (2,994,554 and 0 shares, respectively) (See
     Note 9)                                                                     59,058,124               --
   Proceeds from shares issued in connection with reclassification from
     Class I Shares (180,929 and 0 shares, respectively) (See Note 9)             3,568,308               --
   Cost of shares repurchased (776,140 and 44,413 shares, respectively)         (15,023,305)        (941,410)
                                                                               ------------     ------------
Total                                                                            53,718,387        1,771,383
                                                                               ------------     ------------
CLASS C
   Proceeds from sales of shares (32,657 and 80,521 shares, respectively)           624,826        1,653,395
   Net asset value of shares issued from reinvestment of
      distributions (19,183 and 13,098 shares, respectively)                        357,909          267,204
   Cost of shares repurchased (25,821 and 1,601 shares, respectively)              (486,444)         (32,119)
                                                                               ------------     ------------
Total                                                                               496,291        1,888,480
                                                                               ------------     ------------
INVESTOR CLASS
   Proceeds from sales of shares (104,213 and 855,396 shares, respectively)       2,119,477       18,185,566
   Net asset value of shares issued from reinvestment of
      distributions (156,298 and 371,642 shares, respectively)                    3,050,945        7,716,353
   Cost of shares repurchased (680,869 and 893,222 shares, respectively)        (13,656,695)     (18,910,696)
   Value of shares liquidated in connection with reclassification to Class A
      Shares (3,005,502 and 0 shares, respectively) (See Note 9)                (59,058,124)              --
                                                                               ------------     ------------
Total                                                                           (67,544,397)       6,991,223
                                                                               ------------     ------------
CLASS I
   Proceeds from sales of shares (1,207 and 4,089 shares, respectively)              24,188           88,692
   Net asset value of shares issued from reinvestment of distributions
     (9,048 and 23,197 shares, respectively)                                        176,169          480,968
   Cost of shares repurchased (19,186 and 93,596 shares, respectively)             (382,874)      (1,989,941)
   Value of shares liquidated in connection with reclassification to
     Class A Shares (182,057 and 0 shares, respectively) (See Note 9)            (3,568,308)              --
                                                                               ------------     ------------
Total                                                                            (3,750,825)      (1,420,281)
                                                                               ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                    (17,080,544)       9,230,805
                                                                               ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                        (23,429,674)       1,986,906
NET ASSETS
   Beginning of period                                                           83,418,783       81,431,877
                                                                               ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $0 AND $61,654, RESPECTIVELY]                                         $ 59,989,109     $ 83,418,783
                                                                               ============     ============

                        See Notes to Financial Statements                     11

Phoenix Focused Value Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                               ------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                                               YEAR ENDED FEBRUARY 28,   JANUARY 1, 2004 TO   YEAR ENDED DECEMBER 31,
                                               -----------------------      FEBRUARY 29,     --------------------------
                                                2006         2005              2004           2003      2002      2001
Net asset value, beginning of period           $20.74       $22.69            $21.82         $18.64    $19.86    $19.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.12(6)      0.03                --(2)        0.03     (0.09)    (0.12)
   Net realized and unrealized gain (loss)       0.19         0.48              0.87           4.47     (0.33)     0.71
                                               ------       ------            ------         ------    ------    ------
     TOTAL FROM INVESTMENT OPERATIONS            0.31         0.51              0.87           4.50     (0.42)     0.59
                                               ------       ------            ------         ------    ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.15)          --                --             --        --     (0.02)
   Distributions from net realized gains        (1.93)      (2.46)                --          (1.32)    (0.80)       --
                                               ------       ------            ------         ------   -------    ------
     TOTAL DISTRIBUTIONS                        (2.08)      (2.46)                --          (1.32)    (0.80)    (0.02)
                                               ------       ------            ------         ------    ------    ------
   Payment by affiliate(7)                         --           --(2)             --             --        --        --
                                               ------       ------            ------         ------    ------    ------
Change in net asset value                       (1.77)       (1.95)             0.87           3.18     (1.22)     0.57
                                               ------       ------            ------         ------    ------    ------
NET ASSET VALUE, END OF PERIOD                 $18.97       $20.74            $22.69         $21.82    $18.64    $19.86
                                               ======       ======            ======         ======    ======    ======
Total return(1)                                  1.65%        2.45%             3.99 %(5)     24.54 %   (2.20)%    3.06 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $56,307       $5,120            $3,746         $3,752  $112,302   $86,157
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                        1.15%        1.15%             1.15 %(4)      2.11 %    1.72 %    1.75 %(3)
   Gross operating expenses                      1.50%        1.85%             1.96 %(4)      2.11 %    1.74 %    1.75 %(3)
   Net investment income (loss)                  0.61%        0.18%            (0.33)%(4)     (0.88)%   (0.63)%   (0.43)%
Portfolio turnover                                 34%          40%               55 %(4)        21 %      76 %      66 %

                                                                               CLASS C
                                              -------------------------------------------------------------------------
                                                                          FOR THE PERIOD                 FROM INCEPTION
                                              YEAR ENDED FEBRUARY 28,    JANUARY 1, 2004    YEAR ENDED   OCTOBER 9, TO
                                              -----------------------     TO FEBRUARY 29,  DECEMBER 31,   DECEMBER 31,
                                                2006         2005             2004           2003             2002
Net asset value, beginning of period           $20.23       $22.35           $21.52          $18.60           $17.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.01)(6)    (0.04)              --(2)        (0.07)           (0.06)
   Net realized and unrealized gain (loss)       0.16         0.38             0.83            4.31             1.97
                                               ------       ------           ------          ------           ------
     TOTAL FROM INVESTMENT OPERATIONS            0.15         0.34             0.83            4.24             1.91
                                               ------       ------           ------          ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.02)          --               --              --               --
   Distributions from net realized gains        (1.93)       (2.46)              --           (1.32)           (0.80)
                                               ------       ------           ------          ------           ------
     TOTAL DISTRIBUTIONS                        (1.95)       (2.46)              --           (1.32)           (0.80)
                                               ------      ------           ------          ------            -----
  Payment by affiliate(7)                          --           --(2)            --              --               --
                                               ------       ------           ------          ------           ------
Change in net asset value                       (1.80)       (2.12)            0.83            2.92             1.11
                                               ------       ------           ------          ------           ------
NET ASSET VALUE, END OF PERIOD                 $18.43       $20.23           $22.35          $21.52           $18.60
                                               ======       ======           ======          ======           ======
Total return(1)                                  0.86 %       1.68 %           3.86 %(5)      23.18 %          10.82 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $3,682       $3,516           $1,827          $1,344             $355
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                        1.90 %       1.90 %           1.90 %(4)       3.16 %           2.72 %(4)
   Gross operating expenses                      2.34 %       2.59 %           2.72 %(4)       3.16 %           2.74 %(4)
   Net investment income (loss)                 (0.07)%      (0.57)%          (1.05)%(4)      (1.81)%          (1.63)%(4)
Portfolio turnover                                 34 %         40 %             55 %(4)         21 %             76 %(4)

(1)  Sales charges are not reflected in total return calculation.
(2)  Amount isless than $0.01.
(3) Expense ratio increased by 0.29% as a result of a change in accounting principle related to the recording of redemption fees.
(4)  Annualized.
(5)  Not Annualized.
(6)  Computed using average shares outstanding.
(7)  Payment by affiliate. See Note 3 in the Notes to Financial Statements.

12                       See Notes to Financial Statements

PHOENIX FOREIGN OPPORTUNITIES FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, RAJIV JAIN


Q: HOW DID THE PHOENIX FOREIGN OPPORTUNITIES FUND PERFORM FOR ITS FISCAL YEAR ENDED FEBRUARY 28, 2006?

A: For the fiscal year ended February 28, 2006, the Fund's Class A shares returned 21.82% and Class C shares returned 20.96%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.40% and the MSCI EAFE(R) Index (Net), which is the Fund's style-specific index appropriate for comparison returned 17.41%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The 2005 calendar year was another strong year for international equities, extending the run to three consecutive years. To keep things in perspective, if you invested $10,000 in the international equity index, the MSCI EAFE(R), in January 2003, it was worth $18,920 at the end of 2005, compared to $14,965 if it were invested in the U.S. equity index, the S&P 500, for the same period.

      Non-U.S. markets continued their rally and made good gains toward the end of the Fund's fiscal year. Emerging markets outpaced developed markets for the period. Our international portfolio participated in the up market thanks to our large emerging market exposure. For the year, the Fund outpaced the strong returns of the benchmark index.

      Attractive fundamentals and valuations remain long-term positives for non-U.S. stocks and emerging markets in particular, despite short-term risks from U.S. inflation and interest rate concerns.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: We continue an overweight allocation to emerging markets, as strong fundamentals, attractive valuations and solid growth prospects are likely to support continued investor interest in the asset class. This positioning helped us to achieve better than index returns despite our lack of exposure to the three best performing sectors in the MSCI EAFE Index (Net)--energy, industrials and materials.
                                                                      MARCH 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Foreign Opportunities Fund


TOTAL RETURNS(1)                                          PERIODS ENDING 2/28/06

                                                           INCEPTION  INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 2/28/06    DATE
                               ------   -------  --------  ---------- ---------
   CLASS A SHARES AT NAV (2)    21.82%    8.84%   8.86%          --         --
   CLASS A SHARES AT POP (3)    14.81     7.56    8.22           --         --

   CLASS C SHARES AT NAV (2)    20.96       --      --        26.22%  10/10/03
   CLASS C SHARES WITH CDSC (4) 20.96       --      --        26.22   10/10/03

   S&P 500(R) INDEX              8.40     2.36    8.96       NOTE 5     NOTE 5

   MSCI EAFE(R) INDEX (NET)     17.41     7.43    6.37       NOTE 6     NOTE 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
(5) INDEX PERFORMANCE IS 12.20% FOR CLASS C (SINCE 10/10/03).
(6) INDEX PERFORMANCE IS 21.45% FOR CLASS C (SINCE 10/10/03).



GROWTH OF $10,000                                            PERIODS ENDING 2/28


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 2/28/96 in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of the other share class will be greater or less than that shown based on difference in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.


[CHART OMITTED-EDGAR REPRESENTATION OF DATA FOLLOWS]

                PHOENIX FOREIGN
            OPPORTUNITIES FUND CLASS A  MSCI EAFE INDEX (NET)  S&P 500 INDEX
02/29/1996          $ 9,425                  $10,000             $10,000
02/28/1997           10,881                   10,324              12,638
02/27/1998           12,812                   11,922              17,065
02/26/1999           13,266                   12,512              20,456
02/29/2000           19,709                   15,696              22,883
02/28/2001           14,424                   12,952              20,989
02/28/2002           10,763                   10,494              18,989
02/28/2003            9,863                    8,661              14,682
02/27/2004           14,338                   13,302              20,342
02/28/2005           18,085                   15,788              21,757
02/28/2006           22,030                   18,537              23,586

FOR INFORMATION REGARDING THE INDEXES, SEE THE GLOSSARY ON PAGE 3.

Phoenix Foreign Opportunities Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Foreign Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges and contingent deferred sales charges, if applicable; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
                                BEGINNING           ENDING        EXPENSES PAID
FOREIGN OPPORTUNITIES FUND    ACCOUNT VALUE     ACCOUNT VALUE        DURING
          CLASS A            AUGUST 31, 2005  FEBRUARY 28, 2006      PERIOD*
--------------------------   ---------------  -----------------  --------------
Actual                         $1,000.00          $1,175.70          $6.74
Hypothetical (5% return
   before expenses)             1,000.00           1,018.52           6.28

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.25%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED FEBRUARY 28, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 21.82%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT FEBRUARY 28, 2006 OF $1,218.20.

                                BEGINNING           ENDING        EXPENSES PAID
FOREIGN OPPORTUNITIES FUND    ACCOUNT VALUE     ACCOUNT VALUE        DURING
          CLASS C            AUGUST 31, 2005  FEBRUARY 28, 2006      PERIOD*
--------------------------   ---------------  -----------------  --------------
Actual                         $1,000.00          $1,171.20         $10.78
Hypothetical (5% return
   before expenses)             1,000.00           1,014.74          10.05

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.00%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED FEBRUARY 28, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 20.96%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT FEBRUARY 28, 2006 OF $1,209.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Foreign Opportunities Fund


  TEN LARGEST HOLDINGS AT FEBRUARY 28, 2006 (as a percentage of net assets)(e)
           1. Enagas                         5.1%
           2. Anglo Irish Bank Corp. plc     4.9%
           3. Red Electrica de Espana        4.4%
           4. British American Tobacco plc   4.3%
           5. Tesco plc                      3.7%
           6. Millea Holdings, Inc.          3.4%
           7. Imperial Tobacco Group plc     2.6%
           8. Infosys Technologies Ltd.      2.6%
           9. Toyota Motor Corp.             2.5%
          10. Kensington Group plc           2.2%

COUNTRY WEIGHTINGS                                                       2/28/06
As a percentage of total investments

[CHART OMITTED-EDGAR REPRESENTATION OF DATA FOLLOWS]
          UNITED KINGDOM       24%
          SPAIN                11
          SWITZERLAND          10
          JAPAN                 8
          INDIA                 6
          BRAZIL                6
          IRELAND               5
          OTHER                30


                             SCHEDULE OF INVESTMENTS
                               FEBRUARY 28, 2006

                                                        SHARES          VALUE
                                                       --------       ----------
FOREIGN COMMON STOCKS(c)--94.7%

AUSTRALIA--4.2%
Aristocrat Leisure Ltd. (Leisure Products) ..........   126,600       $1,126,012

Westfield Group (Real Estate Management &
Development) ........................................   169,831        2,238,534

Westfield Group (Real Estate Management &
Development) ........................................     5,480           72,265

Woolworths Ltd. (Food Retail) .......................   167,264        2,278,009
                                                                      ----------
                                                                       5,714,820
                                                                      ----------
BELGIUM--1.4%
Colruyt SA (Food Retail) ............................    13,300        1,915,982

BRAZIL--5.5%
Banco Itau Holding Financeira S.A.
(Regional Banks) ....................................    74,930        2,424,154

Companhia Vale do Rio Doce Sponsored ADR
(Diversified Metals & Mining) .......................    38,200        1,554,740

Souza Cruz S.A. (Tobacco)                               113,100        1,865,737
Tractebel Energia S.A. (Electric Utilities) .........   185,100        1,521,072
                                                                      ----------
                                                                       7,365,703
                                                                      ----------

                                                        SHARES          VALUE
                                                       --------       ----------
CHINA--1.5%
Esprit Holdings Ltd. (Apparel Retail) ...............   264,500       $2,022,868

FRANCE--1.2%
M6 Metropole Television (Broadcasting & Cable TV) ...    53,300        1,602,969

HONG KONG--1.5%
Li & Fung Ltd.(Trading Companies & Distributors) ....   551,000        1,109,727

Techtronics Industries Co. Ltd.
(Household Appliances) ..............................   499,500          865,115
                                                                      ----------
                                                                       1,974,842
                                                                      ----------
INDIA--5.7%
Bharti Tele-Ventures Ltd.
(Integrated Telecommunication Services)(b) ..........   185,300        1,505,302

HDFC Bank Ltd. ADR (Diversified Banks) ..............    52,500        2,792,475

Infosys Technologies Ltd.
(IT Consulting & Other Services) ....................    54,200        3,445,918
                                                                      ----------
                                                                       7,743,695
                                                                      ----------

16                        See Notes to Financial Statements

Phoenix Foreign Opportunities Fund
                                                        SHARES          VALUE
                                                       --------       ----------
INDONESIA--0.2%
Bank Rakyat (Regional Banks) ........................   156,500       $   55,391

Telekomunikasi (Integrated Telecommunication
Services) ...........................................   271,000          182,979
                                                                      ----------
                                                                         238,370
                                                                      ----------
IRELAND--4.9%
Anglo Irish Bank Corp. plc (Regional Banks) .........   407,239        6,677,176

JAPAN--7.3%
Daito Trust Construction Co. Ltd. (Homebuilding) ....    41,600        1,948,059

Millea Holdings, Inc. (Property & Casualty Insurance)       226        4,599,105

Toyota Motor Corp. (Automobile Manufacturers) .......    63,000        3,358,369
                                                                      ----------
                                                                       9,905,533
                                                                      ----------
MEXICO--3.6%
America Movil S.A. de C.V. ADR Series L
(Wireless Telecommunication Services) ...............    82,600        2,868,698

Grupo Modelo, S.A. de C.V. Series C (Brewers) .......   557,200        1,928,258
                                                                      ----------
                                                                       4,796,956
                                                                      ----------
NETHERLANDS--2.7%
Aalberts Industries N.V. (Industrial Machinery) .....    25,300        1,800,648
TNT N.V. (Air Freight & Logistics) ..................    58,600        1,906,167
                                                                      ----------
                                                                       3,706,815
                                                                      ----------
SINGAPORE--1.3%
ComfortDelgro Corp. Ltd.
(Highways & Railtracks) ............................. 1,700,000        1,722,180

SOUTH AFRICA--2.1%
Remgro Ltd. (Industrial Conglomerates) ..............   138,000        2,894,377

SOUTH KOREA--4.4%
AmorePacific Corp. (Personal Products) ..............     3,648        1,272,351
KT&G Corp. (Tobacco) ................................    40,500        2,400,867
S1 Corp. (Specialized Consumer Services) ............    53,880        2,242,670
                                                                      ----------
                                                                       5,915,888
                                                                      ----------
SPAIN--10.5%
Banco Bilbao Vizcaya Argentaria S.A.
(Diversified Banks) .................................    62,500        1,271,032

Enagas (Oil & Gas Storage & Transportation) .........   339,500        6,871,824
Red Electrica de Espana (Electric Utilities) ........   179,300        5,996,510
                                                                      ----------
                                                                      14,139,366
                                                                      ----------

                                                        SHARES          VALUE
                                                       --------       ----------
SWEDEN--2.6%
Atlas Copco AB (Industrial Machinery) ...............   101,700     $  2,312,001
Indutrade AB (Industrial Machinery)(b) ..............   111,000        1,220,435
                                                                      ----------
                                                                       3,532,436
                                                                      ----------
SWITZERLAND--9.7%
Kuhene & Nagel International AG (Marine) ............     9,357        2,822,498
Lindt & Spruengli AG (Packaged Foods & Meats) .......     1,052        2,005,925

Nestle S.A. Registered Shares
(Packaged Foods & Meats) ............................     7,150        2,102,126

Novartis AG ADR (Pharmaceuticals) ...................    28,900        1,538,925
Roche Holding AG (Pharmaceuticals) ..................    16,400        2,423,050

UBS AG Registered Shares (Diversified Capital
Markets) ............................................    20,800        2,209,902
                                                                      ----------
                                                                      13,102,426
                                                                      ----------
UNITED KINGDOM--23.2%
Barrat Developments plc (Homebuilding) ..............    97,376        1,764,050
British American Tobacco plc (Tobacco) ..............   244,379        5,822,366




Cadbury Schweppes plc (Packaged Foods &
Meats) ..............................................   214,371        2,177,708

Diageo plc (Distillers & Vintners) ..................   181,781        2,789,791
HSBC Holdings plc (Diversified Banks) ...............    90,800        1,555,124
Imperial Tobacco Group plc (Tobacco) ................   115,992        3,488,467
Kensington Group plc (Consumer Finance) .............   148,700        2,954,807
Northern Rock plc (Regional Banks) ..................    98,758        1,951,087
Reckitt Benckiser plc (Personal Products) ...........    40,905        1,456,437

Royal Bank of Scotland Group plc
(Diversified Banks) .................................    69,234        2,315,818

Tesco plc (Food Retail) .............................   841,806        4,988,596
                                                                    ------------
                                                                      31,264,251
                                                                    ------------
UNITED STATES--1.2%
News Corp. Class B (Movies & Entertainment) .........    98,100        1,674,190

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $101,154,176)                                       127,910,843
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.7%
(IDENTIFIED COST $101,154,176)                                       127,910,843
--------------------------------------------------------------------------------

              See Notes to Financial Statements                               17

Phoenix Foreign Opportunities Fund
                                                          PAR
                                                         VALUE
                                                         (000)      VALUE
                                                        -------  ------------
SHORT-TERM INVESTMENTS(d)--3.3%

COMMERCIAL PAPER--3.3%
Clipper Receivables Co. LLC 4.55%, 3/1/06 .......       $3,010   $  3,010,000
Sysco Corp. 4.48%, 3/7/06 .......................        1,400      1,398,955
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $4,408,955)                                        4,408,955
- -----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.0%
(IDENTIFIED COST $105,563,131)                                    132,319,798(a)
Other assets and liabilities, net--2.0%                             2,690,918
                                                                 ------------
NET ASSETS--100.0%                                               $135,010,716
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,009,250 and gross depreciation of $310,565 for federal income tax purposes. At February 28, 2006, the aggregate cost of securities for federal income tax purposes was $106,621,113.
(b) Non-income producing.
(c) Common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) The rate shown is the discount rate.
(e) Table excludes short-term investments.

18                        See Notes to Financial Statements

Phoenix Foreign Opportunities Fund


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)


                Air Freight & Logistics                      1.5%
                Apparel Retail                               1.6
                Automobile Manufacturers                     2.6
                Brewers                                      1.5
                Broadcasting & Cable TV                      1.3
                Consumer Finance                             2.3
                Distillers & Vintners                        2.2
                Diversified Banks                            6.2
                Diversified Capital Markets                  1.7
                Diversified Metals & Mining                  1.2
                Electric Utilities                           5.9
                Food Retail                                  7.2
                Highways & Railtracks                        1.3
                Homebuilding                                 2.9
                Household Appliances                         0.7
                IT Consulting & Other Services               2.7
                Industrial Conglomerates                     2.3
                Industrial Machinery                         4.2
                Integrated Telecommunication Services        1.3
                Leisure Products                             0.9
                Marine                                       2.2
                Movies & Entertainment                       1.3
                Oil & Gas Storage & Transportation           5.4
                Packaged Foods & Meats                       4.9
                Personal Products                            2.1
                Pharmaceuticals                              3.1
                Property & Casualty Insurance                3.6
                Real Estate Management & Development         1.7
                Regional Banks                               8.7
                Specialized Consumer Services                1.8
                Tobacco                                     10.6
                Trading Companies & Distributors             0.9
                Wireless Telecommunication Services          2.2
                                                           -----
                                                           100.0%
                                                           =====


                      See Notes to Financial Statements         19

Phoenix Foreign Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 2006

ASSETS
Investment securities at value
   (Identified cost $105,563,131)                       $132,319,798
Foreign currency at value
   (Identified cost $220,443)                                219,770
Cash                                                           2,471
Receivables
   Investment securities sold                              1,952,785
   Fund shares sold                                        1,553,641
   Dividends                                                 201,531
   Tax reclaims                                                4,044
   Receivable from adviser                                       785
Unrealized appreciation on forward currency contracts        398,316
Prepaid expenses                                              23,896
                                                        ------------
     Total assets                                        136,677,037
                                                        ------------
LIABILITIES
Payables
   Investment securities purchased                         1,149,764
   Fund shares repurchased                                    44,241
   Investment advisory fee                                    60,512
   Foreign capital gain taxes                                 51,316
   Transfer agent fee                                         31,431
   Distribution and service fees                              27,985
   Financial agent fee                                         8,604
   Trustees' fee                                                  84
   Other accrued expenses                                     55,109
Unrealized depreciation on forward currency contracts        237,275
                                                        ------------
     Total liabilities                                     1,666,321
                                                        ------------
NET ASSETS                                              $135,010,716
                                                        ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest        $111,483,127
Distributions in excess of net investment income            (323,099)
Accumulated net realized loss                             (3,052,753)
Net unrealized appreciation                               26,903,441
                                                        ------------
NET ASSETS                                              $135,010,716
                                                        ============
CLASS A
Shares of beneficial interest outstanding,
    $0.001 par value, unlimited authorization
    (Net Assets $128,991,320)                              6,007,674
Net asset value per share                                     $21.47
Offering price per share $21.47/(1-5.75%)                     $22.78

CLASS C
Shares of beneficial interest outstanding,
    $0.001 par value, unlimited authorization
    (Net Assets $6,019,396)                                  281,105
Net asset value and offering price per share                  $21.41


                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 2006


INVESTMENT INCOME
Dividends                                                $ 2,732,839
Interest                                                     100,413
Foreign taxes withheld                                      (189,226)
                                                         -----------
     Total investment income                               2,644,026
                                                         -----------
EXPENSES
Investment advisory fee                                      932,846
Service fees, Class A                                        184,331
Distribution and service fees, Class C                        14,445
Distribution and service fees, Investor Class                 54,775
Distribution and service fees, Class I                           821
Financial agent fee                                           64,366
Administration fee                                            30,205
Transfer agent                                               170,659
Custodian                                                     96,949
Trustees                                                      91,991
Printing                                                      66,419
Professional                                                  46,185
Registration                                                  24,754
Miscellaneous                                                 25,384
                                                         -----------
     Total expenses                                        1,804,130
Less expenses reimbursed by investment adviser              (453,855)
Custodian fees paid indirectly                                  (294)
                                                         -----------
     Net expenses                                          1,349,981
                                                         -----------
NET INVESTMENT INCOME (LOSS)                               1,294,045
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                   10,378,274
Net realized gain (loss) on foreign currency
   transactions                                             (350,707)
Net change in unrealized appreciation (depreciation)
   on investments                                          9,798,906
Net change in unrealized appreciation (depreciation)
   on foreign currency transactions and translation          196,934
                                                         -----------
NET GAIN (LOSS) ON INVESTMENTS                            20,023,407
                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $21,317,452
                                                         ===========

20                       See Notes to Financial Statements

Phoenix Foreign Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED         YEAR ENDED
                                                                          FEBRUARY 28, 2006  FEBRUARY 28, 2005
                                                                          -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                                                $  1,294,045        $   532,485
   Net realized gain (loss)                                                      10,027,567          1,863,934
   Net change in unrealized appreciation (depreciation)                           9,995,840          9,967,918
   Payment by affiliate (See Note 3)                                                     --              1,210
                                                                               ------------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   21,317,452         12,365,547
                                                                               ------------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                  (871,892)           (20,102)
   Net investment income, Class C                                                   (25,564)               (25)
   Net investment income, Investor Class                                           (399,218)          (492,034)
   Net investment income, Class I                                                    (7,243)            (8,996)
   Net realized short-term gains, Class A                                          (207,392)                --
   Net realized short-term gains, Class C                                            (4,051)                --
   Net realized long-term gains, Class A                                         (6,508,637)           (25,027)
   Net realized long-term gains, Class C                                           (188,273)              (196)
   Net realized long-term gains, Investor Class                                    (442,517)          (485,450)
   Net realized long-term gains, Class I                                             (8,447)           (20,225)
                                                                               ------------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                     (8,663,234)        (1,052,055)
                                                                               ------------        -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,318,218 and 64,348 shares, respectively)     46,486,488          1,108,625
   Net asset value of shares issued from reinvestment of
      distributions (360,787 and 2,386 shares, respectively)                      7,217,681             39,123
   Proceeds from shares issued in connection with reclassification from Investor Class Shares (4,306,343 and 0  shares, respectively)
      (See Note 9)                                                               80,965,935                 --
   Proceeds from shares issued in connection with reclassification
      from Class I Shares (91,555 and 0 shares, respectively) (See Note 9)        1,721,837                 --
   Cost of shares repurchased (1,211,883 and 19,929 shares, respectively)       (24,121,399)          (313,107)
                                                                               ------------        -----------
Total                                                                           112,270,542            834,641
                                                                               ------------        -----------
CLASS C
   Proceeds from sales of shares (285,073 and 1,288 shares, respectively)         5,795,380             23,726
   Net asset value of shares issued from reinvestment of distributions
      (4,622 and 14 shares, respectively)                                            92,407                221
   Cost of shares repurchased (10,635 and 0 shares, respectively)                  (215,081)                --
                                                                               ------------        -----------
Total                                                                             5,672,706             23,947
                                                                               ------------        -----------
INVESTOR CLASS
   Proceeds from sales of shares (799,723 and 3,677,731 shares, respectively)    15,039,510         64,149,020
   Net asset value of shares issued from investment of distributions
      (45,107 and 57,665 shares, respectively)                                      826,824            965,723
   Cost of shares repurchased (1,493,484 and 579,763 shares, respectively)      (27,521,385)        (9,417,774)
   Value of shares liquidated in connection with reclassification to
      Class A Shares (4,313,582 and 0 shares, respectively) (See Note 9)        (80,965,935)                --
                                                                               ------------        -----------
Total                                                                           (92,620,986)        55,696,969
                                                                               ------------        -----------
CLASS I
   Proceeds from sales of shares (4,363 and 22,212 shares, respectively)             82,848            381,947
   Net asset value of shares issued from reinvestment of distributions
      (558 and 1,191 shares, respectively)                                           10,228             19,127
   Cost of shares repurchased (970 and 19,968 shares, respectively)                 (17,920)          (309,761)
   Value of shares liquidated in connection with reclassification to
      Class A Shares (91,733 and 0 shares, respectively) (See Note 9)            (1,721,837)                --
                                                                               ------------        -----------
Total                                                                            (1,646,681)            91,313
                                                                               ------------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                     23,675,581         56,646,870
                                                                               ------------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                         36,329,799         67,960,362
                                                                               ------------        -----------
NET ASSETS
   Beginning of period                                                           98,680,917         30,720,555
                                                                               ------------        -----------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
     INVESTMENT INCOME OF ($323,099) AND ($215,390), RESPECTIVELY]             $135,010,716        $98,680,917
                                                                               ============        ===========

                        See Notes to Financial Statements                     21

Phoenix Foreign Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                               ------------------------------------------------------------------------
                                                                         FOR THE PERIOD
                                               YEAR ENDED FEBRUARY 28,   JANUARY 1, 2004 TO   YEAR ENDED DECEMBER 31,
                                               -----------------------      FEBRUARY 29,     --------------------------
                                                2006         2005              2004           2003      2002      2001
Net asset value, beginning of period           $19.02       $15.47            $14.84         $11.86    $12.88    $18.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.17(7)      0.16             (0.03)          0.12      0.03     (0.10)
   Net realized and unrealized gain (loss)       3.85         3.81              0.66           3.39     (1.05)    (5.41)
                                               ------       ------            ------         ------    ------    ------
     TOTAL FROM INVESTMENT OPERATIONS            4.02         3.97              0.63           3.51     (1.02)    (5.51)
                                               ------       ------            ------         ------    ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.22)       (0.16)               --          (0.06)       --     (0.12)
   Distributions from net realized gains        (1.35)       (0.26)               --          (0.43)       --     (0.35)
   Tax return of capital                           --           --                --          (0.06)       --        --
                                               ------       ------            ------         ------    ------    ------
     TOTAL DISTRIBUTIONS                        (1.57)       (0.42)               --          (0.55)       --      0.47)
                                               ------       ------            ------         ------    ------    ------
   Payment by affiliate(4)                         --           --(3)             --           0.02        --        --
                                               ------       ------            ------         ------    ------    ------
Change in net asset value                        2.45         3.55              0.63           2.98     (1.02)    (5.98)
                                               ------       ------            ------         ------    ------    ------
NET ASSET VALUE, END OF PERIOD                 $21.47       $19.02            $15.47         $14.84    $11.86    $12.88
                                               ======       ======            ======         ======    ======    ======
Total return(1)                                 21.82%       26.15%(4)          4.25%(6)      30.07%    (7.92)%  (29.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $128,991       $2,714            $1,482         $1,473   $29,026   $44,356
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                        1.25%        1.25%(1)          1.25%(5)       2.87%     2.44 %    1.88 %(2)
   Gross operating expenses                      1.62%        2.10%             2.63%(5)       3.21%     2.44 %    1.89 %(2)
   Net investment income (loss)                  0.85%        1.50%             0.18%(5)       0.11%     0.18 %   (0.38)%
Portfolio turnover                                 52%          32%               41%(5)         65%       98 %      92 %

                                                                              CLASS C
                                               -------------------------------------------------------------------
                                                                              FOR THE PERIOD       FROM INCEPTION
                                               YEAR ENDED FEBRUARY 28,        JANUARY 1, TO       OCTOBER 10, 2003
                                               -----------------------         FEBRUARY 29,        TO DECEMBER 31,
                                                2006           2005               2004                 2003
Net asset value, beginning of period           $19.11         $15.55            $14.95                 $13.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.06)(7)       0.01             (0.06)                  0.11
   Net realized and unrealized gain (loss)       3.92           3.84              0.66                   1.34
                                               ------         ------            ------                 ------
     TOTAL FROM INVESTMENT OPERATIONS            3.86           3.85              0.60                   1.45
                                               ------         ------            ------                 ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.21)         (0.03)               --                     --
   Distributions from net realized gains        (1.35)         (0.26)               --                  (0.43)
                                               ------         ------            ------                 ------
     TOTAL DISTRIBUTIONS                        (1.56)         (0.29)               --                  (0.43)
                                               ------         ------            ------                 ------
   Payment by affiliate(4)                         --             --(3)             --                   0.02
                                               ------         ------            ------                 ------
Change in net asset value                        2.30           3.56              0.60                   1.04
                                               ------         ------            ------                 ------
NET ASSET VALUE, END OF PERIOD                 $21.41         $19.11            $15.55                 $14.95
                                               ======         ======            ======                 ======
Total return(1)                                 20.96 %        25.21%(4)          4.01 %(6)             10.71 %(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $6,019            $39               $12                    $11
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                        2.00 %         2.00%             2.00 %(5)              1.92 %(5)
   Gross operating expenses                      2.35 %         2.86%             3.38 %(5)              5.85 %(5)
   Net investment income (loss)                 (0.29)%         0.76%            (1.05)%(5)             (0.14)%(5)
Portfolio turnover                                 52 %           32%               41 %(5)                65 %(5)


(1) Sales charges are not reflected in total return calculation.
(2) Expense ratio increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees.
(3) Amount is less than $0.01.
(4) Payment by affiliate. See Note 3 in the Notes to Financial Statements.
(5) Annualized.
(6) Not annualized.
(7) Computed using average shares outstanding.

22                      See Notes to Financial Statements

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006

1. ORGANIZATION
   Phoenix Adviser Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
   Currently, two funds are offered for sale (each a "Fund"). Phoenix Focused Value Fund ("Focused Value Fund") is non-diversified and seeks long-term capital appreciation. Phoenix Foreign Opportunities Fund ("Foreign Opportunities Fund") is diversified and its primary investment objective is to seek long-term capital appreciation.
   The Funds offer the following classes of shares for sale:
                                 CLASS A   CLASS C
                                 -------   -------
Focused Value Fund. .............   x         x
Foreign Opportunities Fund ......   x         x

   Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Funds redeemed; however, effective January 11, 2006, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.
   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis. On February 28, 2006, the Foreign Opportunities Fund utilized fair value pricing for its foreign common stocks.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (Continued)

and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS:
   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
   At February 28, 2006, the Foreign Opportunities Fund had entered into forward currency contracts as follows:
                                                                       NET
                                                                    UNREALIZED
    CONTRACT          IN EXCHANGE      SETTLEMENT                  APPRECIATION
    TO SELL               FOR             DATE         VALUE      (DEPRECIATION)
----------------     -------------     ----------   ----------    --------------
AUD 4,833,000        USD 3,615,568      4/13/06     $3,585,508      $  30,060
CHF 7,600,000        USD 6,043,257      4/28/06      5,829,210        214,047
CHF 5,800,000        USD 4,512,531      4/28/06      4,448,607         63,924
EUR 3,500,000        USD 4,277,525      4/28/06      4,187,721         89,804
EUR 3,500,000        USD 4,184,215      4/28/06      4,187,721         (3,506)
EUR 2,461,000        USD 2,933,832      4/28/06      2,944,566        (10,734)
GBP 3,904,000        USD 6,825,754      4/13/06      6,850,412        (24,658)
GBP 2,696,000        USD 4,713,957      4/13/06      4,730,715        (16,758)
GBP 2,230,000        USD 3,844,074      4/13/06      3,913,017        (68,943)
INR 198,316,000      USD 4,300,000      11/7/06      4,400,031       (100,031)
JPY 245,000,000      USD 2,123,272      5/9/06       2,135,917        (12,645)
JPY 255,000,000      USD 2,223,579      5/9/06       2,223,098            481
                                                                    ---------
                                                                    $ 161,041
                                                                    =========

AUD Australian Dollar  CHF Swiss Franc    EUR Euro       GBP Great Britain Pound
INR Indian Rupee       JPY Japanese Yen   USD United States Dollar

I. REPURCHASE AGREEMENT:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., ("PIC") (the "Adviser"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each fund:

Focused Value Fund(1)..........................   0.75%
Foreign Opportunities Fund(1)..................   0.85%

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (CONTINUED)

   Effective June 20, 2005, PIC became Adviser to the Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund (formerly, the Focused Value Fund and International Equity Fund, each a "Janus Fund" and collectively, the "Janus Funds").

    (1) Prior to June 20, 2005, the adviser to the Janus Funds was Janus Capital ("Janus"). For its services to the Focused Value Fund, Janus' fees ranged from 0.96% to 0.75% based on the Fund's average daily net assets. Janus contractually agreed to cap total operating expenses excluding administration fees, distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses at 0.90% of the average daily net assets of the Fund.

           For its services to the International Equity Fund, Janus fees ranged from 0.99% to 0.75% based on the Fund's average daily net assets. Janus contractually agreed to cap total operating expenses excluding administration fees, distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses at 1.00% of the average daily net assets of the Fund.

   PIC has contractually agreed to limit each Fund's operating expenses until March 31, 2006, to the extent that such expenses exceed the following percentages of average annual net assets:

                                        Class A     Class C
                                        -------     -------
Focused Value Fund...............        1.15%       1.90%
Foreign Opportunities Fund ......        1.25%       2.00%

   PIC has contractually agreed to limit each Fund's operating expenses from April 1, 2006 through June 30, 2008, to the extent that such expenses exceed the following percentages of average annual net assets:

                                        Class A     Class C
                                        -------     -------
Focused Value Fund...............        1.25%       2.00%
Foreign Opportunities Fund ......        1.35%       2.10%

   The Adviser will not seek to recapture any reimbursed expenses or waived investment advisory fees as part of this agreement.
   Effective June 20, 2005, under a sub-advisory agreement with PIC, Vontobel Asset Management, Inc., ("Vontobel") is the subadviser to the Funds. For its services, Vontobel is paid by the Adviser a fee based on the average daily net assets in the following schedule:

                                                      OVER $0
                                   $0-50 MILLION    $50 MILLION
                                   -------------    -----------
Focused Value Fund(1)............      0.70%           0.375%
Foreign Opportunities Fund(1)....      0.80%           0.425%

   (1) Prior to June 20, 2005, under a sub-advisory agreement with Janus, Vontobel was the subadviser to the Janus Funds. Janus paid Vontobel a subadviser fee ranging from 0.215% to 0.74% for the Focused Value Fund and 0.215% to 0.408% for the International Equity Fund based on the value of each Janus Fund's respective average daily net assets.

   As Distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions and deferred sales charges for the period of June 21, 2005 to February 28, 2006, as follows:

                                          CLASS A         CLASS C
                                        NET SELLING       DEFERRED
                                        COMMISSIONS     SALES CHARGES
                                        -----------     -------------
Focused Value Fund...............         $   865          $  125
Foreign Opportunities Fund.......          16,877           1,645

   For the period of March 29 through June 20, 2005, Janus Capital waived all contingent deferred sales charges ("CDSC") pending the effective date of the new advisory and subadvisory agreements. Prior to the waiver, the CDSC fees paid for the period of March 1 to March 28, 2005 was $0.
   In addition, each fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares and 1.00% for Class C shares applied to the average daily net assets of each respective class.
   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.
   As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period of June 21, 2005 to February 28, 2006, the Trust incurred financial agent fees totaling $111,695.
   For the period of March 1, 2005 to June 20, 2005, Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital acted as the Administrator to the Janus Funds and received fees of $60,197 from the funds ranging from 0.10% to 0.25% of the daily net assets of the Janus Funds.
   PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended February 28, 2006, transfer agent fees were $267,803 as reported in the Statements of Operations, of which PEPCO retained the following:

                                     TRANSFER AGENT
                                      FEE RETAINED
                                  FROM JUNE 21, 2005 TO
                                    FEBRUARY 28, 2006
                                  ---------------------
Focused Value Fund...............       $28,649
Foreign Opportunities Fund.......        54,832

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (CONTINUED)

   Prior to June 21, 2005, Janus Services served as the Trust's transfer agent and was paid $11,094 by Focused Value Fund and $19,574 by the International Equity Fund for the period of March 1, 2005 through June 20, 2005. These fees are included in the transfer agent expenses as reported in the Statements of Operations.
   At February 28, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates and Phoenix-affiliated funds held 538,601 Class A shares of the Phoenix Foreign Opportunities Fund with an aggregate net asset value of $11,558,377.
   During the fiscal year ended February 28, 2005, Janus Services reimbursed the Focused Value Fund - Investor Shares $585 and International Equity Fund
Investor Shares $1,210, as a result of dilutions caused by incorrectly processed shareholder activity. The effect of this activity would have reduced total return by less than 0.01% for the Foreign Opportunities Fund and had no impact on the Focused Value Fund.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities during the period ended February 28, 2006 (excluding U.S. Government and agency securities, forward currency contracts and short-term securities) were as follows:

                                      PURCHASES         SALES
                                     -----------     -----------
Focused Value Fund...............    $19,664,764     $39,235,318
Foreign Opportunities Fund.......     66,420,401      54,066,814

   There were no purchases or sales of long-term U.S. Government and agency securities for the period ended February 28, 2006.

5. 10% SHAREHOLDERS
   As of February 28, 2006, the Funds had single shareholder accounts and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding.
                                                  % OF SHARES
                                                  OUTSTANDING
                                                  -----------
Focused Value Fund *...........................      37.9%
Foreign Opportunities Fund ....................      21.4

    *For the Focused Value Fund, one account representing 12.7% of the shares outstanding is held by Bank Vontobel Holding AG, an affiliate of Vontobel Holding AG, which wholly owns Vontobel Asset Management, Inc., the subadviser to the Funds.

6. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.
   Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.
   At February 28, 2006, the Focused Value Fund held $26,635,770 in investments of financial institutions, including $8,940,400 issued by Berkshire Hathaway, comprising 44% and 14.9% of the total net assets of the Fund, respectively. The Foreign Opportunities Fund held $31,264,251 in investments with the foreign country determination of the United Kingdom, comprising 23% of the total net assets of the Fund.

7. INDEMNIFICATIONS
   Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (CONTINUED)

mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis, the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FUND INTEGRATION
   At a meeting held on March 24, 2005, the Board of Trustees (the "Janus Board") of the Focused Value Fund and the International Equity Fund (each a "Janus Fund" and collectively, the "Janus Funds"), each a series of Janus Adviser Trust (the "Janus Trust") voted to approve a transaction (the "Transaction") whereby the Janus Trust and Janus Funds would be integrated into the Phoenix Investment Partners, Ltd., family of mutual funds (the "Phoenix Funds").
   In connection with the Transaction, at a special meeting held on May 17, 2005, shareholders of the Janus Funds approved a new investment advisory agreement with PIC and the continuation of Vontobel as subadviser, pursuant to a new investment subadvisory agreement between PIC and Vontobel. Also, in connection with the Transaction, shareholders approved the reconstitution of the Janus Board with a new slate of trustees comprised of fourteen trustees of the Phoenix Funds.
   The Transaction was completed on June 20, 2005 and the names of Focused Value Fund and International Equity Fund changed to Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund, respectively. Additionally, the Janus Trust was renamed the Phoenix Adviser Trust.
   Pursuant to the Transaction, on June 20, 2005, Janus Fund shareholders who held Class A and Class C shares remained in the same class of shares of either the Phoenix Focused Value Fund or the Phoenix Foreign Opportunities Fund, as applicable. Janus Fund shareholders who held Investor shares or Class I shares had those shares converted to Class A shares of either the Phoenix Focused Value Fund or the Phoenix Foreign Opportunities Fund, as applicable. Janus Fund shareholders who held Investor shares or Class I shares that were converted to Class A shares may continue, as long as such shares are held, to purchase Class A shares without any sales charges.

10. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers, which may be used to offset future capital gains:
                                              EXPIRATION YEAR
                                  -----------------------------------
                                    2009          2010        TOTAL
                                  ----------   ----------   ---------
Foreign Opportunities Fund(1)     $3,897,457   $1,299,153   $5,196,610

   (1) Utilization of this capital loss carryover is subject to annual limitations.

   The Trust may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.
   For the 12 month period ended February 28, 2006, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Foreign Opportunities Fund.....................   $1,299,153

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:
                                         UNDISTRIBUTED       UNDISTRIBUTED
                                           ORDINARY            LONG-TERM
                                            INCOME           CAPITAL GAINS
                                         -------------       -------------
Focused Value Fund..................        $  244,714          $  676,858
Foreign Opportunities Fund..........         1,740,786           1,399,026

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

11. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of February 28, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts as listed below:

                                CAPITAL PAID IN    ACCUMULATED     UNDISTRIBUTED
                                   ON SHARES           NET              NET
                                 OF BENEFICIAL       REALIZED       INVESTMENT
                                   INTEREST         GAIN (LOSS)    INCOME (LOSS)
                                ---------------   -------------   --------------
Focused Value Fund...............    $(1)            $     1        $     --
Foreign Opportunities Fund ......     (1)             97,838         (97,837)

12. SUBSEQUENT EVENT
    The Board of Trustees has unanimously approved the merger of the Phoenix Overseas Fund with and into the Phoenix Foreign Oppor-tunities Fund. Pursuant to an Agreement and Plan of Reorganization (the "Agreement") approved by the Board, the Phoenix Overseas Fund of Phoenix-Kayne Funds will transfer all or substantially all of its assets to the Phoenix Foreign Opportunities Fund, in exchange for shares of the Phoenix Foreign Opportunities Fund and the assumption by Phoenix Foreign Opportunities Fund of all the liabilities of the Phoenix Overseas Fund. Following the exchange, the Phoenix Overseas Fund will distribute the shares of the Phoenix Foreign Opportunities Fund to its shareholders pro rata, in liquidation of the Phoenix Overseas Fund. The merger will take place on or about May 19, 2006.

PHOENIX ADVISER TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (CONTINUED)

                       TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended February 28, 2006, for federal income tax purposes, 91.8% of the ordinary income dividends earned by the Focused Value Fund qualify for the dividends received deduction for corporate shareholders.
    For the fiscal year ended February 28, 2006, the Focused Value Fund and Foreign Opportunities Fund hereby designate 100% and 100%, respectively, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.
    For the fiscal year ended February 28, 2006, the Funds designated long-term capital gains dividends as follows:


            Focused Value Fund....................     $3,213,740
            Foreign Opportunities Fund............      8,081,421

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees of
Phoenix Adviser Trust and Shareholders of
Phoenix Focused Value Fund and
Phoenix Foreign Opportunities Fund



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Focused Value Fund (formerly Janus Focused Value Fund) and Phoenix Foreign Opportunities Fund (formerly Janus International Equity Fund) (constituting Phoenix Adviser Trust, hereafter referred to as the "Trust") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for the periods ended December 31, 2003, February 29, 2004, February 28, 2005, and February 28, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Financial Highlights for each of the two years in the period ended December 31, 2002 were audited by other independent accountants whose report dated February 14, 2003, expressed an unqualified opinion on those statements.


/s/PricewaterhouseCooper LLP

Boston, Massachusetts
April 18, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
FOR PHOENIX FOCUSED VALUE FUND (THE "FUND")
FEBRUARY 28, 2006 (UNAUDITED)

   The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund.
   During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

   NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and monitoring Vontobel Asset Management, Inc., (the "Subadvisor") who acts as the Fund's Subadvisor, and its investment performance and compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.
   INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had outperformed its benchmark for the 5 and 10 year periods, but had underperformed its benchmark for the year to date and the 1 and 3 year periods. While the Fund had been underperforming until September 30, 2005, Management noted this was not unexpected because the Fund was a contrarian fund and had a concentrated portfolio. The Board was satisfied with this explanation and the portfolio manager's approach to investing, noting the Fund had the same portfolio manager as when it was launched. The Board concluded that it was reasonable to approve the Advisory Agreement in view of Management's explanation of the Fund's performance.
   PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the fee waiver provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.
   MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were lower than all the comparable funds in its peer group due to expense caps, and that the management fee was below the median for the peer group. The Board noted that the expense cap to limit total

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
FOR PHOENIX FOCUSED VALUE FUND (THE "FUND")
FEBRUARY 28, 2006 (UNAUDITED) (CONTINUED)

expenses was contractually in place for another two years. The Board concluded that it was reasonable to approve the Advisory Agreement.

   ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT
FOR PHOENIX FOREIGN OPPORTUNITIES FUND (THE "FUND")
FEBRUARY 28, 2006 (UNAUDITED)

   The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund.
   During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
   NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and monitoring Vontobel Asset Management, Inc., (the "Subadvisor") who acts as the Fund's Subadvisor, and its investment performance and compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.
   INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had outperformed its benchmark for the 1 and 10 year periods, but slightly underperformed its benchmark for the 3 and 5 year periods. Management noted that PIC has only been the investment adviser since June 2005 and recent Fund performance had been good. The Board concluded that it was reasonable to approve the Advisory Agreement in view of the recent change in investment advisors.
   PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the fee waiver provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.
   MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were lower than all the comparable funds in its peer group due to expense caps, and that the management fee was below the median for the peer group. The Board noted that the expense cap to limit total expenses was contractually in place for another two years. The Board concluded that it was reasonable to approve the Advisory Agreement.
   ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                         RESULTS OF SHAREHOLDER MEETING
                                  MAY 17, 2005
                                  (UNAUDITED)


A Special Meeting of Shareholders of The Phoenix-Janus Adviser Funds was held on May 17, 2005, to approve the following matters:
    1.  To elect fourteen Trustees to the Board of Trustees.
    2. Approve new Investment Advisory Agreement between the Trust and Phoenix Investment Counsel ("PIC")
    3.  Approve new Subadvisory Agreements between
        PIC and Vontobel Asset management.
    4. Permit Phoenix Investment Counsel, Inc. to hire and replace Subadvisers or to modify Subadvisory Agreements without Shareholder approval.


NUMBER OF VOTES:
    1.  Election of Trustees


                                                       INTERNATIONAL EQUITY
                               FOCUSED VALUE       (N/K/A FOREIGN OPPORTUNITIES)
                          -----------------------  -----------------------------
                              FOR      WITHHELD        FOR             WITHHELD
                          ----------   ---------   ----------          ---------
E. Virgil Conway          42,029,212   1,935,792   49,026,618          5,460,156
Harry Dalzell-Payne       42,036,480   1,928,524   49,956,228          5,530,546
S. Leland Dill            42,036,480   1,928,524   48,971,210          5,515,564
Francis E. Jeffries       42,036,480   1,928,524   48,971,210          5,515,564
Leroy Keith, Jr.          42,076,986   1,888,018   49,024,526          5,462,248
Marilyn E. LaMarche       42,048,390   1,916,614   48,966,018          5,520,756
Philip R. McLoughlin      42,088,462   1,876,542   49,031,748          5,455,025
Geraldine M. McNamara     42,092,473   1,872,531   48,983,908          5,502,866
Everett L. Morris         42,034,132   1,930,871   48,971,210          5,515,564
James M. Oates            42,081,194   1,883,810   49,050,828          5,435,945
Donald B. Romans          42,036,480   1,928,524   48,971,210          5,515,564
Richard E. Segerson       42,102,719   1,862,285   49,036,240          5,450,533
Ferdinand L. J. Verdonck  42,086,114   1,878,889   48,889,630          5,597,144
Lowell P. Weicker, Jr.    42,032,415   1,932,589   49,017,211          5,469,563

                                                                                            INTERNATIONAL EQUITY
                                                         FOCUSED VALUE                  (N/K/A FOREIGN OPPORTUNITIES)
                                              ----------------------------------     ----------------------------------
                                                  FOR       AGAINST     ABSTAIN          FOR       AGAINST     ABSTAIN
                                              ----------   ---------   ---------     ----------   ---------   ---------
   2. New Investment Advisory Agreement       41,347,768   1,451,541   1,165,635     47,311,489   5,334,618   1,840,647

   3. Subadvisory Agreements with Vontobel    41,180,599   1,566,191   1,218,153     47,077,302   5,346,839   2,062,613

   4. Allow PIC to replace or modify
      subadvisory agreements                  29,610,029   5,005,210   1,127,530     37,382,371  12,631,526   2,040,904


FUND MANAGEMENT TABLES (UNAUDITED)


     Information pertaining to the Trustees and officers of the Trust as of February 28, 2006, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring April 29, 2006.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway           Served since 1993.       53        Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC                                     Trustee/Director, Phoenix Funds Complex (1983-present).
101 Park Avenue                                               Trustee/Director, Realty Foundation of New York (1972-present),
New York, NY 10178                                            Josiah Macy, Jr. Foundation (Honorary) (2004-present), Pace
DOB: 8/2/29                                                   University (Director/Trustee Emeritus) (2003-present), Greater New
                                                              York Councils, Boy Scouts of America (1985-present), The Academy of
                                                              Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                              Property Corp. (1989-present), Colgate University (Trustee Emeritus)
                                                              (2004-present). Director/Trustee, The Harlem Youth Development
                                                              Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                              Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                              Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                              Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                              (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                              Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                              (1994-2002), Pace University (1978-2003), New York Housing
                                                              Partnership Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                              Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne        Served since 1993.       53        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill(1)          Served since 2004.       51        Retired. Trustee, Phoenix Funds Family (1989-present). Director,
7721 Blue Heron Way                                           Citigroup Alternative Investment Multi-Adviser Hedge Fund Portfolios
West Palm Beach, FL 33412                                     (2005-present). Advisory Director, ING Clarion Funds (5 Portfolios)
DOB: 3/28/30                                                  (2005  to present). Trustee, Scudder Investments (55 portfolios)
                                                              (1986-2005). Director, Coutts & Co. Trust Holdings Limited (1991-
                                                              2000), Coutts & Co. Group (1991-2000) and Coutts & Co. International
                                                              (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries        Served since 1995.       54        Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902                                      Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.           Served since 1987.       51        Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.                                     (2001-present). Director/Trustee, Evergreen Funds (six portfolios).
736 Market Street,                                            Trustee, Phoenix Funds Family (1980-present). Director, Diversapak
Ste. 1430                                                     (2002-present). Obaji Medical Products Company (2002-present).
Chattanooga, TN 37402                                         Director, Lincoln Educational Services (2002-2004). Chairman, Carson
DOB: 2/14/39                                                  Products Company (cosmetics) (1998 to 2000).
------------------------------------------------------------------------------------------------------------------------------------

34

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara      Served since 2001.       53        Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of                                         (1982-present). Trustee/Director, Phoenix Funds Complex
New York                                                      (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(2)       Served since 1995.       53        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road                                                Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                          President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                  (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates(3)          Served since 1987.       51        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets,
c/o Northeast Partners                                        Inc.) (financial services) (1997-present). Trustee / Director
150 Federal Street,                                           Phoenix Funds Family (1987-present). Managing Director, Wydown Group
Suite 1000                                                    (consulting firm) (1994-present). Director, Investors Financial
Boston, MA 02110                                              Service Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                  Corporation (1995-present), Stifel Financial (1996-present),
                                                              Connecticut River Bancorp (1998-present), Connecticut River Bank
                                                              (1999-present), Trust Company of New Hampshire (2002-present).
                                                              Chairman, Emerson Investment Management, Inc. (2000-present).
                                                              Independent Chairman, John Hancock Trust (since 2005), Trustee, John
                                                              Hancock Funds II and John Hancock Funds III (since 2005). Trustee,
                                                              John Hancock Trust (2004-2005). Director/Trustee, AIB Govett Funds
                                                              (six portfolios) (1991-2000), and Command Systems, Inc. (1998-2000),
                                                              Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly
                                                              1Mind.com), (2000-2002), Plymouth Rubber Co. (1995-2003). Director
                                                              and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans(1)        Served since 2004.       51        Retired. President, Romans & Company (private investors and
39 S. Sheridan Road                                           financial consultants) (1987-present). Trustee/Director, Phoenix Funds
Lake Forest, IL 60045                                         Family (2004-present). Trustee, Burnham Investors Trust
DOB: 4/22/31                                                  (5 portfolios) (1967-present)
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson        Served since 1993.       51        Managing Director, Northway Management Company (1998-present).
Northway Management                                           Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck   Served since 2004.       14        Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
Nederpolder, 7                                                Funds Family (2002-present). Director EASDAQ (Chairman)(2001-present),
B-9000 Gent, Belgium                                          The JP Morgan Fleming Continental European Investment Trust
DOB: 7/30/42                                                  (1998-present), Groupe SNEF (1998-present), Degussa Antwerpen
                                                              N.V.(1998-present), Santens N.V.(1999-present). Managing Director,
                                                              Almanij N.V. (1992-2003). Director, KBC Bank and Insurance Holding
                                                              Company (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                              (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                              N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                              Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                              Commerce for Belgium and Luxemburg (1995-2001), Phoenix Investment
                                                              Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Messrs. Dill and Romans will retire from the board of Trustees effective April 29, 2006.

(2) Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

(3) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci(4)        President since           14       Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57               2004.                              Inc. (wealth management) (since 2003). President and Chief
                                                              Executive Officer, Phoenix Investment Partners, Ltd. (since 2003).
                                                              Chief Executive Officer and President, The Zweig Fund, Inc.
                                                              and the Zweig Total Return Fund, Inc. (2004-present). President, certain funds within the Phoenix Fund Complex (2004-present).
                                                              President and Chief Executive Officer of North American investment operations, Pioneer Investment Management USA, Inc. (2001-2003).
                                                              President of Private Wealth Management Group Fidelity Brokerage
                                                              Company (2000-2001), Fidelity Investments (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(5)     Served since 2002.        51       Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC                                       Trustee/Director, Phoenix Funds Family (2002-present). Director, The
30 Rockefeller Plaza,                                         Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                    Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(6)    Served since 1989.        79       Director, PXRE Corporation (Reinsurance) (1985-present), World Trust
200 Bridge Street                                             Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                             (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46                                                 (1997-2002), Chief Executive Officer (1995-2002), Director
                           Chairman                           (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                              Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                              Director (1994-2002) and Executive Vice President, Investments
                                                              (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and
                                                              Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                              (1982-2002), Chairman (2000-2002) and President (1990-2000), Phoenix
                                                              Equity Planning Corporation. Chairman and President, Phoenix/Zweig
                                                              Advisers LLC (2001-2002). Director (2001-2002) and President (April
                                                              2002-September 2002), Phoenix Investment Management Company. Director
                                                              and Executive Vice President, Phoenix Life and Annuity Company
                                                              (1996-2002). Director (1995-2000) and Executive Vice President
                                                              (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable
                                                              Insurance Company. Director, Phoenix National Trust Holding Company
                                                              (2001-2002). Director (1985-2002) and Vice President (1986-2002) and
                                                              Executive Vice President (April 2002-September 2002), PM Holdings,
                                                              Inc. Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                              Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies, Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

(5) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(6) Mr. McLoughlin is an "interested person", as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S) HELD WITH
  NAME, ADDRESS AND          TRUST AND LENGTH OF                                       PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH               TIME SERVED                                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George R. Aylward       Executive Vice President since         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64            2004.                                  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                               (2004-present). Vice President, Phoenix Life Insurance Company
                                                               (2002-2004). (Vice President, The Phoenix Companies, Inc.
                                                               (2001-2004). Vice President, Finance, Phoenix Investment Partners,
                                                               Ltd. (2001-2002). Assistant Controller, Phoenix Investment Partners,
                                                               Ltd. (1996-2001). Executive Vice President, certain funds within the
                                                               Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman      Senior Vice President since 2004.      Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62                                                   Phoenix Companies, Inc. (since 2006), Senior Vice President, Asset
                                                               Management Product Development, Phoenix Investment Partners, Ltd.
                                                               (2005-present), Senior Vice President and Chief Administrative
                                                               Officer, Phoenix Investment Partners, Ltd., (2003-2004). Senior Vice
                                                               President and Chief Administrative Officer, Phoenix Equity Planning
                                                               Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch            Vice President and Chief Compliance    Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue        Officer since 2004.                    (1989-present); Vice President and Chief Compliance Officer, certain
New York, NY 10022                                             Funds within the Phoenix Fund Complex (2004-present); Vice President,
DOB: 9/23/45                                                   The Zweig Total Return Fund, Inc. (2004-present); Vice President, The
                                                               Zweig Fund, Inc. (2004-present); President and Director of Watermark
                                                               Securities, Inc. (1991-present); Assistant Secretary of Gotham
                                                               Advisors Inc. (1990-present); Secretary, Phoenix-Zweig Trust
                                                               (1989-2003); Secretary, Phoenix-Euclid Market Neutral Fund
                                                               (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss        Chief Financial Officer since 2005     Assistant Treasurer (2001-present), Vice President, Fund
DOB: 11/24/52           and Treasurer  since 1996.             (Accounting (1994-2000), Treasurer (1996-2000), Phoenix Equity
                                                               Planning Corporation. Vice President (2003-present), Phoenix
                                                               Investment Partners, Ltd. Chief Financial Officer and Treasurer,
                                                               or Assistant Treasurer, certain funds within the Phoenix Fund
                                                               Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr           Vice President, Chief Legal Officer,   Vice President and Counsel, Phoenix Life Insurance Company (May 2005-
One American Row        Counsel and Secretary since 2005.      present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102                                             Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                                                   2005-present). Compliance Officer of Investments and Counsel,
                                                               Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                                               General Counsel, The Hartford Financial Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX ADVISER TRUST

101 Munson Street
Greenfield, MA 01301

TRUSTEES                                                                      INVESTMENT ADVISER
E. Virgil Conway                                                              Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                                                           56 Prospect Street
S. Leland Dill                                                                Hartford, CT 06115-0480
Daniel T. Geraci
Francis E. Jeffries                                                           PRINCIPAL UNDERWRITER
Leroy Keith, Jr.                                                              Phoenix Equity Planning Corporation
Marilyn E. LaMarche                                                           One American Row
Philip R. McLoughlin, Chairman                                                Hartford, CT 06103-2899
Geraldine M. McNamara
Everett L. Morris                                                             TRANSFER AGENT
James M. Oates                                                                Phoenix Equity Planning Corporation
Donald B. Romans                                                              One American Row
Richard E. Segerson                                                           Hartford, CT 06103-2899
Ferdinand L. J. Verdonck
                                                                              CUSTODIAN
                                                                              State Street Bank and Trust Company
OFFICERS                                                                      P.O. Box 5501
Daniel T. Geraci, President                                                   Boston, MA 02206-5501
George R. Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Marc Baltuch, Vice President and Chief Compliance Officer                     PricewaterhouseCoopers LLP
Nancy G. Curtiss, Chief Financial Officer and Treasurer                       125 High Street
Kevin J. Carr, Vice President, Counsel, Secretary  and Chief Legal Officer    Boston, MA 02110



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for semiannual and annual shareholder fund reports to allow mutual fund
companies to send a single copy of these reports to shareholders who          HOW TO CONTACT US
share the same mailing address. If you would like additional copies,          Mutual Fund Services                  1-800-243-1574
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

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--------------------------------------------------------------------------------
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                                                                    PRESORTED
                                                                    STANDARD
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                                                                      PAID
                                                                  Louisville, KY
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                                                                 ---------------

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP4297                                                                     4-06
BPD28525

 Phoenix Foreign Opportunities Fund /Phoenix Overseas Fund
 Pro Forma Combined Schedule of Investments
 February 28, 2006 (Unaudited)

        Shares or Par Value                                                                              Market Value
--------------------------------------  ----------------------------------------                        --------------
                           Phoenix                                                                                       Phoenix
                           Foreign                                                                                       Foreign
  Phoenix               Opportunities                                                         Phoenix                  Opportunities
  Foreign      Phoenix    Pro Forma                                                           Foreign       Phoenix      Pro Forma
Opportunities  Overseas   Combined                                                         Opportunities    Overseas     Combined
    Fund         Fund     Portfolios   DESCRIPTION                                             Fund           Fund      Portfolios
--------------------------------------                                                     -----------------------------------------

                                      FOREIGN COMMON STOCKS  (C)
    25,300             -     25,300   Aalberts Industries N.V. (Industrial
                                        Machinery)                                        1,800,648             -     1,800,648
         -        28,700     28,700   ABN AMRO Holding N.V. (Diversified Banks)                   -       836,335       836,335
         -         7,285      7,285   Air Liquide SA (Industrial Gases)(d)                        -     1,437,497     1,437,497
         -        28,875     28,875   Allied Irish Banks plc (Diversified Banks)                  -       689,982       689,982
    82,600             -     82,600   America Movil S.A. de C.V. ADR Series L
                                        (Wireless Telecommunication Services)             2,868,698             -     2,868,698
     3,648             -      3,648   AmorePacific Corp. (Personal Products)              1,272,351             -     1,272,351
   407,239             -    407,239   Anglo Irish Bank Corp. plc (Regional Banks)         6,677,176             -     6,677,176
   126,600             -    126,600   Aristocrat Leisure Ltd. (Leisure Products)          1,126,012             -     1,126,012
   101,700             -    101,700   Atlas Copco AB (Industrial Machinery)               2,312,001             -     2,312,001
         -        26,824     26,824   AXA Sponsored ADR (Multi-line Insurance)                    -       949,033       949,033
    62,500        39,110    101,610   Banco Bilbao Vizcaya Argentaria S.A
                                        (Diversified Banks)                               1,271,032       795,361     2,066,393
    74,930             -     74,930   Banco Itau Holding Financeira S.A.
                                        (Regional Banks)                                  2,424,154             -     2,424,154
         -        50,000     50,000   Banco Popular Espanol SA (Regional Banks)(d)                -       670,627       670,627
         -        33,400     33,400   Bank of Ireland (Diversified Banks)                         -       594,188       594,188
   156,500             -    156,500   Bank Rakyat (Regional Banks)                           55,391             -        55,391
    97,376             -     97,376   Barrat Developments plc (Homebuilding)              1,764,050             -     1,764,050
         -        10,800     10,800   BASF AG (Diversified Chemicals)                             -       814,494       814,494
   185,300             -    185,300   Bharti Tele-Ventures Ltd. (Integrated
                                        Telecommunication Services)(b)                    1,505,302             -     1,505,302
         -        17,000     17,000   BNP Paribas SA (Diversified Banks)(d)                       -     1,573,289     1,573,289
         -       174,750    174,750   BP plc (Integrated Oil & Gas)                               -     1,933,101     1,933,101
   244,379             -    244,379   British American Tobacco plc (Tobacco)              5,822,366             -     5,822,366
         -       233,275    233,275   BT Group plc (Integrated Telecommunication
                                        Services)                                                 -       841,385       841,385
   214,371             -    214,371   Cadbury Schweppes plc (Packaged Foods & Meats)      2,177,708             -     2,177,708
         -        22,000     22,000   Canon, Inc. (Electronic Equipment Manufacturers)            -     1,373,593     1,373,593
         -        10,800     10,800   Carrefour SA (Food Retail)(d)                               -       536,130       536,130
    13,300             -     13,300   Colruyt SA (Food Retail)                            1,915,982             -     1,915,982
 1,700,000             -  1,700,000   ComfortDelgro Corp. Ltd. (Highways & Railtracks)    1,722,180             -     1,722,180
    38,200             -     38,200   Companhia Vale do Rio Doce Sponsored ADR
                                        (Diversified Metals & Mining)                     1,554,740             -     1,554,740
         -        11,900     11,900   Credit Suisse Group (Diversified Banks)(d)                  -       659,084       659,084
    41,600             -     41,600   Daito Trust Construction Co. Ltd. (Homebuilding)    1,948,059             -     1,948,059
         -       120,000    120,000   DBS Group Holdings, Ltd. (Diversified Banks)(d)             -     1,206,956     1,206,956
         -        22,600     22,600   Denso Corp. (Auto Parts & Equipment)                        -       824,457       824,457
   181,781        46,800    228,581   Diageo plc (Distillers & Vintners)                  2,789,791       718,239     3,508,030
   339,500             -    339,500   Enagas (Oil & Gas Storage & Transportation)         6,871,824             -     6,871,824
   264,500             -    264,500   Esprit Holdings Ltd. (Apparel Retail)               2,022,868             -     2,022,868
         -        11,400     11,400   Fortis (Multi-Sector Holdings)                              -       406,080       406,080
         -        68,273     68,273   GlaxoSmithKline plc (Pharmaceuticals)                       -     1,734,076     1,734,076
   557,200             -    557,200   Grupo Modelo, S.A. de C.V. Series C (Brewers)       1,928,258             -     1,928,258
         -        43,000     43,000   HBOS plc (Diversified Banks)                                -       800,797       800,797
    52,500             -     52,500   HDFC Bank Ltd. ADR (Diversified Banks)              2,792,475             -     2,792,475
         -         7,500      7,500   Henkel KGaA (Personal Products)                             -       767,368       767,368
    90,800             -     90,800   HSBC Holdings plc (Diversified Banks)               1,555,124             -     1,555,124
   115,992             -    115,992   Imperial Tobacco Group plc (Tobacco)                3,488,467             -     3,488,467
   111,000             -    111,000   Indutrade AB (Industrial Machinery)(b)              1,220,435             -     1,220,435
    54,200             -     54,200   Infosys Technologies Ltd. (IT Consulting
                                        & Other Services)                                 3,445,918             -     3,445,918
         -        38,000     38,000   Kao Corp. (Personal Products)                               -     1,032,173     1,032,173
   148,700             -    148,700   Kensington Group plc (Consumer Finance)             2,954,807             -     2,954,807
         -       216,000    216,000   Kingfisher plc (Home Improvement Retail)                    -       863,941       863,941
         -        44,500     44,500   Koninklijke Philips Electronics N.V.
                                        (Industrial Conglomerates)                                -     1,448,172     1,448,172
    40,500             -     40,500   KT&G Corp. (Tobacco)                                2,400,867             -     2,400,867
     9,357             -      9,357   Kuhene & Nagel International AG (Marine)            2,822,498             -     2,822,498
   551,000             -    551,000   Li & Fung Ltd. (Trading Companies & Distributors)   1,109,727             -     1,109,727
     1,052             -      1,052   Lindt & Spruengli AG (Packaged Foods & Meats)       2,005,925             -     2,005,925
         -        67,610     67,610   Lloyds TSB Group plc (Multi-Sector Holdings)                -       656,783       656,783
         -        11,100     11,100   L'Oreal SA (Personal Products)(d)                           -       981,424       981,424
         -         8,200      8,200   LVMH Moet Hennessy Louis Vuitton SA (Apparel,
                                        Accessories & Luxury Goods)(d)                            -       744,870       744,870
    53,300             -     53,300   M6 Metropole Television (Broadcasting & Cable TV)   1,602,969             -     1,602,969
       226            64        290   Millea Holdings, Inc. (Property & Casualty
                                        Insurance)                                        4,599,105     1,302,401     5,901,506
         -           125        125   Mitsubishi UFJ Financial Group, Inc.
                                        (Diversified Banks)                                       -     1,855,919     1,855,919
         -        10,500     10,500   Murata Manufacturing Co. Ltd. (Electronic
                                        Equipment Manufacturers)                                  -       647,479       647,479
     7,150         2,800      9,950   Nestle S.A. Registered Shares (Packaged
                                        Foods & Meats)(d)                                 2,102,126       823,210     2,925,336
    98,100             -     98,100   News Corp. Class B (Movies & Entertainment          1,674,190             -     1,674,190
         -        37,400     37,400   Nomura Holdings, Inc. (Investment Banking
                                        & Brokerage)                                              -       713,709       713,709
    98,758             -     98,758   Northern Rock plc (Regional Banks)                  1,951,087             -     1,951,087
    28,900        22,976     51,876   Novartis AG ADR (Pharmaceuticals)                   1,538,925     1,223,472     2,762,397
         -        67,610     67,610   Pearson plc (Publishing & Printing)                         -       595,231       595,231
         -        68,500     68,500   Prudential plc (Life & Health Insurance)                    -       724,699       724,699
    40,905             -     40,905   Reckitt Benckiser plc (Personal Products)           1,456,437             -     1,456,437
   179,300             -    179,300   Red Electrica de Espana (Electric Utilities)        5,996,510             -     5,996,510
         -        99,100     99,100   Reed Elsevier plc (Publishing & Printing)                   -       894,644       894,644
   138,000             -    138,000   Remgro Ltd. (Industrial Conglomerates)              2,894,377             -     2,894,377
         -        23,000     23,000   Rio Tinto Ltd. (Diversified Metals & Mining)(d)             -     1,204,977     1,204,977
    16,400         5,700     22,100   Roche Holding AG (Pharmaceuticals)(d)               2,423,050       842,157     3,265,207
    69,234        28,000     97,234   Royal Bank of Scotland Group plc
                                        (Diversified Banks)                               2,315,818       936,575     3,252,393
    53,880             -     53,880   S1 Corp. (Specialized Consumer Services)            2,242,670             -     2,242,670
         -        15,000     15,000   Sanofi-aventis (Pharmaceuticals)(d)                         -     1,276,872     1,276,872
         -         5,340      5,340   SAP AG (Application Software)                               -     1,089,425     1,089,425
         -         7,600      7,600   Schneider Electric SA (Electrical Components
                                        & Equipment)(d)                                           -       776,586       776,586
         -        15,000     15,000   Secom Co. Ltd. (Specialized Consumer Services)              -       744,253       744,253
         -        23,600     23,600   Shimano, Inc. (Leisure Products)(d)                         -       680,525       680,525
         -        22,700     22,700   Shin-Etsu Chemical Co. Ltd.
                                        (Diversified Chemicals)                                   -     1,208,614     1,208,614
         -        12,000     12,000   Siemens AG (Industrial Conglomerates)                       -     1,102,040     1,102,040


         -         7,100      7,100   SMC Corp. (Electrical Components & Equipment)               -     1,002,962     1,002,962
         -         6,600      6,600   Societe Generale (Diversified Banks)(d)                     -       934,646       934,646
         -        17,300     17,300   Sony Corp. (Household Appliances)(d)                        -       810,018       810,018
   113,100             -    113,100   Souza Cruz S.A. (Tobacco)                           1,865,737             -     1,865,737
         -        43,100     43,100   Statoil ASA (Integrated Oil & Gas)                          -     1,103,738     1,103,738
         -        11,400     11,400   Swiss Reinsurance (Property & Casualty Insurance)           -       812,083       812,083
         -        12,500     12,500   Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)            -       696,306       696,306
         -         7,800      7,800   TDK Corp. (Electronic Equipment Manufacturers)(d)           -       540,319       540,319
   499,500             -    499,500   Techtronics Industries Co. Ltd. (Household
                                        Appliances)                                         865,115             -       865,115
         -        64,532     64,532   Telefonica SA (Integrated Telecommunication
                                        Services)                                                 -       995,023       995,023
   271,000             -    271,000   Telekomunikasi (Integrated Telecommunication
                                        Services)                                           182,979             -       182,979
   841,806        98,700    940,506   Tesco plc (Food Retail)                             4,988,596       584,903     5,573,499
    58,600             -     58,600   TNT N.V. (Air Freight & Logistics)                  1,906,167             -     1,906,167
         -        13,506     13,506   Total SA Sponsored ADR (Integrated Oil & Gas)               -     1,703,512     1,703,512
    63,000        20,100     83,100   Toyota Motor Corp. (Automobile Manufacturers)(d)    3,358,369     1,071,480     4,429,849
   185,100             -    185,100   Tractebel Energia S.A. (Electric Utilities)         1,521,072             -     1,521,072
    20,800         6,480     27,280   UBS AG Registered Shares (Diversified
                                        Capital Markets)                                  2,209,902       688,470     2,898,372
         -        24,050     24,050   Vodafone Group plc Sponsored ADR (Wireless
                                        Telecommunication Services)                               -       464,646       464,646
   169,831             -    169,831   Westfield Group (Real Estate Management
                                        & Development)                                    2,238,534             -     2,238,534
     5,480             -      5,480   Westfield Group (Real Estate Management
                                        & Development)                                       72,265             -        72,265
         -        37,800     37,800   Westpac Banking Corp. (Diversified Banks)                   -       660,098       660,098
         -        33,000     33,000   Wolters Kluwer N.V. (Publishing & Printing)                 -       723,974       723,974
   167,264             -    167,264   Woolworths Ltd. (Food Retail)                       2,278,009             -     2,278,009
                                                                                        -----------  ------------ -  ----------
         -             -              TOTAL FOREIGN COMMON STOCKS                       127,910,843    57,324,401   185,235,244
         -             -
         -             -              SHORT-TERM OBLIGATIONS--

                                      MONEY MARKET MUTUAL FUNDS
         -    11,716,998 11,716,998   State Street Navigator Prime Plus
                                        (4.54% seven day effective yield)(f)                      -    11,716,998    11,716,998
                                                                                        -----------   -----------   -----------
                                                                                                  -    11,716,998    11,716,998

                                      COMMERCIAL PAPER(E)--
     3,010             -      3,010   Clipper Receivables Co. LLC 4.55%, 3/1/06           3,010,000             -     3,010,000
         -           780        780   UBS Americas 4.55%, 3/1/06                                  -       780,000       780,000
     1,400             -      1,400   Sysco Corp. 4.48%, 3/7/06                           1,398,955             -     1,398,955
                                                                                        -----------   -----------   -----------
                                      TOTAL SHORT-TERM OBLIGATIONS                        4,408,955    12,496,998    16,905,953

                                      TOTAL INVESTMENTS--100.2%                         132,319,798    69,821,399   202,141,197 (a)
                                      Other assets and liabilities, net---(0.2)%          2,690,918   (10,869,673)   (8,178,755)
                                                                                        -----------   -----------   ---------------

                                      NET ASSETS--100.0%                              $ 135,010,716  $ 58,951,726 $ 193,962,442

                                   As of February 28, 2006, all the securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

                                (a)   Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,194,434 and $16,324,996 and gross depreciation of
                                      $310,565 and $312,494 for federal income tax purposes. At February 28, 2006, the aggregate cost of securities for federal income tax purposes was $106,435,929 and $53,808,897.
                                (b)   Non-income producing.
                                (c)   Foreign common stocks are determined based on the country in which the security is issued.
                                      The country of risk is determined based on criteria described in Note     "Foreign security
                                      country determination" in the Notes to Proforma Statements.
                                (d)   All or a portion of security is on loan.
                                (e)   The rate shown is the discount rate.
                                (f)   Represents security purchased with cash collateral received for securities on loan.

                                                                                       ============   ===========   ================

                                      SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

 Phoenix Foreign Opportunities Fund/Phoenix Overseas Fund
 Pro Forma Combining Statement of Assets and Liabilities
 February 28, 2006 (Unaudited)

                                                    ==============      ===============       ================      ===============
                                                                                                                    Phoenix
                                                                                                                    Foreign
                                                    Phoenix                                                         Opportunities
                                                    Foreign             Phoenix                                     Pro Forma
                                                    Opportunities       Overseas              Adjustments           Combined
                                                    Fund                Fund                                        Portfolios
                                                    ==============      ===============       ================      ===============
ASSETS

Investment securities at value
  (Identified cost $105,563,131 and
  $53,253,211, including $11,154,603 of
  securities on loan,                               $  132,319,798           69,821,399                             $   202,141,197
Foreign Currency at value
  (Identified cost $220,443)                               219,770                    -                                     219,770
Cash                                                         2,471                    -                                       2,471
Receivables
  Dividends                                                201,531              123,770                                     325,301
  Investment securities sold                             1,952,785            1,501,613                                   3,454,398
  Fund shares sold                                       1,553,641              263,155                                   1,816,796
  Tax reclaims                                               4,044               45,472                                      49,516
Receivable from advisor                                        785                    -
Unrealized appreciation on forward
  currency contracts                                       398,316                    -                                     398,316
Prepaid expenses                                            23,896               25,265                                      49,161
                                                    --------------      ---------------       ----------------      ---------------
  Total assets                                         136,677,037           71,780,674                   -             208,456,926
                                                    --------------      ---------------       ----------------      ---------------
LIABILITIES
Cash overdraft                                                   -               17,905                                      17,905
Payables
  Investment securities purchased                        1,149,764                    -                                   1,149,764
  Fund shares repurchased                                   44,241              998,165                                   1,042,406
  Foreign taxes                                             51,316                    -                                      51,316
  Collateral on securities loaned                                -           11,716,998                                  11,716,998
  Investment advisory fee                                   60,512               35,132                                      95,644
  Transfer agent fee                                        31,431               11,972                                      43,403
  Distribution and service fees                             27,985                3,709                                      31,694
  Financial agent fee                                        8,604                6,132                                      14,736
  Trustee's fee                                                 84                   84                                         168
  Other accrued expenses                                    55,109               38,851                                      93,960
Unrealized depreciation on forward
  currency contracts                                       237,275                                                          237,275
                                                    --------------      ---------------       ----------------      ---------------
  Total liabilities                                    1,666,321             12,828,948                    -             14,495,269
                                                    --------------      ---------------       ----------------      ---------------
NET ASSETS                                          $  135,010,716           58,951,726                    -        $   193,961,657
                                                    ==============      ===============       ================      ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest    $  111,483,127      $    62,406,901                             $   173,890,028
Distributions in excess of net investment income,
  Undistributed net investment income (loss)              (323,099)             (22,726)                            $      (345,825)
Accumulated net realized gain (loss)                    (3,052,753)         (20,000,076)                            $   (23,052,829)
Net unrealized appreciation                             26,903,441           16,567,627                    -             43,471,068
                                                    --------------      ---------------       ----------------      ---------------
Net Assets                                          $  135,010,716      $    58,951,726       $            -        $   193,962,442
                                                    ==============      ===============       ================      ===============
------------------------------------------------------------------------------------------------------------------------------------
CLASS X
Shares of beneficial interest outstanding,
  no par value, unlimited authorization                          0            3,067,908               (977,128) (a)       2,090,780
Net assets                                          $            0      $    44,889,039                             $    44,889,039

Net asset value and offering price per share        $         0.00      $         14.63                             $         21.47
                                                                                                                    $         22.78
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

Shares of beneficial interest outstanding,
  no par value, unlimited authorization                  6,007,674              842,132               (245,683) (b)       6,604,123
Net assets                                          $  128,991,320      $    12,259,872                545,881 (b)      141,797,073

Net asset value per share                           $        21.47      $         14.56                             $         21.47
Offering price per share NAV/(1- 5.75%)             $        22.78      $         15.45
------------------------------------------------------------------------------------------------------------------------------------

CLASS B

Shares of beneficial interest outstanding,
  no par value, unlimited authorization                          0               37,755                (37,755)(c)  $             0
Net assets                                                       0      $       545,881               (545,881)(c)                0
                                                                                                                    $          0.00
Net asset value and offering price per share        $         0.00      $         14.46

------------------------------------------------------------------------------------------------------------------------------------
CLASS C

Shares of beneficial interest outstanding                  281,105               86,944                (28,245)(d)          339,804
Net assets                                         $     6,019,396      $     1,256,934                                   7,276,330

Net asset value and offering price per share       $         21.41      $         14.46                                       21.41

------------------------------------------------------------------------------------------------------------------------------------

a. Overseas Class X reallocation to Foreign Opportunities Class X.
b. Overseas Class A and B reallocation to Foreign Opportunities Class A.
c. Overseas Class B reallocation to Foreign Opportunities Class A.
d. Overseas Class C reallocation to Foreign Opportunities Class C.

                           See Notes to Pro Forma Financial Statements.

CAPITALIZATION SUPPORT
CONVERSION TABLE FOREIGN OPPORTUNITIES FUND
FEBRUARY 28, 2006

Combine Overseas Class A+B
Net assets Overseas Fund Class A+ Class B                                                           12,805,753
     divided by NAV of Foreign Opportunities Fund Class A                                                21.47
New shares to be issued                                                                                596,449
Old shares Overseas Fund Class A+ Class B                                                              879,887
Adjustment                                                                                            (283,438)
Conversion ratio new/old                                                                           0.677869627
Foreign Opportunities Fund Fundshares o/s                                                            6,007,674
Pro Forma total shares                                                                               6,604,123


Net assets Overseas Fund Class C                                                                     1,256,934
     divided by NAV of Foreign Opportunities Fund Class C                                          21.40960851
New shares to be issued                                                                                 58,709
Old shares Overseas Fund Class C                                                                        86,944
Adjustment                                                                                             (28,235)
Conversion ratio new/old                                                                           0.675249282
Foreign Opportunities Fund Fundshares o/s                                                              281,105
Pro Forma total shares                                                                                 339,814


Net assets Overseas Fund Class X                                                                    44,889,039
     divided by NAV of Foreign Opportunities Fund Class A                                                21.47
New shares to be issued                                                                              2,090,780
Old shares Overseas Fund Class X                                                                     3,067,908
Adjustment                                                                                            (977,128)
Conversion ratio new/old                                                                           0.681500112
Foreign Opportunities Fund Fundshares Using Class A                                                          0
Pro Forma total shares                                                                               2,090,780

 Phoenix Foreign Opportunities Fund/Phoenix Overseas Fund
 Pro Forma Combining Statement of Operations
 For the year ended February 28, 2006 (Unaudited)

                                                    ==============      ===============      ================       ===============
                                                    Phoenix
                                                    Foreign             Phoenix               Adjustments           Pro Forma
                                                    Opportunities       Overseas                                    Combining
                                                    Fund                Fund                                        Portfolios
                                                    ==============      ===============      ================       ===============

 INVESTMENT INCOME

 Interest                                           $      100,413      $         8,618      $                      $       109,031
 Dividends                                               2,731,157            1,575,081                                   4,306,238
 Security lending                                                -                9,099                                       9,099
 Foreign taxes withheld                                   (187,544)            (151,718)                                   (339,262)
                                                    --------------      ---------------      ----------------       ---------------

       Total investment income                           2,644,026            1,441,079                                   4,085,105
                                                    --------------      ---------------      ----------------       ---------------

 EXPENSES

 Investment advisory fee                                   932,846              542,231              (348,689) (a)        1,126,388
 Service fees - Class A                                    239,927               28,972               (55,595) (a)          213,304
 Distribution and service fees - Class B                         -                4,322                (4,322) (a)                0
 Distribution and service fees - Class C                    14,445               11,650                     -                26,095
 Financial agent fee                                        64,366               66,684                (3,878) (a)          127,172
 Transfer agent                                            170,659               69,113               (18,702) (a)          221,070
 Administration                                             30,205                   (0)              (30,205) (a)               (0)
 Registration                                               24,754               44,818                15,023  (a)           84,595
 Printing                                                   66,419               12,546                   380  (a)           79,345
 Professional                                               46,185               32,155               (48,484) (a)           29,856
 Custodian                                                  96,949               54,170               (23,919) (a)          127,200
 Trustees                                                   91,991               37,079              (102,670) (a)           26,400
 Miscellaneous                                              25,384               41,574                (4,336) (a)           62,622
                                                    --------------      ---------------      ----------------       ---------------

     Total expenses                                      1,804,130              945,314              (625,397) (a)        2,124,047
     Custodian fees paid indirectly                           (294)                   -                     -                  (294)
    Less expenses reimbursed by investment advisor        (453,855)            (101,263)               (4,367) (a)         (559,486)
                                                    --------------      ---------------      ----------------       ---------------

       Net expenses                                      1,349,981              844,051              (629,764) (a)        1,564,268
                                                    --------------      ---------------      ----------------       ---------------

 NET INVESTMENT INCOME (LOSS)                            1,294,045              597,028               629,764  (a)        2,520,838



 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities                 10,378,274            3,031,181                     -            13,409,455
 Net realized gain (loss) on foreign currency             (350,707)             (80,225)                    -              (430,932)
  Net realized gain (loss) on swap agreements                    -                    -                     -                     -
 Net change in unrealized appreciation
  (depreciation) on investments                          9,798,906           (8,917,050)                    -               881,856
 Net change in unrealized appreciation
  (depreciation) on foreign currency transactions.         196,934              (18,176)                    -               178,758
                                                                                                                                  -
 Net gain (loss)  on investments                        20,023,407           (5,984,270)                    -            14,039,137
                                                    --------------      ---------------      ----------------       ---------------

 NET INCREASE (DECREASE) IN NET ASSETS              $   21,317,452      $    (5,387,242)     $        629,764  (a)       16,559,975
 RESULTING FROM OPERATIONS                          ==============      ===============      ================       ===============

 Adjustments:

(a) Adjustments are true-ups to reflect combined fund expenses

                  See Notes to Pro Forma Financial Statements.

PHOENIX FOREIGN OPPORTUNITIES FUND/PHOENIX OVERSEAS FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
FEBRUARY 28, 2006 (UNAUDITED)


1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix Overseas Fund ("Overseas") into the Phoenix Foreign Opportunities Fund ("Foreign Opportunities "). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Overseas to Foreign Opportunities and the subsequent liquidation of Overseas. The accounting survivor in the proposed merger will be Foreign Opportunities. This is because the Surviving Fund will invest in a style that is similar to the way in which Foreign Opportunities Fund is currently operated (including Market Risk, Foreign investment risk, and Investment style risk). Additionally, Foreign Opportunities has a significantly larger asset base than Overseas.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Overseas and Foreign Opportunities are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.


2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Foreign Opportunities, which would have been issued at February 28, 2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of February 28, 2006, of Overseas A of $12,259,872, Overseas B $545,881, and Overseas X of $44,889,039 the net asset value of Foreign Opportunities Class A of $21.46; the net assets of Overseas Class C of $1,256,934 and the net asset value of Foreign Opportunities Class C of $21.41. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.


3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on the expense schedule of Foreign Opportunities which became effective February 28, 2006 the actual expenses of Overseas and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Foreign Opportunities at the combined level of average net assets for the period ended February 28, 2006.

4. PORTFOLIO VALUATION


Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


5. COMPLIANCE

As of the proforma date, February 28, 2006, all of the securities held by the Merging Series would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Series has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Series intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.


6. FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Date             Acquiring Fund            Target fund
                            Phoenix Foreign           Phoenix Overseas Fund
                            Opportunities Fund

2011                       $5,196,610                $20,084,716

In addition, the Funds have deferred post-October losses as follows:

Acquiring fund Phoenix Foreign Opportunities Fund             none
Target fund Phoenix Overseas Fund                             $6,050

The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryover.

                              PHOENIX ADVISER TRUST

                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification.

         The Amended and Restated Trust Instrument dated as of May 9, 2003, and the By-laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits:

1(a). Amended and Restated Trust Instrument, dated as of May 9, 2003. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed with the SEC on June 16, 2003 ("Form N-1A Registration Statement").

1(b). Certificate of Amendment, dated October 13, 2003. Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 27, 2004 ("Post-Effective Amendment No. 2").

1(c). Amendment to Amended and Restated Trust Instrument, dated December 18, 2003. Incorporated by reference to Post-Effective Amendment No. 2.

1(d). Second Amendment to Amended and Restated Trust Instrument, dated July 6, 2004. Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the SEC on June 20, 2005 ("Post-Effective Amendment No. 5").

2(a).    Bylaws. Incorporated by reference from Form N-1A Registration
         Statement.

2(b). First Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the SEC on April 29, 2004.

2(c). Second Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the SEC on April 21, 2005.

2(d). Third Amendment to the Bylaws. Incorporated by reference to Post-Effective Amendment No. 5.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant, dated as of June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

6(b). Subadvisory Agreement between PIC and Vontobel Asset Management, Inc., dated June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

7(a). Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated as of June 20, 2005. Incorporated by reference to Post-Effective Amendment No. 5.

7(b). Form of Sales Agreement between PEPCO and dealers. Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed on March 15, 2006 ("Post Effective Amendment No. 6").

8. Form of Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 6.

9(a). Master Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 1, 1997. Incorporated by reference to Post-Effective Amendment No. 5.

9(b). Amendment dated February 10, 2000 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 5.

10(a). Class A Shares Amended Distribution and Shareholder Servicing Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(b). Class C Shares Amended Distribution and Shareholder Servicing Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(c). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(d). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

10(e). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5.

11. Opinion and consent of Kevin J. Carr, Esq. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on April 13, 2006.

12. Tax opinion and consent of McDermott Will & Emery LLP. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between the Registrant and PEPCO, dated as of June 1, 1994. Incorporated by reference to Post-Effective Amendment No. 5.

13(b). First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated February 28, 2004. Incorporated by reference to Post-Effective Amendment No. 5.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Foreign Opportunities Fund of the Registrant and Phoenix Overseas Fund of Phoenix-Kayne Funds. Filed herewith.

15.      Not applicable.

16. Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, Richard E. Segerson and Ferdinand L.J. Verdonck. Incorporated by reference to the Form N-14AE Registration Statement filed with the SEC on April 13, 2006.

17.      Not applicable.

Item 17.    Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to the Registration Statement on Form N-14 AE which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 15th day of May, 2006.

                                           PHOENIX ADVISER TRUST

                                           By:     /s/ Daniel T. Geraci
                                                   --------------------
                                           Name:   Daniel T. Geraci
                                           Title:  President

         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 15th day of May, 2006.

Signatures                          Title
----------                          -----

---------------------------         Trustee
E. Virgil Conway

/s/ Nancy G. Curtiss                Treasurer (Principal Financial and
---------------------------         Accounting Officer)
Nancy G. Curtiss

/s/ Harry Dalzell-Payne             Trustee
-----------------------
Harry Dalzell-Payne*

-----------------------             Trustee
S. Leland Dill

/s/ Daniel T. Geraci                President (Principal Executive Officer) and
--------------------                Trustee
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
-----------------------
Francis E. Jeffries*

-----------------------             Trustee
Leroy Keith, Jr.

/s/ Marilyn E. LaMarche             Trustee
-----------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
-------------------------
Geraldine M. McNamara*

/s/ Everett L. Morris               Trustee
---------------------
Everett L. Morris*

-----------------------             Trustee
James M. Oates

-----------------------             Trustee
Donald B. Romans

/s/ Richard E. Segerson             Trustee
-----------------------
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck         Trustee
---------------------------
Ferdinand L.J. Verdonck*



* By: /s/ Daniel T. Geraci
      --------------------
         Daniel T. Geraci
         Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit         Item
-------         ----

14 Consent of PricewaterhouseCoopers LLP with respect to Phoenix Foreign Opportunities Fund of the Registrant and Phoenix Overseas Fund of Phoenix-Kayne Funds